                          CONFIDENTIAL PRESENTATION TO

               THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS OF

                               ROPAK CORPORATION


                       [LOGO OF WERTHEIM SCHRODER & CO.]

                            WERTHEIM SCHRODER & CO.
                                  INCORPORATED

                               November 29, 1994


                                 EXHIBIT 10.7

                          CONFIDENTIAL PRESENTATION TO

               THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS OF

                               ROPAK CORPORATION


                       [LOGO OF WERTHEIM SCHRODER & CO.]

                            WERTHEIM SCHRODER & CO.
                                  INCORPORATED

                               November 29, 1994

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                               TABLE OF CONTENTS

                                                                    PAGE
Scope of the Assignment . . . . . . . . . . . . . . . . . . . . . .    1

Due Diligence Procedures  . . . . . . . . . . . . . . . . . . . . .    2

Historical Overview . . . . . . . . . . . . . . . . . . . . . . . .    4

Recent Highlights . . . . . . . . . . . . . . . . . . . . . . . . .    7

Ownership Information . . . . . . . . . . . . . . . . . . . . . . .    9

Contacts Since Announcement of Wertheim Schroder Engagement . . . .   11

Transaction Overview  . . . . . . . . . . . . . . . . . . . . . . .   13

       o Terms of the Linpac Offer

Industry Overview . . . . . . . . . . . . . . . . . . . . . . . . .   15

Business Description  . . . . . . . . . . . . . . . . . . . . . . .   18

       o Product Lines

       o Joint Ventures and Investment

Strategic Highlights  . . . . . . . . . . . . . . . . . . . . . . .   25

New Product Opportunities . . . . . . . . . . . . . . . . . . . . .   28

Major Contributors to Future Growth . . . . . . . . . . . . . . . .   29




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[LOGO OF WERTHEIM SCHRODER & CO.]                                 Page 1

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                         TABLE OF CONTENTS (CONTINUED)

Financial Review . . . . . . . . . . . . . . . . . . . . . . . . . .   30

Three-Year Plans . . . . . . . . . . . . . . . . . . . . . . . . . .   31

Stock Price Performance  . . . . . . . . . . . . . . . . . . . . . .   40

Valuation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47

Valuation Methodology  . . . . . . . . . . . . . . . . . . . . . . .   46

Investment Banking Conclusion  . . . . . . . . . . . . . . . . . . .   63


                                                                  EXHIBIT
Historical and Projected Financial Information . . . . . . . . . . .    1

Analysis of Comparable Publicly Traded Companies . . . . . . . . . .    2

Premiums in Merger and Acquisition Transactions  . . . . . . . . . .    3

Discounted Cash Flow Analysis  . . . . . . . . . . . . . . . . . . .    4

Leveraged Buyout Analysis  . . . . . . . . . . . . . . . . . . . . .    5

Analysis of Comparable Merger & Acquisition Transactions . . . . . .    6

Comparable Companies S&P Tear Sheets . . . . . . . . . . . . . . . .    7




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[LOGO OF WERTHEIM SCHRODER & CO.]                                 Page 2

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                            SCOPE OF THE ASSIGNMENT

[_] To evaluate, from a financial point of view, the fairness to Ropak Corporation's ("Ropak" or the "Company") shareholders, other than Linpac or the members of the Roper family, of the proposal by Linpac Mouldings Ltd. ("Linpac") to acquire all the common equity of Ropak Corporation at a price of $10.50 per share.




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[LOGO OF WERTHEIM SCHRODER & CO.]                                        Page 1

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                            DUE DILIGENCE PROCEDURES

[_] Reviewed the Company's historical financial information including annual reports and 10K's for the 1989-1993 fiscal years ended December 31, quarterly reports for 1993 and the first three quarters of 1994, the Company's proxy dated May 17, 1994, the October 1994 financial statements and the budget for the fiscal year 1994.

[_] Discussed with management the Company's operations, customers, markets, competition, products, and historical and projected financial information.

[_] Reviewed with management the Company's three-year financial projections dated August 31, 1993 and the Company's revised three-year financial projections dated November 9, 1994.

[_] Visited the Ropak West, Ropak Central, and Capilano divisions and discussed their operations with management.




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

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                      DUE DILIGENCE PROCEDURES (CONTINUED)


[_]  Interviewed several U.S. and Canadian customers.

[_] Discussed the state of the polyethylene market with several of Ropak's U.S.-based suppliers.

[_] Reviewed Ropak's accounting practices and copies of the management letters for the years 1988 through 1993 with the Company's auditors, Deloitte & Touche.

[_]  Wertheim Schroder did not perform a market check.

[_]  Wertheim Schroder had no contact with Linpac.




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

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                              HISTORICAL OVERVIEW


[_] Ropak West Inc. was founded in La Mirada, California in 1978 and became a publicly owned company in December 1981 when it was merged with an inactive publicly held corporation.

[_]  The company's name was changed to Ropak Corporation in 1985.

[_] In December 1985, Ropak issued one million shares of common stock at $11.00 per share in an equity offering.

[_] In 1989, Ropak acquired a 20% equity interest in the predecessor company of InVitro International. It further increased its interest through subsequent transactions to approximately 1,340,337 shares between 1990 and 1991.




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

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                        HISTORICAL OVERVIEW (CONTINUED)

[_] Linpac Group, a large U.K.-based privately-held packaging company, acquired an 8.5% interest in Ropak in 1992 when it purchased from Massachusetts Mutual Life Insurance Company convertible debt issued by Ropak in 1985. The principal amount of this debt was $1,250,000.

[_] In April and June 1993, respectively, Ropak acquired the assets of two Canadian companies, CRS Plastics ("CRS"), a division of Vulcan Packaging, Inc. ("Vulcan"), and the injection molding division of Vulcan.

[_] The $5.2 million acquisition of Vulcan's injection molding division was funded through the issuance of preferred stock of Ropak Canada, which is exchangeable into 577,778 shares of Ropak common stock at $9.00 per share.

[_] The $3.5 million acquisition of CRS was funded through the issuance of an exchangeable subordinated promissory note, exchangeable for one million shares of InVitro International common stock.




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

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                        HISTORICAL OVERVIEW (CONTINUED)

[_] In November 1993, Vulcan exchanged the promissory note issued by Ropak for one million shares of InVitro International held at the time by Ropak. As a result of this transaction, along with the sale of 31,233 shares for cash which also took place in 1993, Ropak's interest in InVitro International common stock decreased from 1,340,337 shares to 309,104 shares.

[_] On October 14, 1994, Linpac acquired all of the preferred stock issued in the Vulcan acquisition from the National Bank of Canada which held the stock as collateral for loans made to Vulcan.

[_] Currently, the Company owns and operates ten plants in the United States and Canada, including a new materials handling facility in Kentucky which became fully operational in November 1994. Ropak is projecting $124.4 million in 1994 sales.




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[LOGO OF WERTHEIM SCHRODER & CO.]                                        Page 6

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                               RECENT HIGHLIGHTS

[_]  1992                    Acquisition by Linpac of an 8.5% interest in Ropak

[_]  April and June, 1993    Acquisition of CRS Plastics and the injection
                             molding division of Vulcan Packaging, Inc.

[_]  April 4, 1994           Publication of research report on Ropak, by
                             Bridgecorp Securities with buy recommendation.
                             Stock closes at $5.50 with volume of 2,000 shares.

[_]  September 1, 1994       "The Kon-Lin Letter" gives buy recommendation on
                             Ropak. Stock closes at $7.75 with volume of 3,400 shares.

[_]  September 19, 1994      Article in Los Angeles Times recommending Ropak
                             stock. Stock closes at $8.31 with volume of 154,700 shares.

[_]  September 23, 1994      Volume of 635,900 shares (14.8% of total shares
                             outstanding). Stock closes at $9.50 with volume of 635,900 shares.




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

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                         RECENT HIGHLIGHTS (CONTINUED)

[_]  September 28, 1994      Announcement of Linpac offer of $10.50 for all
                             common equity of Ropak, other than the share held by Linpac. Stock closes at $10.00 with volume of 406,500 shares

[_]  September 29, 1994      684,000 shares of Ropak traded (15.8% of total
                             shares outstanding).  Stock closes at $10.13

[_]  October l4, 1994        Acquisition by Linpac of Vulcan Preferred Stock
                             from the National Bank of Canada for $5.922 million, equivalent to $10.25 per share. Stock closes at $10.00

[_]  November 1, 1994        Start-up of Kentucky material handling facility

[_]  November 8, 1994        Retention of Wertheim Schroder by the Special
                             Committee of the Board of Ropak Corporation to evaluate the Linpac proposal

[_]  November 17, 1994       Release of Third Quarter results




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

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                             OWNERSHIP INFORMATION



Shares Outstanding on October 31, 1994                    4,299,184

Shares Outstanding on October 31, 1994
(including conversion of Convertible Preferred Stock)     4,876,961

Fully Diluted Shares
(including conversion of Convertible Preferred Stock)     5,351,492

Shares controlled by Linpac                               2,159,964(1)
(40.4% of fully diluted shares outstanding)




(1) Includes 100,000 shares purchased in the market by Linpac between 9/30/94 and 10/24/94 as disclosed in the 13-D dated 11/10/94.




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

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                       OWNERSHIP INFORMATION (CONTINUED)

                            Institutional Investors


                                           No. of     % of Shares
Institutional Investor                     Shares     Outstanding   Reporting Date
---------------------------------------   ---------   -----------   --------------
Chesapeake Partners Management Co. Inc.     273,500       6.4%          10/94

Fidelity Management & Resource Corp.        267,500       6.2%           6/94

Killen Group                                261,300       6.1%           6/94

Dimensional Fund Advisors                   180,760       4.2%           6/94

Wells Fargo Institutional Trust             104,213       2.4%           6/94

Mellon Bank Corporation                      29,465       0.7%           6/94
                                          ---------      -----
     Total                                1,116,738      26.0%
                                          =========      =====





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

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                          CONTACTS SINCE ANNOUNCEMENT
                        OF WERTHEIM SCHRODER ENGAGEMENT

[_] The Harbour Group: The Harbour Group, a private investment firm based in St. Louis, Missouri, called Wertheim Schroder after the public announcement related to the retention of Wertheim Schroder as financial adviser to the Special Committee. They indicated they had met with the Roper family and asked if a package of confidential information on the Company was available. The Harbour Group was particularly interested in Ropak's 1995 projections. Wertheim Schroder indicated that it was not authorized to provide confidential information at this time and that it would contact
     The Harbour Group at a later date.

[_] Mabon Nugent Securities: Terry L. Nagelvoort was contacted around November 17, 1994 by Julie Heckman of Mabon Nugent Securities who indicated she had an interested client who was familiar with the Company and who had visited its facilities. Gianmaria Delzanno of Wertheim Schroder spoke with Ms. Heckman who indicated she would talk to her client to discuss its interest in Ropak and would get back to Wertheim Schroder. She also asked to have a copy of a research report, which was sent to her.




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

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                          CONTACTS SINCE ANNOUNCEMENT
                        OF WERTHEIM SCHRODER ENGAGEMENT
                                  (CONTINUED)

[_] Scholey Company: Scholey is a Newport Beach based company that produces materials handling and other products. William Scholey contacted Ropak shortly after the announcement of the proposed Ropak/Linpac merger. No discussions have been held with the company since the initial contact. Gianmaria Delzanno attempted to contact William Scholey on November 22, 1994, but was unsuccessful. A message was left for William Scholey to return Gianmaria Delzanno's call.

[_]  Neither Quanex nor Sun Coast has contacted Wertheim Schroder.




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

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                              TRANSACTION OVERVIEW

                           Terms of the Linpac Offer





Price per Share:                             $10.50

Total Number of Fully Diluted Shares(1):     5,351,492

Net Exercise Price of Options:               $2.515 million

Total Implied Value of Linpac Offer:         $53.676 million

Net Debt Outstanding(1)                      $32.358 million(1)
                                             ---------------

Total Implied Enterprise Value:              $86.034 million
                                             ---------------


(1) Assumes conversion at $9.00 per share of Preferred Stock purchased by Linpac into 577,778 shares.




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

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                              TRANSACTION OVERVIEW

                 Valuation of Ropak under terms of Linpac offer




                                                        Multiple implied
                                          Ropak         by Linpac offer
                                     ----------------   ----------------
LTM Primary EPS                           $0.68               15.5x

LTM Fully Diluted EPS                     $0.58               18.0x

Projected Primary 1994 EPS                $0.79               13.3x

Projected Primary 1995 EPS                $0.95               11.0x

Shareholders' Equity                  $29.347 million          1.8x

LTM Net Sales                        $120.520 million          0.7x

LTM EBIT                               $7.039 million         12.2x

LTM EBITDA                            $14.551 million          5.9x





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[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 14

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                               INDUSTRY OVERVIEW

[_] The plastic container, packaging and materials handling industries are cyclical, with sales and profitability dependent on the state of the economy.

[_] Certain segments of the plastic container and packaging industries are less cyclical than others. In particular, the food, agriculture, fishing, dairy, and food processing markets are less likely to be impacted by economic cycles.

[_] Plastics are replacing other materials such as metal, wood and fiber in several applications, but at a slower pace than in the past few years.

[_] There is significant growth potential in the materials handling market. However, at present, a large portion of the sales of these products are to the cyclical automotive industry.




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[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 15

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                         INDUSTRY OVERVIEW (CONTINUED)

[_] Demand for plastic containers, packaging and materials handling products is expected to be at least as strong in 1995 as in 1994.

[_] The tight polyethylene supply condition that exists in the market today is expected to continue through the end of the first quarter of 1995, at which time supplies should begin to increase. Polyethylene prices are expected to stabilize after the first quarter of 1995.

[_] Injection molded product manufacturers are generally able to pass resin price increases to customers and, at the same time, expand gross margins.




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

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                  EFFECT OF RESIN PRICE ON ROPAK GROSS MARGIN





                               [GRAPH GOES HERE]





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[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 17

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                              BUSINESS DESCRIPTION

                                 Product Lines

                      [_]  Industrial Containers

                      [_]  Collapsible Pallet-Sized Bins

                      [_]  Other Products




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

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                              BUSINESS DESCRIPTION

                           Product Lines (continued)

[_] Ropak designs, manufactures and markets a broad range of rigid plastic shipping containers for use in the food, specialty chemical, fishing, paints, and a wide variety of other industries.

[_] Ropak also designs, manufactures and markets a broad range of packaging and materials handling products.

[_]  Industrial Containers

     - Ropak's line of industrial shipping containers include 1, 2, 3 1/2, 4 1/4, 5, and 6 gallon containers and matching lids in a variety of colors.

     - The Company's standard industrial covers are designed to package hazardous chemicals and other materials. Other covers are available for non-hazardous products.

     - The Company also manufactures square containers, primarily for seasonal businesses, to package fruit, fish roe, and other food products.




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

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                              BUSINESS DESCRIPTION

                           Product Lines (continued)

[_]  Collapsible Pallet-Sized Bins

     - Beginning in 1989, Ropak entered the collapsible bin business through the Company's Materials Handling Division. Most of the Company's product line has typically been manufactured by an independent firm using Ropak owned tooling.

     - To date, most of the Company's collapsible bins have been sold to the automotive industry (e.g., Chrysler).

     - In November 1994, Ropak began operations at a new materials handling manufacturing facility located in Kentucky.




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

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                              BUSINESS DESCRIPTION

                           Product Lines (continued)

[_]  Other Products

     - Plastic containers with lids and associated holding trays for installation in freezer cabinets of retail ice cream stores.

     - Four liter containers designed to hold ice cream, sour cream, yogurt, cottage cheese and other semi-soft retail products.

     - Plastic trays for growing and handling seedlings, storage trays, plastic drums, and plastic jugs.

     - New round and square products for use in the retail industry for holding pet food, bird seed, laundry detergent, kitty litter, and other retail items.




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

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                              BUSINESS DESCRIPTION
                         Joint Ventures and Investments

Flamegrace Limited

[_] As of July 1, 1988, the Company entered into a joint venture agreement in which Ropak acquired a 50% interest in Flamegrace Limited of the U.K. for $900,000 total, paid in cash and 83,994 shares of Ropak stock.

[_] Flamegrace Limited has developed a one-piece cold-formed plastic container intended for use in the paint industry.

[_] As part of the joint venture, Ropak has exclusive U.S. and Canadian rights to Flamegrace's cold-forming technology and certain product designs. Royalties are to be paid to Flamegrace as a percentage of total plastic paint container sales. To date, Ropak has not developed any products using Flamegrace's technology.

[_] As part of its equity stake in the joint venture, Ropak also receives a 50% interest in the royalties generated by the same Flamegrace technologies and patents worldwide, except for Columbia and the U.K.

[_]  The current book value of Ropak's joint venture in Flamegrace is $0.




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

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                              BUSINESS DESCRIPTION
                   Joint Ventures and Investments (continued)

Daitainer Co. Ltd.

[_] In October 1989, the Company entered into a shareholders agreement with four Japanese companies, led by C. Itoh & Co., to organize Daitainer Co. Ltd. The agreement provided for the marketing of Ropak's
     North-American made products in Japan as well as for the joint manufacturing of several products in a Japanese facility.

[_] Ropak currently owns 30% of the capital stock of Daitainer and has agreed to provide Daitainer with technical, operating and marketing support. Ropak also has licensed to Daitainer the rights to manufacture Ropak's plastic containers in Japan in exchange for royalty payments.

[_] The Japanese participants in the joint venture have agreed to provide raw materials, technical know-how, marketing support, employment assistance, and leased facilities to Daitainer.

[_]  To date, the operations of Daitainer have not been profitable.

[_] The book value of Ropak's investment in Daitainer has been written down to $0.




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

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                              BUSINESS DESCRIPTION
                   Joint Ventures and Investments (continued)


Clamar Plastics

[_] In September 1992, Ropak sold the assets of its Bishop Falls, Newfoundland manufacturing facility to Clamar Plastics for approximately $414,000 in cash and $66,000 in assets.

[_] In connection with the transaction, the Company acquired a 20% interest in Clamar Plastics.

[_]  The book value of this investment is approximately $20,000.




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

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                              STRATEGIC HIGHLIGHTS

[_]  1992-1994    Refocus on core business

[_]  1993-1994    Acquisitions of CRS Plastics and the pail division of
                  Vulcan Plastics

[_]  1994         Start up of new Materials Handling plant in Kentucky

[_]  1994-1997    Focus on New Products and Materials Handling




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

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation


                              STRATEGIC HIGHLIGHTS

[_] Between 1988 and 1992, the Company pursued a diversification strategy with the formation of Daitainer Co. Ltd. and investments in Flamegrace Limited and InVitro International (formerly Ropak Laboratories).

[_] Between 1992 and 1994, the Company began to refocus its manufacturing efforts on its core pail and materials handling businesses.

[_] During 1993 and 1994, the Company invested significantly in its core businesses with the acquisition of CRS Plastics and of the pail division of Vulcan Plastics (both of Canada) and with the development of a new materials handling facility in Kentucky. In addition, in these two years, the Company invested approximately $17.4 million in capital expenditures, 18.4% more than the previous three year period.

[_] Currently, the Company is one of the leaders in the North American pails and materials handling markets and is recognized for innovative design, quality and customer service.




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

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation



                        STRATEGIC HIGHLIGHTS (CONTINUED)

[_] In the next three years, a larger portion of the Company's revenues will be derived from materials handling products and new containers designed for the retail packaging industry, including food, detergent, pet foods, and other products.

[_] In 1994, new product sales are projected to be $2.9 million. Under the August 1993, three-year plan, new product sales were expected to increase to $17.7 million in 1997. In the November 1994 plan, the Company expects to achieve $14.7 million in 1997 new product sales, accounting for almost 30% of net sales growth over the 1995-1997 three-year period.

[_] In 1994, materials handling product sales are projected at $17.5 million. In the November 1994 plan, the Company expects to achieve $35.0 million in 1997 material handling product sales accounting for over 40% of net sales growth over the 1995-1997 three-year period.




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

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation



                           NEW PRODUCT OPPORTUNITIES

[_]  New product growth opportunities exist in five major markets:

                             - Bird Feed

                             - Dry Pet Food

                             - Ice Melt

                             - Kitty Litter

                             - Laundry Detergent

[_] The E-Z cover, by allowing Ropak to convert an industrial container to a more user friendly retail container, has attracted strong interest. The Company has no competition in this market.




--------------------------------------------------------------------------------
[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 28

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                      MAJOR CONTRIBUTORS TO FUTURE GROWTH

[_]  New Products         Net sales projected to increase from $2.9 million
                          (or 2.4% of net sales) in 1994 to $14.7 million
                          (or 8% of net sales) in 1997. New products account for approximately 30% of net sales growth between 1995 and 1997.

[_]  Material Handling    Net sales projected to increase from $17.5 million
                          (or 14.1% net sales) in 1994 to $35 million (or
                          20.9% of net sales) in 1997. Materials handling accounts for over 40% of net sales growth between 1995 and 1997.

[_] New products and materials handling together account for approximately 68% of the 1995-1997 projected growth in net sales.




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[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 29

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                                FINANCIAL REVIEW




                                 Nine Months Ended September 30,
                 ---------------------------------------------------------------
                                Growth                    Growth
                 Actual 1994    Rate(2)    Budget 1994    Rate(2)    Actual 1993
                 -----------    -------    -----------    -------    -----------
                                   %                         %
Net Sales          $96,922         19        $96,566         18        $81,594

EBITDA              13,014         35         13,095         36          9,626

EBIT                 7,543(1)      53          7,626         60          4,763

Net Income           3,216(1)      92          3,487        108          1,675

EPS Primary           0.73         92           0.79        108           0.38

Fully Diluted         0.63         66           0.68         79           0.38



(1) Excluding reserves of $500,000 taken in the third quarter 1994.

(2) Growth rates are over actual 1993 results.




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[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 30

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation




                                THREE YEAR PLAN





--------------------------------------------------------------------------------
[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 31

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                          AUGUST 1993 THREE-YEAR PLAN

[_] The August 1993 three-year plan shows a significant contribution from new products and materials handling products, which together account for approximately 68% of the total increase in net sales between 1994 and 1996. In addition, the core business is projected to increase over the three year period at an average annual rate of 3.8% in terms of net sales.

[_] The August 1993 three-year plan further assumes that net sales for the U.S. Division would grow by 31.7%; net sales for the Canadian Division would grow by 20.5% and net sales for the Materials Handling Division would grow by 53% over the 1994-1996 period. These increases correspond to annual average growth rates of 9.6%, 6.4% and 15.2% respectively for each of the three Divisions.

[_] The August 1993 plan assumes a significant improvement in both Gross and EBIT margins which results from both lower manufacturing costs derived from increased volume and capacity utilization, as well as a change in product mix with new products and materials handling products having higher margins than the core business.




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[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 32

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                          AUGUST 1993 THREE-YEAR PLAN




                            Years Ending December 31,
                 --------------------------------------------
                                                                  1994-1996
                                                                   Average
                 1993A(1)      1994        1995        1996      Growth Rate
                 --------    --------    --------    --------    -----------
Net Sales        $105,192    $119,599    $141,390    $156,097        9.3%

EBITDA             13,886      20,100      24,933      27,447       17.0%

EBIT                4,388       6,197      14,056      18,676       44.4%

Net Income          1,511       2,088       6,411       8,952       62.5%

Capital
Expenditures        6,005      13,903      10,877       8,771        NM



(1) Excludes one-time and non-recurring items.




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[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 33

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                          AUGUST 1993 THREE-YEAR PLAN




                              Fiscal Years Ending December 31,
                      -----------------------------------------------
                      1993A(1)       1994         1995         1996
                      --------     --------     --------     --------
                         %             %            %            %
Net Sales               100.0        100.0        100.0        100.0

EBITDA                   13.2         16.8         17.6         17.6

EBIT                      4.2          5.2          9.9         12.0

Net Income                1.4          1.7          4.5          5.7



(1) Excludes one-time and non-recurring items.




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[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 34

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                         NOVEMBER 1994 THREE-YEAR PLAN

[_] The November 1994 three-year plan reflects two key adjustments made to the original plan. The first results from a devaluation of the Canadian dollar as compared to the U.S. dollar. The August 93 plan was based on an exchange rate of CDN$1.00 = U.S.$0.80. The November 94 plan is based on an exchange rate of CDN$1.00 = U.S.$0.74.

[_] The second adjustment is the reduction by approximately 1.5% Gross Margins and approximately 2.0% of EBIT Margins based on a review of general market conditions.




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[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 35

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                   NOVEMBER 1994 THREE-YEAR PLAN (CONTINUED)

[_]  Other factors considered in the revision of the August '93 plan were:

     (1) an expected loss of net sales at Ropak Canada - Capilano Division resulting from the relocation of a major customer's manufacturing operation;

     (2) a loss of net sales at Ropak Canada - Burlington Division in connection with the integration of the Vulcan operating division acquired in 1993;

     (3)  a gain in net sales due to an improvement in CRS results.

[_] The November 1994 three-year plan further assumes a delay in the introduction of new products in 1995 which will result in the loss of approximately $1.4 million in net sales.




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[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 36

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                         NOVEMBER 1994 THREE YEAR PLAN



                                   Years Ending December 31,
               -----------------------------------------------------------------
                                                                       1994-1997
                                                                        Average
                                                                         Growth
               1993A(1)    1994 L/E     1995       1996       1997        Rate
               --------    --------   --------   --------   --------   ---------
Net Sales      $105,192    $124,439   $133,467   $150,739   $167,338       10%

EBITDA           13,886      15,182     18,890     23,561     27,153       21%

EBIT              4,388       8,239     10,155     14,766     18,055       30%

Net Income        1,511       3,464      4,184      6,917      8,918       37%

Capital
Expenditures      6,005      11,357     16,602      8,260      9,460        NM



(1) Excludes one-time and non-recurring items.




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[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 37

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                         NOVEMBER 1994 THREE YEAR PLAN



                                 Fiscal Years Ending December 31,
                  --------------------------------------------------------------
                  1993A(1)       1994          1995          1996          1997
                  --------       -----         -----         -----         -----
                      %            %             %             %             %
Net Sales           100.0        100.0         100.0         100.0         100.0

EBITDA               13.2         12.2          14.2          15.6          16.2

EBIT                  4.2          6.6           7.6           9.8          10.8

Net Income            1.4          2.8           3.1           4.6           5.3



(1) Excludes one-time and non-recurring items.




--------------------------------------------------------------------------------
[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 38

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                         NOVEMBER 1994 THREE-YEAR PLAN

                           Annual Growth Assumptions



                      1995                   1996                   1997
                      ----                   ----                   ----
Net Sales               7%                    13%                    11%

EBITDA                 24%                    25%                    15%

EBIT                   23%                    45%                    22%

Net Income             21%                    65%                    29%



              Historical and Projected Average Annual Growth Rates



                                1989-1994               1994-1997
                                ---------               ---------
Net Sales                           7%                     14%

EBITDA                              8%                     21%

EBIT                               12%                     48%

Net Income                         36%                     81%





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[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 39

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                            STOCK PRICE PERFORMANCE

[_] IPO in 1985 at $11.00 per share. Since the public offering there have been four 10% stock dividends.

[_] Between January 1, 1990 and September 1, 1994 the stock traded between $4.50 and $8.50.

[_] Ropak's small capitalization, and the large percentage of total shares outstanding held by the Roper family and Linpac, cause the market for the stock to be illiquid.

[_] Average daily volume in the 12 months through September 1, 1994 was 8,217 shares, or only 0.2% of the average number of shares outstanding.




--------------------------------------------------------------------------------
[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 40

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                      STOCK PRICE PERFORMANCE (CONTINUED)

[_] No major Wall Street firm publishes research on the Company; the most recent research report available was published by Bridgeport Securities in April 1994 with a buy recommendation.

[_] Investors had no information about the future prospects of the company until the publication of the Bridgeport Securities report and a buy recommendation in "The Kon-Lin Letter" on September 1.

[_] Since September 1, average trading volume has been 78,596 shares, nearly 10 times the average before that date.




--------------------------------------------------------------------------------
[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 41

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                       Price/Volume Graph for Ropak Stock
                                1/1/90-11/28/94





                               [GRAPH GOES HERE]





--------------------------------------------------------------------------------
[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 42

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                       Price/Volume Graph for Ropak Stock
                              7/1/1994-11/28/1994





                               [GRAPH GOES HERE]





--------------------------------------------------------------------------------
[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 43

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                       ROPAK TRADING DATA SINCE 8/1/1994



                Closing |                   Closing |                   Closing
 Date    Volume  Price  |   Date    Volume   Price  |   Date    Volume   Price
 ----    ------ ------- |   ----    ------  ------- |   ----    ------  -------
8/15/94   1,400  $6.25  |  9/19/94  154,700  $ 8.31 | 10/24/94   9,600   $10.19
8/16/94     100   6.25  |  9/20/94  300,600    9.00 | 10/25/94   9,600    10.19
8/17/94  10,600   6.50  |  9/21/94  290,500    9.00 | 10/26/94  15,000    10.19
8/18/94  51,200   7.00  |  9/22/94  435,100    9.00 | 10/27/94  24,700    10.13
8/19/94  76,300   7.50  |  9/23/94  635,900    9.50 | 10/28/94   7,200    10.13
8/22/94  42,700   7.63  |  9/26/94   81,900    9.00 | 10/31/94   6,500    10.13
8/23/94  13,900   7.50  |  9/27/94   73,200    9.00 |  11/1/94  46,600    10.13
8/24/94  19,100   7.38  |  9/28/94  406,500   10.00 |  11/2/94  34,700    10.13
8/25/94  20,700   7.50  |  9/29/94  678,500   10.13 |  11/3/94   8,600    10.13
8/26/94  78,400   8.00  |  9/30/94  132,900   10.13 |  11/4/94  35,100    10.00
8/29/94  19,700   8.13  |  10/3/94  141,500   10.38 |  11/7/94  59,400    10.13
8/30/94  29,700   7.63  |  10/4/94  115,100   10.38 |  11/8/94  60,900    10.25
8/31/94  18,500   7.94  |  10/5/94   17,100   10.31 |  11/9/94   7,400    10.13
 9/1/94   3,400   7.75  |  10/6/94   79,600   10.13 | 11/10/94  12,500    10.13
 9/2/94   4,700   8.00  |  10/7/94   41,100   10.25 | 11/11/94  28,000    10.19
 9/5/94       0   8.00  | 10/10/94   13,300   10.25 | 11/14/94  51,300    10.25
 9/6/94  40,300   7.75  | 10/11/94    6,700   10.13 | 11/16/94  10,300    10.13
 9/7/94   3,100   7.50  | 10/12/94   10,000   10.13 | 11/17/94  70,900    10.25
 9/8/94  29,400   7.50  | 10/13/94   11,000   10.13 | 11/18/94     400    10.00
 9/9/94  15,100   7.50  | 10/14/94    1,600   10.00 | 11/21/94  12,500    10.25
9/12/94   6,500   7.50  | 10/17/94   95,800   10.25 | 11/22/94   6,100    10.25
9/13/94  10,100   7.50  | 10/18/94   16,100   10.25 | 11/23/94   3,400    10.25
9/14/94   2,600   7.50  | 10/19/94    6,800   10.25 | 11/24/94     500    10.25
9/15/94   1,500   7.63  | 10/20/94   60,700   10.13 | 11/25/94   7,000    10.13
9/16/94  12,900   7.38  | 10/21/94    8,400   10.25 | 11/28/94   2,000    10.25


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[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 44

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation




                                   VALUATION





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[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 45

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                             VALUATION METHODOLOGY

[_]  Publicly traded comparable companies analysis

[_]  Study of control premiums in comparable transactions

[_]  Comparable Merger & Acquisition transactions ("M&A")

[_]  Discounted Cash Flow Analysis ("DCF")

[_]  Leveraged Buyout Analysis ("LBO")




--------------------------------------------------------------------------------
[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 46

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                  COMPARABLE PUBLICLY TRADED COMPANY ANALYSIS

                      [_]  AEP Industries, Inc.

                      [_]  Furon Company

                      [_]  Intertape Polymer Group, Inc.

                      [_]  Liqui-Box Corporation

                      [_]  Park-Ohio Industries

                      [_]  Sealright Company, Inc.

                      [_]  Tuscarora, Inc.




--------------------------------------------------------------------------------
[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 47

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                  COMPARABLE PUBLICLY TRADED COMPANY ANALYSIS

                  Considered but excluded:

                  [_]  CFI Industries, Inc.

                  [_]  International Container Systems Inc.

                  [_]  IPL Systems, Inc.

                  [_]  Portage Industries Corporation




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[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 48

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                COMMENTS ON COMPARABLE PUBLICLY TRADED COMPANIES

                     Other Comparable Companies Considered

          Company                               Reason for Excluding
------------------------------------  -----------------------------------------
CFI Industries, Inc.                  The company is too small with a market
                                      capitalization of approximately $7
                                      million.

International Container Systems Inc.  The company is too small, with a market capitalization of less than $5 million.

IPL Systems Inc.                      The company experienced significant
                                      losses in 1993 and the latest twelve
                                      months period, making most market
                                      multiples meaningless. In addition,
                                      the company is too small with
                                      approximately $19 million in market
                                      capitalization.

Portage Industries Corporation        The company is too small, with a market
                                      capitalization of less than $6 million.




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[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 49

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                  COMPARABLE PUBLICLY TRADED COMPANY ANALYSIS



                                                            Comparable Companies
                                         Ropak(1)                Average(1)
                                         --------           --------------------
Gross Margin                               21.4%                   25.8%

EBIT Margin                                 5.8%                   10.6%

EBITDA Margin                              12.1%                   16.1%

Net Income Margin                           2.5%                    6.2%

Projected 1995 EPS growth
(Over LTM EPS)                             39.7%                   26.3%



(1) Based on LTM financial results.




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[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 50

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                  COMPARABLE PUBLICLY TRADED COMPANY ANALYSIS



                                                      Average
                                       Ropak         Comparable       Implied
                                        LTM           company         Equity
                                     30-Sep-94        multiple         Value
                                     ---------       ----------       -------
Price/Primary LTM EPS                  $0.68            15.5x         $53,972

Price/Projected 1994 EPS                0.79            11.9x          47,907

Price/Projected 1995 EPS                0.95             9.8x          47,716

Price/Fully Diluted LTM EPS             0.58            15.9x          47,173

Enterprise Value/EBIT                  7,039            10.9x          44,477

Enterprise Value/EBITDA               14,551             6.8x          67,175
                                                                      -------

                                                         Average:     $51,403(1)
                                                                      -------

                                                 Price Per Share:      $10.08
                                                                       ------


(1) Assumes exercise of options outstanding.




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[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 51

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

               PREMIUM M&A ANALYSIS IN TRANSACTIONS SINCE 1/1/92



                                         Period Prior to Announcement
                            ----------------------------------------------------
Target Sector               1 Day                 1 Week                 4 Weeks
-------------------------   -----                 ------                 -------

Manufacturing                28%                    32%                    34%

General Industry             37%                    40%                    46%





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[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 52

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                VALUATION ON BASIS OF COMPARABLES PLUS PREMIUMS





Comparable Companies Valuation per Share                               $10.08

Acquisition Premium (28%-34%)                                       $2.82-$3.43
                                                                   -------------

Implied Acquisition Value per Share                                $12.90-$13.51
                                                                   -------------





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[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 53

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                                   DCF MODELS
                        Sensitivity Analysis: Base Case



                                        1995-1997                  1998-1999
                                   -------------------        ------------------
Net Sales                          Company projections        Held at 1997 level

Gross and EBITDA Margins           Company projections        Held at 1997 level

Tax Rate                           Company projections        Held at 1997 level

Interest Rates                       50 basis points          Held at 1997 level
                                      above Company
                                       projections

Accounts Receivable/Payable        Company projections        Held at 1997 level
& Inventory Turns

Capital Expenditures               Company projections                $9 million
(Amounts in $ millions)            ($16.6; $8.3; $9.5)





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[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 54

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                                   DCF MODELS
                      Sensitivity Analysis: Downside Case



                                       1995-1997                  1998-1999
                                 ---------------------        ------------------
Net Sales                                5% lower than        Held at 1997 level
                                   Company projections

Gross and EBITDA Margins               1.5% lower than        Held at 1997 level
                                   Company projections

Tax Rate                           Company projections        Held at 1997 level

Interest Rates                   50 basis points above        Held at 1997 level
                                   Company projections

Accounts Receivable/Payable        Company projections        Held at 1997 level
& Inventory Turns

Capital Expenditures               Company projections                $9 million
(Amounts in $ millions)            ($16.6; $8.3; $9.5)





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[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 55

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                                   DCF MODELS
                       Sensitivity Analysis: Upside Case



                                       1995-1997                  1998-1999
                                 ---------------------        ------------------
Net Sales                          Company projections        5% increase from
                                                              previous year

Gross and EBITDA Margins           Company projections        Held at 1997 level

Tax Rate                           Company projections        Held at 1997 level

Interest Rates                   50 basis points above        Held at 1997 level
                                   Company projections

Accounts Receivable/Payable        Company projections        Held at 1997 level
& Inventory Turns

Capital Expenditures               Company projections        $9 million
(Amounts in $ millions)            ($16.6; $8.3; $9.5)





--------------------------------------------------------------------------------
[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 56

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                                  DCF RESULTS



                                      Per Share Equity Valuation(1)
                          ------------------------------------------------------

Discount Rates             14%                     15%                     16%
                          ------                  ------                  ------
  Base Case               $13.86                  $13.08                  $12.33

  Downside Case            $9.52                   $8.91                   $8.32

  Upside Case             $15.41                  $14.56                  $13.75


(1) Assumes a 1999 EBITDA exit multiple of 6.0x.




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[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 57

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                                   LBO MODEL

The LBO analysis assumes the Downside Case:



                                       1995-1997                  1998-1999
Net Sales                                5% lower than        Held at 1997 level
                                   Company projections

Gross and Operating Margins            1.5% lower than        Held at 1997 level
                                   Company projections

Tax Rate                           Company projections        Held at 1997 level

Interest Rate on Term Loan and        50 b.p. above           Held at 1997 level
Revolver                           Company projections

Accounts Receivable/Payable        Company projections        Held at 1997 level
& Inventory Turns

Capital Expenditures               $10 million in 1995                $7 million
                                 $7 million thereafter





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[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 58

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                                   LBO MODEL




Price per share                                                           $11.00

1999 EBITDA Exit Multiple                                                   6.0x

Interest Rate on Subordinated Debt                                         13.5%

5-Year IRR for Equity Investors                                            27.2%



Pro forma 1994 results:

EBITDA/Total Interest                                                       2.0x

Total Debt/EBITDA                                                           5.0x

Total Debt/Total Capital                                                   76.3%





--------------------------------------------------------------------------------
[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 59

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                                  M&A ANALYSIS

[_] Merger & Acquisition transactions in the plastics, packaging, and general industrial manufacturing industries were reviewed for the last three years.

[_]  Particular attention was focused on 1994 transactions.

[_] There were no direct comparable transactions in the plastic containers and packaging sector.

[_] The transactions examined produce a wide valuation range as a result of the large difference between EBIT and EBITDA of Ropak.





--------------------------------------------------------------------------------
[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 60

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                                  M&A ANALYSIS
                              Valuation Summary(1)




 Effective Date/                                   EV/         EV/        PP/
Announcement Date     Target/Acquiror             EBIT       EBITDA   Net Income
-----------------     ---------------             -----      ------   ----------
   Jan. 27, 94/       Rexnord/
    Dec. 2, 93        BTR Holdings                 7.5x        5.6x       8.4x

   Feb. 25, 94/       Aladdin Mills/
    Dec. 6, 93        Mohawk Industries           12.5x        9.5x      19.9x

    Aug. 5, 94/       Motor Coach Industries/
    May 18, 94        Grupo Dina S.A. de C.V.     10.0x        9.1x      12.0x

   Aug. 16, 94/       Mr. Coffee/
   Jan. 21, 94        Health O Meter              10.8x        8.0x      19.3x

  March 12, 93/       Carriage Industries/
   Sept. 4, 93        Dixie Yarns                 17.2x        8.3x      17.9x
                                                  -----      ------      -----
                      Average:                    11.6x        8.1x      15.5x

                      Price per Share             $9.68      $16.49      $9.09
                                                  -----      ------      -----


(1) Based on last date available prior to announcement date.




--------------------------------------------------------------------------------
[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 61

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                             VALUATION CONCLUSIONS




Valuation Method                                                 Per Share Value
------------------------------------------------------           ---------------
Publicly traded Comparable companies
and premium analysis                                              $12.90-$13.51

DCF Analysis                                                      $12.33-$13.86

LBO Analysis                                                             $11.00

M&A Analysis                                                       $9.09-$16.49





--------------------------------------------------------------------------------
[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 62

        Presentation to the Special Committee of the Board of Directors of Ropak
                                                                     Corporation

                         INVESTMENT BANKING CONCLUSION

Wertheim Schroder deems a range of $12.50 to $13.50 per Ropak share to be fair, from a financial point of view, to the shareholders of Ropak Corporation other than Linpac or the members of the Roper family.




--------------------------------------------------------------------------------
[LOGO OF WERTHEIM SCHRODER & CO.]                                       Page 63

                               ROPAK CORPORATION
                                INCOME STATEMENT
                             (dollars in thousands)


                                                                      Fiscal Year Ended December 31,
                                       --------------------------------------------------------------------------------------------
                                                           Actual                                        Projected
                                       ------------------------------------------------   -----------------------------------------
                                       1989(1)   1990(1)   1991(1)   1992(1)   1993(1)    1994(2)    1995(2)    1996(2)    1997(2)
                                       -------   -------   -------   -------   --------   --------   --------   --------   --------
NET SALES                              $89,801   $91,187   $94,013   $94,803   $105,192   $124,439   $133,467   $150,739   $167,338

  Cost of Sales                        (71,463)  (69,798)  (73,259)  (73,025)   (83,509)   (97,620)  (103,531)  (114,381)  (125,816)
------------------------------------   -------   -------   -------   -------   --------   --------   --------   --------   --------
GROSS PROFIT                            18,338    21,389    20,754    21,778     21,683     26,819     29,936     36,358     41,522

  Operating Expenses (excl. D&A)        (8,082)  (10,975)  (11,581)   (8,493)   (10,391)   (11,612)   (11,046)   (12,797)   (14,369)
------------------------------------   -------   -------   -------   -------   --------   --------   --------   --------   --------
EBITDA                                  10,256    10,414     9,173    13,285     11,292     15,207     18,890     23,561     27,153

  Depreciation & Amortization           (5,639)   (5,902)   (6,243)   (6,323)    (6,455)    (6,519)    (8,735)    (8,795)    (9,098)
------------------------------------   -------   -------   -------   -------   --------   --------   --------   --------   --------
EBIT                                     4,617     4,512     2,930     6,962      4,388      8,239     10,155     14,766     18,055

  Other Income/(Expense)                  (353)     (396)     (510)     (421)        15          0          0          0          0
  Net Interest Income/(Expense)         (2,969)   (3,000)   (2,485)   (1,608)    (1,902)    (2,166)    (2,811)    (2,629)    (2,407)
------------------------------------   -------   -------   -------   -------   --------   --------   --------   --------   --------

PRE-TAX INCOME                           1,295     1,116       (65)    4,933      2,501      6,073      7,344     12,137     15,648

  Income Tax Expense                      (550)     (705)        7    (2,680)      (990)    (2,609)    (3,160)    (5,220)    (6,730)
------------------------------------   -------   -------   -------   -------   --------   --------   --------   --------   --------
NET INCOME                             $   745   $   411   $   (58)  $ 2,253   $  1,511   $  3,464   $  4,184   $  6,917   $  8,918
                                       =======   =======   =======   =======   ========   ========   ========   ========   ========


(1) Results have been adjusted to eliminate one-time and unusual charges.
(2) As projected by management.

                               ROPAK CORPORATION
                                MARGIN ANALYSIS
                             (dollars in millions)



                                                                          Fiscal Year Ended December 31,
                                             ---------------------------------------------------------------------------------------
                                                                 Actual                                      Projected
                                             -----------------------------------------------   -------------------------------------
                                             1989(1)   1990(1)   1991(1)   1992(1)   1993(1)   1994(2)   1995(2)   1996(2)   1997(2)
                                             -------   -------   -------   -------   -------   -------   -------   -------   -------
NET SALES                                     100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%

  Cost of Sales                              (79.6)%   (76.5)%   (77.9)%   (77.0)%   (79.4)%   (78.4)%   (77.6)%   (75.9)%   (75.2)%
-------------------------------------        -------   -------   -------   -------   -------   -------   -------   -------   -------
GROSS PROFIT                                   20.4%     23.5%     22.1%     23.0%     20.6%     21.6%     22.4%     24.1%     24.8%

  Operating Expenses (excl. D&A)              (9.0)%   (12.0)%   (12.3)%    (9.0)%    (9.9)%    (9.3)%    (8.3)%    (8.5)%    (8.6)%
-------------------------------------        -------   -------   -------   -------   -------   -------   -------   -------   -------
EBITDA                                         11.4%     11.4%      9.8%     14.0%     10.7%     12.2%     14.2%     15.6%     16.2%

  Depreciation & Amortization                 (6.3)%    (6.5)%    (6.6)%    (6.7)%    (6.1)%    (5.2)%    (6.5)%    (5.8)%    (5.4)%
-------------------------------------        -------   -------   -------   -------   -------   -------   -------   -------   -------
EBIT                                            5.1%      4.9%      3.1%      7.3%      4.2%      6.6%      7.6%      9.8%     10.8%

  Other Income/(Expense)                      (0.3)%    (0.4)%    (0.5)%    (0.4)%      0.0%      0.0%      0.0%      0.0%      0.0%
  Net Interest Income/(Expense)               (3.3)%    (3.3)%    (2.6)%    (1.7)%    (1.8)%    (1.7)%    (2.1)%    (1.7)%    (1.4)%
-------------------------------------        -------   -------   -------   -------   -------   -------   -------   -------   -------

PRE-TAX INCOME                                  1.4%      1.2%    (0.1)%      5.2%      2.4%      4.9%      5.5%      8.1%      9.4%

  Income Tax Expense                          (0.6)%    (0.8)%      0.0%    (2.8)%    (0.9)%    (2.1)%    (2.4)%    (3.5)%    (4.0)%
-------------------------------------        -------   -------   -------   -------   -------   -------   -------   -------   -------
NET INCOME                                      0.8%      0.5%    (0.1)%      2.4%      1.4%      2.8%      3.1%      4.6%      5.3%
                                             =======   =======   =======   =======   =======   =======   =======   =======   =======


(1) Results have been adjusted to eliminate one-time and unusual charges.
(2) As projected by management.

   WERTHEIM SCHRODER & CO.
        Incorporated
Investment Banking Department

                               ROPAK CORPORATION
            VALUATION BASED ON COMPARABLE PUBLICLY TRADED COMPANIES
                             (amounts in thousands)



                                          Comparable Company             Implied Enterprise                   Implied Equity
                                Ropak          Multiples                        Value                             Value
                                 LTM     -----------------------    ------------------------------    -----------------------------
Valuation Multiple            30-SEP-94   Low   Average(1)  High      Low      Average      High       Low       Average     High
---------------------------   ---------  -----  ---------- -----    -------    -------    --------    -------    -------    -------
Price/Primary LTM EPS           $0.68    10.0x    15.5x    19.5x    $66,273    $86,330    $100,717    $33,915    $53,972    $68,359

Price/Projected 1994 EPS         0.79    10.4x    11.9x    18.5x     73,839     80,265     108,310     41,481     47,907     75,952

Price/Projected 1995 EPS         0.95     8.4x     9.8x    14.6x     72,699     80,074     104,540     40,341     47,716     72,182

Price/Fully Diluted LTM EPS      0.58    10.7x    15.9x    20.2x     63,229     79,531      92,842     30,871     47,173     60,484

Market Value/Book Value        29,257     1.7x     2.3x     2.8x     81,710    100,071     115,084     49,352     67,713     82,726

Enterprise Value/Revenues     120,520     0.7x     1.0x     1.8x     81,523    125,251     215,089     49,165     92,893    182,731

Enterprise Value/EBIT           7,039     7.4x    10.9x    12.5x     51,986     76,835      87,881     19,628     44,477     55,523

Enterprise Value/EBITDA        14,551     5.3x     6.8x     8.4x     77,604     99,533     121,680     45,246     67,175     89,322

                                                                              AVERAGE(2):                       AVERAGE(2):
                                                                              -----------                       -----------
                                                                     $67,605    $83,761    $102,662    $35,247    $51,403    $70,304
                                                                     =======    =======    ========    =======    =======    =======

                                                                                                              PRICE PER SHARE:
                                                                                                              ----------------
                                                                                                         $7.06     $10.08     $13.61
                                                                                                         =====     ======     ======


(1) Excludes high and low multiples.
(2) Excludes Market Value/Book Value and Enterprise Value/Revenues multiples.

-----------------------------
   WERTHEIM SCHRODER & CO.
        Incorporated
Investment Banking Department

               COMPARISON OF PUBLICLY TRADED COMPARABLE COMPANIES

              Market Value from Stock Closing Price as of 11/25/94



                               Valuation Ratios
--------------------------------------------------------------------------------
Price/Primary LTM EPS                     Price/Projected 1994 EPS
--------------------------------------    --------------------------------------
Furon Company                    19.5x    Tuscarora Inc.                   18.5x
Tuscarora Inc.                   18.5x    Furon Company                    18.4x
Intertape Polymer Group Inc.     18.3x    Intertape Polymer Group Inc.     15.3x
Ropak Corp.                      15.5x    Sealright Co Inc.                14.5x
Liqui-Box Corp.                  15.5x    Ropak Corp.                      13.3x
Sealright Co Inc.                14.7x    A.E.P. Industries                11.5x
A.E.P. Industries                10.7x    Park Ohio                        10.4x
Park Ohio                        10.0x    Liqui-Box Corp.                    n/a

Price/Projected 1995 EPS                  Market Value/Book Value
--------------------------------------    --------------------------------------
Tuscarora Inc.                   14.6x    Liqui-Box Corp.                   2.8x
Furon Company                    14.1x    Park Ohio                         2.7x
Sealright Co Inc.                13.1x    Intertape Polymer Group Inc.      2.3x
Intertape Polymer Group Inc.     12.1x    Tuscarora Inc.                    2.2x
Ropak Corp.                      11.0x    Furon Company                     2.2x
A.E.P. Industries                 9.8x    A.E.P. Industries                 2.1x
Park Ohio                         8.4x    Ropak Corp.                       1.8x
Liqui-Box Corp.                    n/a    Sealright Co Inc.                 1.7x

Enterprise Value/Revenues                 Enterprise Value/EBIT
--------------------------------------    --------------------------------------
Intertape Polymer Group Inc.      1.8x    Tuscarora Inc.                   12.5x
Liqui-Box Corp.                   1.4x    Furon Company                    12.4x
Tuscarora Inc.                    1.3x    Ropak Corp.                      12.2x
Sealright Co Inc.                 0.9x    Park Ohio                        11.9x
A.E.P. Industries                 0.8x    Intertape Polymer Group Inc.     11.8x
Park Ohio                         0.8x    Sealright Co Inc.                 9.8x
Ropak Corp.                       0.7x    Liqui-Box Corp.                   8.7x
Furon Company                     0.7x    A.E.P. Industries                 7.4x

Enterprise Value/EBIT                     Enterprise Value/EBITDA
--------------------------------------    --------------------------------------
Tuscarora Inc.                   12.5x    Park Ohio                         8.4x
Furon Company                    12.4x    Intertape Polymer Group Inc.      8.2x
Ropak Corp.                      12.2x    Furon Company                     6.9x
Park Ohio                        11.9x    Liqui-Box Corp.                   6.6x
Intertape Polymer Group Inc.     11.8x    Tuscarora Inc.                    6.5x
Sealright Co Inc.                 9.8x    Sealright Co Inc.                 6.1x
Liqui-Box Corp.                   8.7x    Ropak Corp.                       5.9x
A.E.P. Industries                 7.4x    A.E.P. Industries                 5.3x

                               Operating Ratios
--------------------------------------------------------------------------------
Gross Margin                              EBIT Margin
--------------------------------------    --------------------------------------
Liqui-Box Corp.                  31.9%    Liqui-Box Corp.                  16.1%
A.E.P. industries                30.5%    Intertape Polymer Group Inc.     15.2%
Furon Company                    29.3%    A.E.P. Industries                11.0%
Tuscarora Inc.                   27.3%    Tuscarora Inc.                   10.4%
Intertape Polymer Group Inc.     22.7%    Sealright Co Inc.                 9.4%
Sealright Co Inc.                22.2%    Park Ohio                         6.4%
Ropak Corp.                      21.4%    Ropak Corp.                       5.8%
Park Ohio                        16.9%    Furon Company                     5.5%

Pretax Margin                             Net Margin
--------------------------------------    --------------------------------------
Liqui-Box Corp.                  16.0%    Liqui-Box Corp.                   9.5%
Intertape Polymer Group Inc.     13.1%    Intertape Polymer Group Inc.      8.1%
A.E.P. Industries                10.2%    A.E.P. Industries                 6.6%
Tuscarora Inc.                    8.9%    Tuscarora Inc.                    5.6%
Sealright Co Inc.                 7.6%    Park Ohio                         5.3%
Park Ohio                         5.4%    Sealright Co Inc.                 4.5%
Furon Company                     5.3%    Furon Company                     3.4%
Ropak Corp.                       4.1%    Ropak Corp.                       2.5%

EBITDA Margin                             Total Debt/Capitalization
--------------------------------------    --------------------------------------
Intertape Polymer Group Inc.     21.9%    Ropak Corp.                      53.9%
Liqui-Box Corp.                  21.3%    Sealright Co Inc.                40.2%
Tuscarora Inc.                   20.0%    Park Ohio                        38.9%
Sealright Co Inc.                15.3%    Tuscarora Inc.                   38.0%
A.E.P. Industries                15.3%    Intertape Polymer Group Inc.     29.1%
Ropak Corp.                      12.1%    A.E.P. Industries                26.4%
Furon Company                     9.8%    Furon Company                    21.6%
Park Ohio                         9.1%    Liqui-Box Corp.                   2.8%

EBIT/Ending Assets                        Net Return on Ending Equity
--------------------------------------    --------------------------------------
Liqui-Box Corp.                  25.6%    Park Ohio                        23.6%
A.E.P. Industries                17.3%    A.E.P. Industries                19.3%
Intertape Polymer Group Inc.     12.0%    Liqui-Box Corp.                  18.8%
Sealright Co Inc.                11.2%    Intertape Polymer Group Inc.     12.7%
Park Ohio                         9.8%    Tuscarora Inc.                   12.1%
Furon Company                     8.9%    Sealright Co Inc.                11.5%
Ropak Corp.                       8.1%    Furon Company                    11.5%
Tuscarora Inc.                     n/a    Ropak Corp.                      10.2%

   WERTHEIM SCHRODER & CO.
        Incorporated
Investment Banking Department


      COMPARISON OF SELECTED PUBLICLY TRADED PLASTIC & PACKAGING COMPANIES
                     (in thousands, except per share data)



                                                                                  A.E.P.                            Furon
                                                                                Industries                         Company
                                             Ropak Corp.                       ------------                       ---------
Business Description:                       -------------                 Manufactures and sells                  Designs and
                                       Designs, manufactures            a variety of polyethylene            manufactures advanced
                                           and markets a                    film products for                  plastic components
                                        broad range of rigid              commercial, industrial,              for the automotive,
                                         plastic containers            agricultural and construction              aerospace and
Valuation Ratios                            for industry.                      applications.                  chemical industries.
------------------------------------------------------------------------------------------------------------------------------------
Price/Primary LTM EPS                             15.5x                             10.7x                              19.5x
Price/Projected 1994 EPS                          13.3x                             11.5x                              18.4x
Price/Projected 1995 EPS                          11.0x                              9.8x                              14.1x
Price/Fully Diluted LTM EPS                       18.0x                             10.7x                              20.2x
Market Value/Book Value                            1.8x                              2.1x                               2.2x
Enterprise Value/Revenues                          0.7x                              0.8x                               0.7x
Enterprise Value/EBIT                             12.2x                              7.4x                              12.4x
Enterprise Value/EBITDA                            5.9x                              5.3x                               6.9x
------------------------------------------------------------------------------------------------------------------------------------
Market Data
Symbol/Exchange                                ROPK/NMS                       AEPI/NASDAQ                          FCBN/NYSE
Closing Price as of 11/25/94                     $10.50                            $16.50                             $21.50
52 Week Price Range                        $5.00-$10.50                     $11.33-$21.00                      $13.38-$21.25
Annual Current Dividend                           $0.00                             $0.08                              $0.12
Indicated Yield                                    0.0%                              0.5%                               0.6%
Shares Outstanding (000's)                        4,299(a) Oct-94                   7,368 Sep-94                       8,709 Jul-94
Market Value (MV)                               $53,676                          $121,571                           $187,242
Enterprise Value                                $86,034                          $138,883                           $194,742

LTM Income Data
Last Twelve Months (LTM)                      30-Sep-94                         31-Jul-94                          30-Jul-94
Fiscal Year Ended                             31-Dec-93                         31-Oct-93                          29-Jan-94
Revenues                                       $120,520                          $170,645                           $287,897
Gross Profit                                     25,738                            51,985                             84,251
EBIT                                              7,039                            18,805                             15,713
Pretax Income                                     4,968                            17,485                             15,392
Net Income(2)                                     2,978                            11,275                              9,912
Depreciation & Amortisation                       7,512                             7,236                             12,419
Depreciation as % of EBITDA                         52%                               28%                                44%
EBITDA                                           14,551                            26,041                             28,132
Earnings Per Share(1)                             $0.68                             $1.54                              $1.10
1994 Projected EPS(1)(# analysts)                 $0.79(b)                          $1.44(l)                           $1.17(l)
1995 Projected EPS(1)(# analysts)                  0.95(l)                           1.68(l)                            1.52(l)
1996 Projected EPS(1)(# analysts)                   n/a(o)                            n/a(o)                             n/a(o)
Fully-Diluted LTM Earnings Per Share              $0.58                             $1.54                              $1.07

LTM Balance Sheet Data
Total Assets                                    $86,969                          $108,704                           $175,874
Cash & Equivalents                                1,970                             3,723                             16,261
Long-term Debt                                   30,153                            20,900                             16,753
Total Debt                                       34,328                            21,035                             23,761
Preferred Stock + Minority Interests                  0                                 0                                  0
Common Shareholders' Equity                      29,347                            58,502                             86,398

Operating Ratios
Total Debt/Capitalization                         53.9%                             26.4%                              21.6%
EBIT/Ending Assets                                 8.1%                             17.3%                               8.9%
Net Return on Ending Equity                       10.2%                             19.3%                              11.5%
Gross Margin                                      21.4%                             30.5%                              29.3%
EBIT Margin                                        5.8%                             11.0%                               5.5%
Pretax Margin                                      4.1%                             10.2%                               5.3%
Net Margin                                         2.5%                              6.6%                               3.4%



                                                 Intertape
                                                  Polymer                        Liqui-Box
                                                Group Inc.                          Corp.                  Park Ohio
                                               ------------                     -----------               -----------
Business Description:                     Develops, manufactures                 Producer of           Manufactures plastic
                                          and sells a variety of             bag-in-box flexible       and steel containers
                                          specialized polyolefin            and injection moulded       for the food and
                                         plastic packaging products,          packaging and of         building industries,
                                       primarily film carton sealing        equipment for filling      machined and rubber
Valuation Ratios                         tape and soft drink cases.             the packages.        products for transport.
------------------------------------------------------------------------------------------------------------------------------------
Price/Primary LTM EPS                             18.3x                             15.5x                      10.0x
Price/Projected 1994 EPS                          15.3x                               n/a                      10.4x
Price/Projected 1995 EPS                          12.1x                               n/a                       8.4x
Price/Fully Diluted LTM EPS                       18.3x                             15.5x                      11.5x
Market Value/Book Value                            2.3x                              2.8x                       2.7x
Enterprise Value/Revenues                          1.8x                              1.4x                       0.8x
Enterprise Value/EBIT                             11.8x                              8.7x                      11.9x
Enterprise Value/EBITDA                            8.2x                              6.6x                       8.4x
------------------------------------------------------------------------------------------------------------------------------------
Market Data
Symbol/Exchange                                ITP/NYSE                          LIQB/NMS                PKOH/NASDAQ
Closing Price as of 11/25/94                     $15.88                            $33.00                     $13.00
52 Week Price Range                       $12.00-$17.25                     $33.00-$40.50              $11.63-$18.13
Annual Current Dividend                           $0.18                             $0.39                      $0.00
Indicated Yield                                    1.1%                              1.2%                       0.0%
Shares Outstanding (000's)                       10,462(a) Jul-94                   6,300 Nov-94               8,944 Oct-94
Market Value (MV)                              $166,084                          $207,886                   $116,268
Enterprise Value                               $199,262                          $202,793                   $142,177

LTM Income Data
Last Twelve Months (LTM)                      30-Jun-94                          1-Oct-94                  30-Sep-94
Fiscal Year Ended                             31-Dec-93                          1-Jan-94                  31-Dec-93
Revenues                                       $111,652                          $144,887                   $187,372
Gross Profit                                     25,291                            46,177                     31,718
EBIT                                             16,948                            23,288                     11,957
Pretax Income                                    14,600                            23,113                     10,123
Net Income(2)                                     9,018                            13,810                      9,959
Depreciation & Amortisation                       7,461                             7,565                      5,045
Depreciation as % of EBITDA                         31%                               25%                        30%
EBITDA                                           24,409                            30,853                     17,002
Earnings Per Share(1)                             $0.87                             $2.13                      $1.30
1994 Projected EPS(1)(# analysts)                 $1.04(3)                            n/a(o)                   $1.25(l)
1995 Projected EPS(1)(# analysts)                  1.31(3)                            n/a(o)                    1.55(l)
1996 Projected EPS(1)(# analysis)                   n/a(o)                            n/a(o)                     n/a(o)
Fully-Diluted LTM Earnings Per Share              $0.87                             $2.13                      $1.13

LTM Balance Sheet Data
Total Assets                                   $141,619                           $90,857                   $122,133
Cash & Equivalents                                  147                             7,174                        975
Long-term Debt                                   24,041                                28                     24,903
Total Debt                                       32,107                             2,081                     26,884
Preferred Stock + Minority Interests              1,217                                 0                          0
Common Shareholders' Equity                      76,835                            73,521                     42,281

Operating Ratios
Total Debt/Capitalization                         29.1%                              2.8%                      38.9%
EBIT/Ending Assets                                12.0%                             25.6%                       9.8%
Net Return on Ending Equity                       12.7%                             18.8%                      23.6%
Gross Margin                                      22.7%                             31.9%                      16.9%
EBIT Margin                                       15.2%                             16.1%                       6.4%
Pretax Margin                                     13.1%                             16.0%                       5.4%
Net Margin                                         8.1%                              9.5%                       5.3%



                                            Sealright Co                         Tuscarora
                                               Inc.                                 Inc.
                                           --------------                       -----------
Business Description:                      Designs and                         Manufacturer of
                                       manufactures packaging                custom molded foam
                                        including round food                plastic products made
                                       containers and plastic                   from expanded
                                        packaging for snacks                    polystyrene                         Avg. ex
Valuation Ratios                                                                                        Average      Hi/Lo
------------------------------------------------------------------------------------------------------------------------------------
Price/Primary LTM EPS                         14.7x                                18.5x                 15.3x       15.5
Price/Projected 1994 EPS                      14.5x                                18.5x                 14.8x       11.9
Price/Projected 1995 EPS                      13.1x                                14.6x                 12.0x        9.8
Price/Fully Diluted LTM EPS                   14.9x                                19.3x                 15.8x       15.9
Market Value/Book Value                        1.7x                                 2.2x                  2.3x        2.3
Enterprise Value/Revenues                      0.9x                                 1.3x                  1.1x        1.0
Enterprise Value/EBIT                          9.8x                                12.5x                 10.6x       10.9
Enterprise Value/EBITDA                        6.1x                                 6.5x                  6.8x        6.8
----------------------------------------------------------------------------------------------------------------------------------
Market Data
Symbol/Exchange                            SRCO/NMS                             TUSC/NMS
Closing Price as of 11/25/94                 $17.25                               $17.25
52 Week Price Range                   $12.00-$17.50                        $13.00-$20.00
Annual Current Dividend                       $0.46                                $0.40
Indicated Yield                                2.7%                                 2.3%
Shares Outstanding (000's)                   11,063 Sep-94                         6,138 Aug-94
Market Value (MV)                          $190,839                             $105,882
Enterprise Value                           $265,610                             $131,163

LTM Income Data
Last Twelve Months (LTM)                  30-Sep-94                            31-Aug-94
Fiscal Year Ended                         31-Dec-93                            31-Aug-94
Revenues                                   $286,750                             $120,085
Gross Profit                                 63,681                               27,609
EBIT                                         27,025                               10,506
Pretax Income                                21,900                                9,017
Net Income(2)                                13,001                                5,703
Depreciation & Amortisation                  16,819                                9,721
Depreciation as % of EBITDA                     38%                                  48%
EBITDA                                       43,844                               20,226
Earnings Per Share(1)                         $1.17                                $0.93
1994 Projected EPS(1)(# analysts)             $1.19(4)                             $0.93(2)
1995 Projected EPS(1)(# analysts)              1.32(4)                              1.18(2)
1996 Projected EPS(1)(# analysis)              1.46(2)                              1.35(o)
Fully-Diluted LTM Earnings Per Share          $1.16                                $0.89

LTM Balance Sheet Data
Total Assets                               $241,142                              $94,225
Cash & Equivalents                            1,362                                3,671
Long-term Debt                               69,257                               25,284
Total Debt                                   76,133                               28,952
Preferred Stock + Minority Interests              0                                    0
Common Shareholders' Equity                 113,134                               47,180                            Avg. ex
                                                                                                        Average      Hi/Lo
Operating Ratios                                                                                        ----------------------------
Total Debt/Capitalization                     40.2%                                38.0%                 28.1%      30.8%
EBIT/Ending Assets                            11.2%                                  n/a                 14.1%      10.1%
Net Return on Ending Equity                   11.5%                                12.1%                 15.6%      14.9%
Gross Margin                                  22.2%                                27.3%                 25.8%      26.4%
EBIT Margin                                    9.4%                                10.4%                 10.6%      10.5%
Pretax Margin                                  7.6%                                 8.9%                  9.5%       9.1%
Net Margin                                     4.5%                                 5.6%                  6.2%       6.0%

   WERTHEIM SCHRODER & CO.
       Incorporated
Investment Banking Department

      Comparison of Selected Publicly Traded Plastic & Packaging Companies

                     (in thousands, except per share data)


                                                                                   Intertape
                                                      A.E.P.          Furon         Polymer
                              Ropak Corp.           Industries       Company       Group Inc.
                              -----------           ----------       --------      ----------
Historical Income Data
Net Revenues
----------------------------
                         LTM    $120,520              $170,645       $287,897        $111,652
                        1993     105,192               153,307        285,194         104,280
                        1992      94,803               142,621        300,107          94,229
                        1991      94,013               133,448        306,170         100,171
                        1990      91,187               137,409(a)     326,920          87,326
                        1989      89,801(c)            120,959        332,248          52,352(b)
                 Growth Rate         3.6%                  5.2%          (3.8%)          15.7%

Gross Profit
----------------------------
                         LTM     $25,738               $51,985        $84,251         $25,291
                        1993      21,683                43,839         80,467          28,697
                        1992      21,778                36,137         86,175          24,938
                        1991      20,754(i)             33,575         81,389          23,440
                        1990      21,389                32,139(a)      95,152          20,594
                        1989      18,338(c)             26,714         96,385           9,301(b)
                 Growth Rate         3.6%                 11.7%          (4.5%)          27.7%

EBIT (excludes Other Income)
----------------------------
                         LTM      $7,039(e)            $18,805        $15,713         $16,948
                        1993       4,388(d)             14,277         14,009          15,616
                        1992       6,962(f)              6,660         14,393          12,950
                        1991       2,930(g)(i)           8,085          7,898(a)       12,077
                        1990       4,512(h)              8,166(a)      22,182           9,169
                        1989       4,617(c)              9,596         27,821           2,445(b)
                 Growth Rate         3.4%                  6.1%         (16.5%)          50.0%

Pretax Income
----------------------------
                         LTM      $4,968(e)            $17,485        $15,392         $14,600
                        1993       2,501(d)(j)(k)       11,906         12,968          13,260
                        1992       4,933(f)(l)           5,236         12,513           9,865
                        1991         (65)(g)(i)(m)       6,038          4,178(b)        7,070(c)
                        1990       1,116(h)              6,939(a)      15,402           3,596
                        1989       1,295(c)              8,868         17,385            (184)(b)
                 Growth Rate        32.3%                  3.1%          (7.6%)            NM

Net Income
----------------------------
                         LTM      $2,978(e)            $11,275         $9,912          $9,018
                        1993       1,511(d)(j)(k)        7,334          8,170           7,919
                        1992       2,253(f)(l)           3,577          7,257           5,599(d)
                        1991         (58)(g)(i)(m)       3,505         (1,528)(b)       3,560(c)
                        1990         411(h)              3,737(a)       9,093           3,218
                        1989         745(c)              5,325         10,257            (773)(b)
                 Growth Rate        36.6%                  6.1%          (6.6%)            NM

Primary EPS
----------------------------
                         LTM       $0.68                 $1.54          $1.10           $0.87
                        1993        0.34(d)(j)(k)         1.01           0.92            0.77
                        1992        0.54(f)(l)            0.49           0.84            0.58
                        1991       (0.02)(g)(i)(m)        0.73          (0.18)(b)        0.51
                        1990        0.11(h)               0.78(a)        1.17            0.51
                        1989        0.19(c)               1.15           1.52           (0.25)(b)
                 Growth Rate        31.7%                 (7.0%)        (12.5%)            NM





                               Liqui-Box                             Sealright Co      Tuscarora
                                 Corp.              Park Ohio            Inc.             Inc.
                              -----------           ----------       ------------      ----------
Historical Income Data
Net Revenues
----------------------------
                         LTM    $144,887              $187,372          $286,750        $120,085
                        1993     130,081               147,168           275,665        $101,075
                        1992     116,117               119,839           263,778          95,809
                        1991     107,790               115,497           258,349          84,420
                        1990     113,130               125,152           205,861          85,458
                        1989     102,760               141,845           190,302          77,642
                 Growth Rate         5.1%                  0.3%             10.4%            6.6%

Gross Profit
----------------------------
                         LTM     $46,177               $31,718           $63,681         $27,609
                        1993      44,115                25,369            59,371          21,508
                        1992      38,050                17,027            65,302          22,442
                        1991      34,876                19,396            62,496          19,549
                        1990      34,504                19,735            53,315          20,344
                        1989      28,387                20,731            51,457          18,409
                 Growth Rate        10.3%                  2.6%              5.0%            4.2%

EBIT (excludes Other Income)
----------------------------
                         LTM     $23,288               $11,957           $27,025         $10,506
                        1993      21,948                 7,515            24,621           6,823
                        1992      19,100                (5,310)           32,958(a)        9,419
                        1991      16,814                   392            32,578           8,758
                        1990      17,645                 1,267            28,258           9,853
                        1989      14,445                 3,398            27,028           9,174
                 Growth Rate         9.6%                   NM              (0.3%)          (6.2%)

Pretax Income
----------------------------
                         LTM     $23,113               $10,123           $21,900          $9,017
                        1993      21,594                 6,273            19,143           6,285
                        1992      18,848                (6,067)(a)        28,464(a)        8,289
                        1991      16,421                    79(b)         27,545           6,856
                        1990      16,386                   915            26,062           7,912
                        1989      14,111                 2,743            24,357           7,479
                 Growth Rate        10.4%                   NM              (3.9%)          (3.0%)

Net Income
----------------------------
                         LTM     $13,810                $9,959           $13,001          $5,703
                        1993      12,937                 6,031            11,085           3,949
                        1992      11,250                (6,199)(a)        17,096(a)        4,819
                        1991       9,631                   (49)(b)        15,921           4,230
                        1990       9,876                   832            15,697           4,874
                        1989       8,651                 2,524            14,339           4,478
                 Growth Rate         9.8%                   NM              (4.2%)          (2.6%)

Primary EPS
----------------------------
                         LTM       $2.13                 $1.30             $1.17           $0.93
                        1993        2.00                  0.90              1.00            0.65
                        1992        1.73                 (1.03)(a)          1.55(a)         0.82(a)
                        1991        1.48                 (0.01)(b)          1.44            0.70(a)
                        1990        1.46(a)               0.14              1.42            0.81(a)
                        1989        1.23(a)               0.45              1.30            0.75(a)
                 Growth Rate        12.1%                   NM              (4.3%)          (2.7%)

   WERTHEIM SCHRODER & CO.
        Incorporated
Investment Banking Department

      COMPARISON OF SELECTED PUBLICLY TRADED PLASTIC & PACKAGING COMPANIES

                     (in thousands, except per share data)


                                                                            Intertape                           Sealright
                                   Ropak              A.E.P.      Furon      Polymer    Liqui-Box      Park         Co     Tuscarora
                                   Corp.            Industries   Company   Group Inc.     Corp.        Ohio        Inc.       Inc.
                                   ------           ----------   -------   ----------   ---------     ------    ---------  ---------
EBITDA
------------------------------

                           LTM     14,551 (e)         26,041      28,132      24,409      30,853      17,002      43,844      20,226
                          1993     11,292 (d)         21,152      26,216      23,093      28,670      12,451      40,274      16,029
                          1992     13,285 (f)         12,878      26,547      19,896      26,083        (887)(a)  46,334      17,298
                          1991      9,173 (g)(i)      13,175      22,955      18,232      23,901       4,806 (b)  43,902      15,994
                          1990     10,414 (h)         12,268(a)   36,661      14,114      24,650       5,626      36,259      16,454
                          1989     10,256 (c)         12,912      43,961       5,247 (b)  19,689       7,359      34,488      14,638
                   Growth Rate       4.5%              10.9%      (12.7%)      39.2%        8.4%          NM        5.7%        2.3%

MARGIN ANALYSIS
Gross Profit Margin
------------------------------
                           LTM      21.4%              30.5%       29.3%       22.7%       31.9%       16.9%       22.2%       27.3%
                          1993      20.6%              28.6%       28.2%       27.5%       33.9%       17.2%       21.5%       21.3%
                          1992      23.0%              25.3%       28.7%       26.5%       32.8%       14.2%       24.8%       23.4%
                          1991      22.1% (i)          25.2%       26.6%       23.4%       32.4%       16.8%       24.2%       23.2%
                          1990      23.5%              23.4%(a)    29.1%       23.6%       30.5%       15.8%       25.9%       23.8%
                          1989      20.4% (c)          22.1%       29.0%       17.8% (b)   27.6%       14.6%       27.0%       23.7%

EBIT Margin
------------------------------
                           LTM       5.8% (e)          11.0%        5.5%       15.2%       16.1%        6.4%        9.4%       10.4%
                          1993       4.2% (d)           9.3%        4.9%       15.0%       16.9%        5.1%        8.9%        6.8%
                          1992       7.3% (f)           4.7%        4.8%       13.7%       16.4%       (4.4%)      12.5%(a)     9.8%
                          1991       3.1% (g)(i)        6.1%        2.6% (a)   12.1%       15.6%        0.3%       12.6%       10.4%
                          1990       4.9% (h)           5.9%(a)     6.8%       10.5%       15.6%        1.0%       13.7%       11.5%
                          1989       5.1% (c)           7.9%        8.4%        4.7% (b)   14.1%        2.4%       14.2%       11.8%

Pretax Margin
------------------------------
                           LTM       4.1% (e)          10.2%        5.3%       13.1%       16.0%        5.4%        7.6%        8.9%
                          1993       2.4% (d)(j)(k)     7.8%        4.5%       12.7%       16.6%        4.3%        6.9%        6.2%
                          1992       5.2% (f)(l)        3.7%        4.2%       10.5%       16.2%       (5.1%)(a)   10.8%(a)     8.7%
                          1991      (0.1%)(g)(i)(m)     4.5%        1.4%(b)     7.1% (c)   15.2%        0.1% (b)   10.7%        8.1%
                          1990       1.2% (h)           5.1%(a)     4.7%        4.1%       14.5%        0.7%       12.7%        9.3%
                          1989       1.4% (c)           7.3%        5.2%       (0.4%)(b)   13.7%        1.9%       12.8%        9.6%

Net Margin
------------------------------
                           LTM       2.5%               6.6%        3.4%        8.1%        9.5%        5.3%        4.5%        5.6%
                          1993       1.4% (d)(j)(k)     4.8%        2.9%        7.6%        9.9%        4.1%        4.0%        3.9%
                          1992       2.4% (f)(l)        2.5%        2.4%        5.9% (d)    9.7%       (5.2%)(a)    6.5%(a)     5.0%
                          1991      (0.1%)(g)(i)(m)     2.6%       (0.5%)(b)    3.6% (c)    8.9%       (0.0%)(b)    6.2%        5.0%
                          1990       0.5% (h)           2.7%(a)     2.8%        3.7%        8.7%        0.7%        7.6%        5.7%
                          1989       0.8% (c)           4.4%        3.1%       (1.5%)(b)    8.4%        1.8%        7.5%        5.8%

EBITDA Margin
------------------------------
                           LTM      12.1% (e)          15.3%        9.8%       21.9%       21.3%        9.1%       15.3%       20.0%
                          1993      10.7% (d)          13.8%        9.2%       22.1%       22.0%        8.5%       14.6%       15.9%
                          1992      14.0% (f)           9.0%        8.8%       21.1%       22.5%       (0.7%)(a)   17.6%       18.1%
                          1991       9.8% (g)(i)        9.9%        7.5%       18.2%       22.2%        4.2% (b)   17.0%       18.9%
                          1990      11.4% (h)           8.9%(a)    11.2%       16.2%       21.8%        4.5%       17.6%       19.3%
                          1989      11.4% (c)          10.7%       13.2%       10.0% (b)   19.2%        5.2%       18.1%       18.9%

   WERTHEIM SCHRODER & CO.
        Incorporated
Investment Banking Department

      COMPARISON OF SELECTED PUBLICLY TRADED PLASTIC & PACKAGING COMPANIES
                     (in thousands, except per share data)


                                                                            Intertape                          Sealright
                                   Ropak             A.E.P.      Furon       Polymer    Liqui-Box    Park         Co       Tuscarora
                                   Corp.           Industries   Company     Group Inc.     Corp.     Ohio        Inc.         Inc.
                                  -------          ----------   --------    ----------  ---------   ------     ---------   ---------
HISTORICAL BALANCE SHEET DATA
Total Assets
------------------------------
                           LTM    $86,969           $108,704    $175,874    $141,619     $90,857    $122,133    $241,142      94,225
                          1993     77,180             88,992     175,224     124,474      86,072      97,644     214,266      79,969
                          1992     64,040             84,393     174,229     119,753      68,657      71,729     191,218      75,510
                          1991     65,889             74,983     171,543     113,939      63,512      62,610     159,555      63,775
                          1990     74,531             73,810     207,197     115,826      64,223      71,028     151,689      53,138
                          1989     71,815             65,573     236,660     117,793      64,161      74,463     102,816      46,777
                   Growth Rate      (0.1%)              7.7%       (7.5%)       1.4%        6.8%        5.7%       18.5%       15.3%

Common Shareholders' Equity
------------------------------
                           LTM    $29,347            $58,502     $86,398     $76,835     $73,521     $42,281    $113,134     $47,180
                          1993     26,401             50,616      80,815      71,197      65,210      17,933     104,647      42,546
                          1992     23,962             43,734      75,247      67,498      55,972       8,795      98,429      39,280
                          1991     22,567             37,983      70,243      48,313      47,740      39,742      89,217      35,152
                          1990     23,611             35,619      97,412      36,480      42,130      49,888      77,213      31,451
                          1989     23,703             32,232      65,581      37,317      42,305      51,698      64,829      27,360
                   Growth Rate       2.3%              11.7%        1.6%       21.0%       12.2%      (32.0%)      12.8%       11.7%


CAPITALIZATION

As of:                                           30-Sep-94            31-Jul-94             30-Jul-94            31-Dec-93


Short-term Debt                                    $ 4,175              $   135              $  7,008              $ 8,066
                                                   =======              =======              ========              =======
Long-term Debt                                     $30,153     50.8%     20,900     26.3%      16,753     16.2%     24,041     24.9%
Preferred Stock & Minority Interests                     0      0.0%          0      0.0%           0      0.0%      1,217      1.3%
Common Shareholders' Equity                         29,257     49.2%     58,502     73.7%      86,398     83.8%     71,197     73.8%
                                                   -------    ------    -------    ------    --------    ------    -------    ------
Total Capitalization                               $59,410    100.0%    $79,402    100.0%    $103,151    100.0%    $96,455    100.0%
                                                   =======    ======    =======    ======    ========    ======    =======    ======
Cash & Cash Equivalents                            $ 1,970              $ 3,723              $ 16,261              $   147
                                                   =======              =======              ========              =======




As of:                                            1-Oct-94            30-Sep-94             30-Sep-94            31-Aug-94

Short-term Debt                                    $ 2,053              $ 1,981              $  6,876              $ 3,668
                                                   =======              =======              ========              =======
Long-term Debt                                     $    28      0.0%    $24,903     37.1%    $ 69,257     38.0%    $25,284     34.9%
Preferred Stock & Minority Interests                     0      0.0%          0      0.0%           0      0.0%          0      0.0%
Common Shareholders' Equity                         73,521    100.0%     42,281     62.9%     113,134     62.0%     47,180     65.1%
                                                   -------    ------    -------    ------    --------    ------    -------    ------
TOTAL CAPITALIZATION                               $73,549    100.0%    $67,184    100.0%    $182,391    100.0%    $72,464    100.0%
                                                   =======    ======    =======    ======    ========    ======    =======    ======
Cash & Cash Equivalents                            $ 7,174              $   975              $  1,362              $ 3,671
                                                   =======              =======              ========              =======

General
(1) 1994 and 1995 projected Earnings Per Share information from First Call on-line database as of 10-24-94, except Ropak Corp. from Research Note published by Bridgecorp Securities on 4/4/1994
(2) Net Income is from continuing operations and before extraordinary items and changes in accounting principles and after preferred dividends, minority interest and equity income of associated companies.

Ropak Corp.
(a) Shares Outstanding calculated to exclude options
(b) Since an updated First Call result is not available, a company estimate has been used
(c) 1989 Revenue Information as restated in 1991 10K to exclude businesses subsequently sold
(d) 1993 EBIT includes $92,000 add back for license fee settlement ($62,744 after Effective Tax Rate of 31.8%, or $0.01 per share)
(e) LTM EBIT excludes $329,000 for premium refund on workers compensation
(f) 1992 EBIT includes $361,000 add back for license fee settlement and $242,000 add back for litigation costs (total of $272,556 after Effective Tax Rate of 54.8%, or $0.07 per share)
(g) 1991 EBIT includes $1,167,000 add back for litigation costs $758,550 after tax, or $0.195 per share)
(h) 1990 EBIT includes $239,000 add back in litigation costs ($88,024 after Effective Tax Rate of 63.2%, $0.02 per share)
(i) 1991 Gross Profit includes $2.1 million add back for loss due to write down of inventory ($1.365 million after assumed Tax Rate of 35%, $0.35 per share)
(j) 1993 Pre-tax Income excludes $2.5 million Gain on exchange of subordinated note ($1.9 million after Effective Tax Rate, $0.43 per share)
(k) 1993 Pre-tax Income excludes $155,000 Gain on sale of stake in InVitro International ($105,710 after Effective tax Rate of 31.8%, or $0.02 per share)
(l) 1992 Pre-tax Income excludes $1.444 million Loss on sale of stake in InVitro International ($659,910 after Effective Tax rate of 54.8%, or
    $0.16 per share)
(m) 1991 Pre-tax Income excludes $1,903,000 Gain on sale of stake in InVitro International ($0.49 per share)

A.E.P. Industries
(a) 1990 Pro-forma to include the acquired Princeton Packaging Corporation's stretch film business for the whole year; pro-forma numbers for 1989 do not exist.

Furon Company
(a) 1991 EBIT was dramatically lower owing to severe increases in operating costs and pressure on margins.
(b) 1991 Pretax includes $23.65 million add back of restructuring charge and $8.371 million add back of Unusual charge (total of $20.814 million after Assumed Tax Rate of 35%, $2.47 per share)

Intertape Polymer Group Inc.
(a) In the absence of Shares Outstanding information in the 6K, the latest weighted average number of shares has been used
(b) No proforma is available for an acquisition at the end of 1989 which is the cause of the dramatic increase in 1990 figures
(c) Excludes loss on abandonment of project of $C533,000
(d) Excludes C$350,000 for settlement of a lawsuit
(e) Excludes loss on extinguishment of interest rate swap contract of C$566,000

Liqui-Box Corp.
(a) Pro-forma for 1991 3-for-1 stock split

Park Ohio
(a) Excludes business restructuring costs of $1.451 million (Not taxed due to NOL, $0.25 per share)
(b) Excludes business restructuring costs of $3.952 million (Not taxed due to NOL, $0.71 per share)

Sealright Co Inc.
(a) Excludes $1,586,000 provision for write down of plant facilities to net realisable value ($952,556 after Effective Tax @ 39.9%, $0.10 per share)

Tuscarora Inc.
(a) Restated for stock split in 1993

   WERTHEIM SCHRODER & CO.
        Incorporated
Investment Banking Department

                  ANALYSIS OF ACQUISITIONS OF PUBLIC COMPANIES
                  PREMIUMS AND FORM OF CONSIDERATION PAID (a)
                             (dollars in millions)



                                                                  Premium (Period
                                                               Prior to Announcement)               Consideration            Trans-
                                                 Number     ----------------------------     ----------------------------    Action
                                                of Deals    1 Day     1 Week     4 Weeks     Cash      Common    Other(B)     Value
                                                --------    -----     ------     -------     -----     ------    --------    -------
SUMMARY OF TRRANSACTIONS BY YEAR
Total Transactions: 1994 YTD                       100      36.3%      40.8%      46.3%      36.1%      58.0%       5.8%     $ 331.6
Total Transactions: 1993                           162      35.9%      38.5%      42.7%      36.2%      57.3%       6.5%       387.3
Total Transactions: 1992                           128      40.2%      44.1%      52.0%      26.8%      66.1%       7.1%       194.6
                                                   ---      -----      -----      -----      -----      -----      -----     -------
Total                                              390      37.4%      40.9%      46.7%      33.1%      60.4%       6.5%     $ 309.8
                                                   ===      =====      =====      =====      =====      =====      =====     =======
------------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF TRANSACTIONS BY VALUE
Less than $5.0 million                              27       1.7%       5.5%      18.2%      37.5%      57.5%       5.0%     $   2.7
Between $5.0 million and $20.0 million              72      36.6%      40.5%      40.4%      39.7%      54.0%       6.3%        11.5
Between $20.0 million and $100.0 million           131      42.8%      45.6%      52.2%      35.6%      60.1%       4.3%        53.6
Between $100.0 million and $200.0 million           64      35.8%      38.1%      46.1%      29.6%      63.9%       6.5%       143.4
Greater than $200.0 million                         96      34.1%      38.8%      43.9%      25.8%      64.0%      10.2%     1,080.3
                                                   ---      -----      -----      -----      -----      -----      -----     -------
Total                                              390      35.5%      39.0%      44.6%      33.1%      60.4%       6.5%     $ 309.8
                                                   ===      =====      =====      =====      =====      =====      =====     =======
------------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF TRANSACTIONS BY GENERAL INDUSTRY
Financial                                          169      43.5%      47.7%      55.4%      27.2%      70.2%       2.6%     $ 168.0
Manufacturing                                       97      28.5%      31.7%      34.2%      42.0%      51.2%       6.8%       273.9
Natural Resources                                   14      23.6%      29.5%      32.9%      28.4%      45.6%      26.0%       196.3
Services                                            86      38.3%      39.8%      45.9%      30.3%      60.0%       9.7%       604.7
Trade                                               24      26.8%      32.1%      34.8%      51.4%      38.2%      10.4%       462.1
                                                   ---      -----      -----      -----      -----      -----      -----     -------
Total                                              390      36.9%      40.3%      45.9%      33.1%      60.4%       6.5%     $ 309.8
                                                   ===      =====      =====      =====      =====      =====      =====     =======


----------------------
(a) Screening criteria: completed friendly mergers or acquisitions of public companies where 100% of the target company was acquired in the transaction. Averages are weighted by the number of transactions in each sort category.
(b) Includes options, warrants and preferred stock.

WERTHEIM SCHRODER & CO.
     Incorporated
Investment Banking Department

                  Analysis of Acquisitions of Public Companies

                  Premiums and Form of Consideration Paid (a)

                             (dollars in millions)


  Date       Date
Announced  Effective           Target Name                          Acquiror Name                      Target Industry
---------  ---------  ---------------------------------------  ---------------------------  ----------------------------------------
10/21/94   10/21/94   Wert & Garvey Inc                        DiMark Inc                   Investment & Commodity Firms, Dealers,
                                                                                              Exchange
10/04/94   10/04/94   Malibu Grand Prix Corp                   Mountasia Entertainment      Amusement and Recreation Services
10/03/94   10/03/94   Chomerics Inc (WR Grace & Co)            Parker Hannifin Corp         Electronic and Electrical Equipment
08/29/94   11/01/94   Brock Candy Co                           Brach Acquisition Co         Food and Kindred Products
08/19/94   08/19/94   Sunland Computer Services Inc            Dataflex Corp                Business Services
08/18/94   09/29/94   Micro Palm Computers Inc                 WPI Group Inc                Computer and Office Equipment
08/15/94   10/27/94   Sundowner Offshore Services              Nabors Industries Inc        Oil and Gas; Petroleum Refining
08/05/94   08/26/94   Hyload Inc                               Ruberoid PLC                 Rubber and Miscellaneous
                                                                                              Plastic Products
08/02/94   08/31/94   WestGas Gathering Inc                    WG Acquisition Inc           Electric, Gas, and Water Distribution
07/27/94   09/21/94   IRT Corp                                 Thermo Instrument            Electronic and Electrical Equipment
                                                                 Systems Inc
07/25/94   09/21/94   Nature Food Centers Inc                  General Nutrition Companies  Retail Trade-Food Stores
07/15/94   07/15/94   Homart Development Co                    Sizeler Property             Real Estate; Mortgage Bankers
                                                                 Investors Inc                and Brokers
07/14/94   09/19/94   Active Noise & Vibration Tech            Noise Cancellation Tech Inc  Measuring, Medical, Photo
                                                                                              Equipment; Clocks
07/14/94   10/19/94   Kendall International Inc                Tyco International Ltd       Measuring, Medical, Photo
                                                                                              Equipment; Clocks
07/14/94   09/26/94   Southern Hospitality Corp                DavCo Restaurants Inc        Retail Trade-Eating and Drinking Places
07/12/94   10/19/94   Diasonics Ultrasound Inc                 Elbit Ltd (Elron             Measuring, Medical, Photo
                                                                 Electronics)                 Equipment; Clocks
07/12/94   08/16/94   Katz Media                               Investor Group               Advertising Services
07/05/94   10/21/94   SynOptics Communications Inc             Wellfleet Communications     Business Services
07/01/94   08/17/94   Lincoln Foodservice Products             Welbilt Corp (new)           Machinery
06/27/94   10/03/94   Golden West Homes                        Oakwood Homes Corp           Wood Products, Furniture, and Fixtures
06/27/94   11/04.94   Kirschner Medical Corp                   Biomet Inc                   Measuring, Medical, Photo
                                                                                              Equipment; Clocks
06/23/94   08/29/94   Gates/FA Distributing Inc                Arrow Electronics Inc        Wholesale Trade-Durable Goods
06/22/94   11/10/94   RHNB Corp, Rock Hill, SC                 NationsBank Corp             Commercial Banks, Bank Holding Companies
06/20/94   06/29/94   Kover Group Inc                          Med/Waste Inc                Business Services
06/17/94   09/30/94   Health Equity Properties Inc             Omega Healthcare             Investment & Commodity Firms, Dealers
                                                                 Investors Inc                Exchange
06/13/94   09/16/94   Chiles Offshore                          Noble Drilling Corp          Oil and Gas; Petroleum Refining
06/13/94   10/06/94   Hallmark Healthcare Corp                 Community Health             Health Services
                                                                 Systems Inc
06/13/94   09/08/94   Trans Sierra Communications              Mikohn Gaming Corp           Business Services
06/09/94   08/23/94   Sunward Technologies Inc                 Read-Rite Corp               Electronic and Electrical Equipment
06/06/94   06/06/94   Imo Industries Inc                       T-Hydronics Inc              Measuring, Medical, Photo
                                                                                              Equipment; Clocks
06/02/94   11/01/94   Charter FSB Bancorp Inc                  Sovereign Bancorp            Savings and Loans, Mutual Savings Banks
06/01/94   09/01/94   Nichols Institute                        Corning Lab Services Inc     Business Services
05/31/94   11/01/94   Home Federal Svgs Bk, Wash, DC           First Union Corp,            Savings and Loans, Mutual Savings Banks
                                                                 Charlotte, NC
05/23/94   09/01/94   H & H Oil Tool Co                        Weatherford International    Business Services
                                                                 Inc
05/23/94   09/16/94   Medical Care America Inc                 Columbia Healthcare Corp     Health Services
05/23/94   09/01/94   SuperMac Technology Inc                  Radius Inc                   Computer and Office Equipment
05/23/94   08/05/94   Wheatley TXT Corp                        Dresser Industries Inc       Electric, Gas, and Water Distribution
05/19/94   09/20/94   ASK Group Inc                            Computer Associates          Business Services
                                                                 Intl Inc
05/13/94   09/01/94   MSA Realty Corp                          Simon Property Group         Investment & Commodity Firms, Dealers,
                                                                                              Exchange
05/13/94   09/13/94   Serving Software Inc                     HBO & Co                     Prepackaged Software
05/11/94   10/13/94   Optical Radiation Corp                   Benson Eyecare Corp          Measuring, Medical, Photo
                                                                                              Equipment; Clocks
05/10/94   08/19/94   PDA Engineering                          MacNeal-Schwendler Corp      Business Services
05/06/94   09/20/94   Glendale Bancorporation                  Mellon Bank, Pittsburgh, PA  Commercial Banks, Bank Holding Companies
05/06/94   05/06/94   RF Inc                                   Butler National Corp         Wholesale Trade-Durable Goods
05/04/94   06/23/94   Allied Clinical Laboratories             National Health              Health Services
                                                                 Laboratories
05/03/94   05/03/94   Universal Land Title Inc.                Engle Homes Inc              Insurance
05/02/94   09/29/94   Statesman Group Inc                      Conseco Capital              Insurance
                                                                 Partners II LP
05/02/94   11/03/94   Syntex Corp                              Roche Holding AG             Drugs
04/26/94   08/10/94   Montana Naturals Intl Inc                Vitamin Specialties Corp     Food and Kindred Products
04/26/94   05/27/94   RHI Entertainment Inc                    Hallmark Cards Inc           Motion Picture Production
                                                                                              and Distribution
04/18/94   08/15/94   Total Energy Services Co                 Enterra Corp                 Machinery





                           Consideration (%)           Premium (%)
  Date     Transaction  ----------------------  -------------------------
Announced     Value      Cash   Common  Other    1 Day   1 Week   4 Weeks
---------  -----------  ------  ------  ------  -------  -------  -------
10/21/94        11.7      0.0%  100.0%    0.0%
10/04/94        22.8     87.9%   12.1%    0.0%
10/03/94        40.0    100.0%    0.0%    0.0%
08/29/94       155.0     90.3%    0.0%    9.7%   105.1    116.2    150.0
08/19/94         4.8      0.0%  100.0%    0.0%
08/18/94         1.8      0.0%  100.0%    0.0%
08/15/94        83.9      0.0%  100.0%    0.0%    27.5     26.4     33.5
08/05/94         3.0    100.0%    0.0%    0.0%
08/02/94        87.0    100.0%    0.0%    0.0%
07/27/94         6.8    100.0%    0.0%    0.0%
07/25/94        61.2    100.0%    0.0%    0.0%    21.5    37.1      50.0
07/15/94        11.0    100.0%    0.0%    0.0%
07/14/94         2.7      7.4%   92.6%    0.0%
07/14/94     1,435.4      0.0%  100.0%   (0.0%)   20.3     19.4     22.1
07/14/94        18.4     76.1%    0.0%   23.9%
07/12/94        69.9    100.0%    0.0%    0.0%    47.0     37.8     52.1
07/12/94       287.1     34.7%    0.0%   65.3%
07/05/94     1,170.7      0.0%  100.0%    0.0%    16.2     28.5     16.2
07/01/94        52.4    100.0%    0.0%    0.0%    17.7     17.7     17.7
06/27/94        15.5      0.0%   99.9%    0.1%
06/27/94        40.9    100.0%    0.0%    0.0%    79.2     79.2     87.0
06/23/94       141.8      0.0%  100.0%    0.0%    13.9     12.5     13.2
06/22/94        43.7      0.0%   99.9%    0.1%    29.3     45.9     50.4
06/20/94         0.4      0.0%   90.0%   10.0%
06/17/94       144.0      0.0%  100.0%    0.0%     1.2     (0.1)     1.2
06/13/94       200.2      0.0%  100.0%    0.0%     5.0      2.4     23.5
06/13/94       161.7      0.0%   43.2%   56.8%    75.7     60.6    111.6
06/13/94         3.0      0.0%  100.0%    0.0%
06/09/94       109.5      0.0%  100.0%    0.0%    36.3     32.9     58.4
06/06/94         3.0    100.0%    0.0%    0.0%
06/02/94        75.9      0.0%  100.0%    0.0%    48.4     54.4     64.5
06/01/94       322.2      0.0%   69.0%   31.0%   301.0    290.9    301.0
05/31/94        22.9      0.0%   99.9%    0.1%    86.9    113.3    141.7
05/23/94        27.6      0.0%  100.0%    0.0%    67.6     59.6     76.4
05/23/94       875.6      0.0%  100.0%    0.0%    55.7     49.8     66.6
05/23/94        80.5      0.0%  100.0%    0.0%    39.1     47.6     29.1
05/23/94       173.8      0.0%  100.0%    0.0%    25.1     25.1     32.1
05/19/94       328.4    100.0%    0.0%    0.0%    47.2     39.5     57.0
05/13/94        49.5      0.0%  100.0%    0.0%    45.2     36.5     31.2
05/13/94        46.5      0.0%  100.0%    0.0%     5.9     17.3     29.2
05/11/94       135.4     72.1%   27.9%    0.0%    35.6     33.7     35.6
05/10/94        61.0      0.0%    0.0%  100.0%   138.3    138.3     56.6
05/06/94        28.0    100.0%    0.0%    0.0%    31.3     50.0     50.0
05/06/94         3.5      0.0%   99.7%    0.3%
05/04/94       180.6    100.0%    0.0%    0.0%    24.6     68.6     72.0
05/03/94         2.3    100.0%    0.0%    0.0%
05/02/94       349.2    100.0%    0.0%    0.0%     5.2     24.5     41.9
05/02/94     5,307.2    100.0%    0.0%    0.0%    57.4     71.4     79.4
04/26/94         4.9      0.0%   99.4%    0.6%
04/26/94       365.8    100.0%    0.0%    0.0%    35.8     36.5     48.5
04/18/94       296.0      0.0%   77.0%   23.0%

WERTHEIM SCHRODER & CO.
     Incorporated
Investment Banking Department

                  Analysis of Acquisitions of Public Companies

                  Premiums and Form of Consideration Paid (a)

                             (dollars in millions)


   Date       Date
Announced  Effective             Target Name                       Acquiror Name                        Target Industry
---------  ---------  ----------------------------------  --------------------------------  ----------------------------------------
04/15/94   09/30/94   Suburban Bancorp, Palatine, IL      Bank of Montreal                  Commercial Banks, Bank Holding Companies
04/11/94   08/10/94   Fischer & Porter Co                 Elsag Bailey Process              Measuring, Medical, Photo Equipment;
                                                                                            Clocks
04/05/94   09/14/94   Kenfil Inc                          AmeriQuest Technologies Inc       Wholesale Trade-Durable Goods
04/04/94   07/15/94   Hook-SupeRx Inc                     Revco DS Inc (Anac Holding)       Miscellaneous Retail Trade
03/31/94   06/01/94   Central Point Software Inc          Symantec Corp                     Prepackaged Software
03/31/94   11/11/94   Intramed Laboratories Inc           Baxter International Inc          Measuring, Medical, Photo Equipment;
                                                                                            Clocks
03/31/94   05/12/94   Software Toolworks Inc              Pearson PLC                       Prepackaged Software
03/30/94   10/31/94   First Western Financial Corp        AMFED Financial Inc               Savings and Loans, Mutual Savings Banks
03/28/94   10/03/94   Fishkill National Corp              Community Bancorp Inc NY          Commercial Banks, Bank Holding Companies
03/25/94   09/27/94   United National Bancorp             First Commonwealth Financial      Commercial Banks, Bank Holding Companies
03/24/94   07/13/94   American Oil and Gas Co             KN Energy Inc                     Oil and Gas; Petroleum Refining
03/21/94   10/03/94   Citizens First Bancorp Inc          National Westminster Bancorp      Commercial Banks, Bank Holding Companies
03/18/94   09/01/94   Momentum Corp                       Phillips & Jacobs Inc             Wholesale Trade-Durable Goods
03/15/94   08/31/94   Aldus Corp                          Adobe Systems Inc                 Prepackaged Software
03/10/94   07/19/94   American Natural Energy Corp        Alexander Energy Corp             Oil and Gas; Petroleum Refining
03/10/94   05/18/94   Grumman Corp                        Northrop Corp                     Aerospace and Aircraft
03/07/94   09/30/94   West Newton Savings Bank            Shawmut National Corp             Savings and Loans, Mutual Savings Banks
03/04/94   10/01/94   Business Bancorp                    SJNB Financial Corp               Commercial Banks, Bank Holding Companies
03/04/94   04/18/94   Home Nutritional Services Inc       WR Grace & Co                     Health Services
03/02/94   09/30/94   Cohasset Svgs Bk, Cohasset, MA      Shawmut National Corp             Savings and Loans, Mutual Savings Banks
03/01/94   03/21/94   Gitano Group Inc                    Fruit of the Loom Inc             Textile and Apparel Products
02/23/94   08/11/94   Turf Paradise Inc                   Hollywood Park Inc                Amusement and Recreation Services
02/22/94   09/13/94   Crestmont Financial Corp            Summit Bancorporation, NJ         Savings and Loans, Mutual Savings Banks
02/22/94   05/19/94   Omni Films International Inc        Iwerks Entertainment Inc          Wood Products, Furniture, and Fixtures
02/21/94   07/01/94   Grand Valley Gas Co                 Associated Natural Gas Corp       Electric, Gas, and Water Distribution
02/17/94   08/31/94   Pioneer Financial Corp              Signet Banking Corp               Savings and Loans, Mutual Savings Banks
02/15/94   05/31/94   Ramsay-HMO                          United HealthCare Corp            Health Services
02/10/94   05/17/94   Interspec Inc                       Advanced Technology Labs          Measuring, Medical, Photo Equipment;
                                                                                            Clocks
02/07/94   07/11/94   Medisys, Health Infusion, 1 Other   T2 Medical Inc                    Health Services
02/02/94   10/03/94   Loan America Financial              Barnett Banks Inc                 Real Estate; Mortgage Bankers and
                                                                                            Brokers
01/31/94   03/31/94   VMX Inc                             Octel Communications Corp         Investment & Commodity Firms, Dealers,
                                                                                            Exchang
01/28/94   09/01/94   Continental Bank Corp NA            BankAmerica Corp                  Commercial Banks, Bank Holding Companies
01/28/94   08/19/94   First Inter-Bancorp Inc             First Fidelity Bancorporation     Savings and Loans, Mutual Savings Banks
01/27/94   04/01/94   Community Savings Bank, MA          Andover Bank, Andover, MA         Savings and Loans, Mutual Savings Banks
01/24/94   05/27/94   Envirofil Inc                       USA Waste Services Inc            Business Services
01/24/94   05/18/94   On the Border Cafes Inc             Brinker International Inc         Retail Trade-Eating and Drinking Places
01/20/94   08/17/94   Mr. Coffee Inc                      Health o meter Products Inc       Electronic and Electrical Equipment
01/19/94   05/31/94   Complete Health Services Inc        United HealthCare Corp            Health Services
01/18/94   04/07/94   CBM                                 Sage Technologies Inc             Retail Trade-Home Furnishings
01/18/94   08/01/94   Frankford Corp                      Keystone Financial, Harrisburg    Commercial Banks, Bank Holding Companies
01/17/94   08/01/94   BancFlorida Financial Corp          First Union Corp, Charlotte, NC   Credit Institutions
01/14/94   03/08/94   Critical Care America Inc           Caremark International Inc        Health Services
01/11/94   05/31/94   BMC Bankcorp Inc                    CBT Corp                          Commercial Banks, Bank Holding Companies
01/11/94   08/26/94   Cumberland Federal Bancorp          Fifth Third Bancorp, Cincinnati   Savings and Loans, Mutual Savings Banks
01/10/94   06/17/94   TakeCare Inc                        FHP International Corp            Health Services
01/06/94   09/29/94   Blockbuster Entertainment Corp      Viacom Inc (Natl Amusements)      Motion Picture Production and
                                                                                            Distribution
01/05/94   03/28/94   McGaw Inc                           IVAX Corp                         Drugs
01/04/94   06/23/94   Mediplex Group Inc                  Sun Healthcare Group Inc          Health Services
01/03/94   05/18/94   Alta Energy Corp                    Devon Energy Corp                 Oil and Gas; Petroleum Refining
12/29/93   05/02/94   Boston Restaurant Associates        Capucino's Inc                    Retail Trade-Eating and Drinking Places
12/22/93   12/22/93   Automotive Industries Inc           Acorn Venture Capital Corp        Wholesale Trade-Durable Goods





                           Consideration (%)           Premium (%)
   Date    Transaction  ----------------------  -------------------------
Announced     Value      Cash   Common  Other    1 Day   1 Week   4 Weeks
---------  -----------  ------  ------  ------  -------  -------  -------
04/15/94       254.1      0.0%  100.0%    0.0%    55.4     79.5     86.1
04/11/94       156.5    100.0%    0.0%    0.0%   181.2    189.6    177.1
04/05/94         9.0      0.0%   99.9%    0.1%   (44.0)   (25.3)   (44.0)
04/04/94       586.8     48.9%    0.0%   51.1%    50.7     48.6     66.7
03/31/94        63.0      0.0%   99.2%    0.8%
03/31/94         9.7      0.0%   99.6%    0.4%    89.2    117.6    117.6
03/31/94       435.4    100.0%    0.0%    0.0%    47.5     28.3     55.3
03/30/94        61.2     51.0%   49.0%    0.0%    30.8     26.6     28.7
03/28/94        26.2      0.0%  100.0%    0.0%
03/25/94        26.0      0.0%  100.0%    0.0%     2.3      2.3      8.9
03/24/94       286.8      0.0%  100.0%    0.0%     4.0      4.0      5.2
03/21/94       486.1    100.0%    0.0%    0.0%     9.9     20.0     16.4
03/18/94        29.0      0.0%  100.0%    0.0%
03/15/94       433.0      0.0%  100.0%    0.0%    23.0     36.4     59.9
03/10/94        27.9      0.0%   99.9%    0.1%    33.3     47.8     36.0
03/10/94     2,104.0    100.0%    0.0%    0.0%    55.5     65.3     59.0
03/07/94        42.9    100.0%    0.0%    0.0%    35.1     47.1     96.1
03/04/94         9.6     44.8%   54.9%    0.3%    41.7     41.7     47.8
03/04/94        90.8    100.0%    0.0%    0.0%    79.4     90.3     65.3
03/02/94        16.1    100.0%    0.0%    0.0%    33.3     48.8     39.1
03/01/94       100.0    100.0%    0.0%    0.0%  (100.0)  (100.0)  (100.0)
02/23/94        33.8      0.0%  100.0%    0.0%    36.8     33.3     44.4
02/22/94        86.2      0.0%  100.0%    0.0%     5.9      6.5     14.8
02/22/94        19.6     22.4%   77.4%    0.1%   (37.0)   (30.0)   (33.7)
02/21/94        55.0      0.0%  100.0%    0.0%    19.9     24.1     33.7
02/17/94        55.6      0.0%  100.0%    0.0%     8.9      1.8     16.9
02/15/94       564.9      0.0%  100.0%    0.0%    39.8     39.8     55.5
02/10/94        41.9      0.0%  100.0%    0.0%    78.7     78.7     62.4
02/07/94       549.0      0.0%  100.0%    0.0%
02/02/94        60.1    100.0%    0.0%    0.0%    17.3     17.3     21.5
01/31/94       147.0      0.0%  100.0%    0.0%    32.5     33.5     45.6
01/28/94     2,162.0     38.8%   61.2%    0.0%    37.4     42.5     45.2
01/28/94        56.0    100.0%    0.0%    0.0%    19.5     24.1     30.8
01/27/94         3.5      0.0%    0.0%  100.0%
01/24/94       136.1      0.0%  100.0%    0.0%    (3.3)    (3.3)     5.5
01/24/94        33.0      0.0%   99.9%    0.1%    29.6     45.8     70.7
01/20/94       134.9    100.0%    0.0%    0.0%  (100.0)  (100.0)  (100.0)
01/19/94       205.9      0.0%  100.0%    0.0%
01/18/94         4.1     68.3%   29.5%    2.2%
01/18/94       131.5      0.0%  100.0%    0.0%    35.5     35.5     40.0
01/17/94       108.5      0.0%  100.0%    0.0%    30.4     49.1     49.1
01/14/94       175.0    100.0%    0.0%    0.0%
01/11/94        55.9      0.0%  100.0%    0.0%
01/11/94       137.5      0.0%  100.0%    0.0%    31.0     34.1     40.3
01/10/94     1,033.0     35.0%   15.0%   50.0%    54.6     44.1     53.1
01/06/94     7,971.1      0.0%  100.0%    0.0%    22.7     17.1     26.3
01/05/94       428.5      0.0%  100.0%    0.0%    40.1     52.3     45.1
01/04/94       320.0     33.3%   66.7%    0.0%    14.1     23.1     20.8
01/03/94        67.5      2.1%   40.2%   57.7%   (14.0)   (16.4)   (23.7)
12/29/93         7.3      0.0%  100.0%    0.0%
12/22/93         5.0    100.0%    0.0%    0.0%

WERTHEIM SCHRODER & CO.
     Incorporated
Investment Banking Department

                  Analysis of Acquisitions of Public Companies

                  Premiums and Form of Consideration Paid (a)

                             (dollars in millions)


   Date       Date
Announced  Effective                Target Name                      Acquiror Name                     Target Industry
---------  ---------  ---------------------------------------  ---------------------------  ----------------------------------------
12/21/93   04/04/94   Care Enterprises Inc                     Regency Health Services Inc  Health Services
12/21/93   08/01/94   Mid-Atlantic Bankcorp                    Fulton Financial Corp        Commercial Banks, Bank Holding Companies
12/17/93   07/01/94   VSB Bancorp Inc                          UJB Financial Corp           Savings and Loans, Mutual Savings Banks
12/16/93   12/16/93   Stewart Foods Inc                        Modami Services Inc          Food and Kindred Products
12/13/93   01/31/94   Nutmeg Industries Inc                    VF Corp                      Textile and Apparel Products
12/13/93   01/19/94   United Knitting Inc                      Dyersburg Corp               Textile and Apparel Products
12/08/93   06/30/94   LSB Bancshares Inc of SC                 BB&T Financial Corp          Commercial Banks, Bank Holding Companies
12/03/93   06/30/94   Farm & Home Financial Corp               Roosevelt Financial Group    Savings and Loans, Mutual Savings Banks
12/03/93   12/03/93   Miracle Recreation Equipment             Investor Group               Miscellaneous Manufacturing
12/02/93   02/01/94   Rexnord Corp                             BTR Dunlop Holdings          Machinery
                                                               (BTR PLC)
12/02/93   04/19/94   Summit Health Ltd                        OrNda HealthCorp             Health Services
11/30/93   08/08/94   Motor Coach Industries Intl              Consorcio G Grupo Dina SA    Transportation Equipment
11/24/93   08/01/94   Mid Maine Savings Bk. Auburn, ME         Peoples Heritage Finl Grp    Savings and Loans, Mutual Savings Banks
                                                               Inc
11/22/93   07/08/94   Lake Shore Bancorp Inc                   First Chicago Corp           Commercial Banks, Bank Holding Companies
11/18/93   04/19/94   American Healthcare Management           OrNda HealthCorp             Health Services
11/18/93   06/27/94   Independence Bancorp, Perkasie           CoreStates Financial Corp    Commercial Banks, Bank Holding Companies
11/11/93   04/28/94   Prime Federal Bank FSB                   First Northern Savings       Savings and Loans, Mutual Savings Banks
                                                               Bank SA
11/05/93   06/27/94   Gateway Financial Corp                   Shawmut National Corp        Savings and Loans, Mutual Savings Banks
11/03/93   05/31/94   Federal Savings Bank                     MidConn Bank                 Savings and Loans, Mutual Savings Banks
11/02/93   05/02/94   EdgeMark Financial Corp                  Old Kent Financial Corp      Commercial Banks, Bank Holding Companies
10/28/93   02/28/94   Terminal Data Corp                       BancTec Inc                  Electronic and Electrical Equipment
10/27/93   07/01/94   Washington Bancorp Inc                   Hubco Inc                    Savings and Loans, Mutual Savings Banks
10/26/93   04/11/94   Central Holding Co                       Standard Federal Bank        Savings and Loans, Mutual Savings Banks
10/26/93   06/03/94   Suburban Bancshares Inc                  1st United Bancorp           Commercial Banks, Bank Holding Companies
10/25/93   03/29/94   Community Financial Systems              First Midwest Financial      Commercial Banks, Bank Holding Companies
                                                               Inc
10/25/93   03/31/94   Rational                                 Verdix Corp                  Prepackaged Software
10/21/93   02/04/94   RehabClinics Inc                         NovaCare Inc                 Health Services
10/18/93   02/15/94   Artel Communications Corp                Chipcom Corp                 Communications Equipment
10/18/93   03/02/94   Corporate Software Inc                   CS Acquisition Corp          Wholesale Trade-Durable Goods
10/18/93   01/20/94   UniCare Financial Corp                   Wellpoint Health Networks    Insurance
                                                               Inc
10/14/93   05/03/94   Candlewood Bank & Trust Co               New Milford Bank & Trust     Commercial Banks, Bank Holding Companies
                                                               Co
10/14/93   03/25/94   ESB Bancorp Inc                          PennFirst Bancorp Inc        Commerical Banks, Bank Holding Companies
10/12/93   04/29/94   LGF Bancorp                              First of America Bank        Savings and Loans, Mutual Savings Banks
                                                               Corp, MI
10/12/93   11/30/93   MECA Software Inc                        H&R Block Inc                Prepackaged Software
10/07/93   06/10/94   Advanced Interventional Sys              Spectranetics Corp           Measuring, Medical, Photo Equipment;
                                                                                            Clocks
10/03/93   02/10/94   HCA-Hospital Corp of America             Columbia Healthcare          Health Services
                                                               Corp
10/01/93   03/01/94   KeyCorp, Albany, New York(OLD)           Society Corp                 Commercial Banks, Bank Holding Companies
09/29/93   03/25/94   Boulevard Bancorp Inc                    First Bank System Inc        Commercial Banks, Bank Holding Companies
09/28/93   04/22/94   Home Federal Bancorp of MO               Roosevelt Financial          Savings and Loans, Mutual Savings Banks
                                                               Group
09/27/93   11/17/93   Bytex Corp                               Network Systems Corp         Communications Equipment
09/23/93   12/14/93   Preferred Health Care Ltd                Value Health Inc             Health Services
09/23/93   12/22/93   Telematics International Inc             ECI Telecom Ltd              Communications Equipment
09/21/93   05/27/94   Bank Worcester, Worcester, MA            Bank of Boston Corp          Commercial Banks, Bank Holding Companies
09/20/93   05/31/94   Valley Bancorp, Appleton, WI             Marshall & Ilsley Corp       Commercial Banks, Bank Holding Companies
09/16/93   04/22/94   GWC Corp                                 United Water Resources       Electric, Gas and Water Distribution
                                                               Inc
09/13/93   03/25/94   Commercial Bancorp of Colorado           KeyCorp, Albany,             Commercial Banks, Bank Holding Companies
                                                               New York(OLD)
09/13/93   11/04/93   Engraph Inc                              Sonoco Products Co           Paper and Allied Products
09/13/93   06/23/94   Fortune Bancorp Inc                      AmSouth Bancorp,             Savings and Loans, Mutual Savings Banks
                                                               Birmingham, AL
09/13/93   04/27/94   Republic Pictures Corp                   Spelling Entertainment       Motion Picture Production and
                                                               Inc                          Distribution
09/13/93   10/11/93   Shared Financial Systems Inc             Stratus Computer Inc         Business Services
09/10/93   12/29/93   Geraghty & Miller Inc                    Heidemij Holding NV          Business Services




                           Consideration (%)           Premium (%)
   Date    Transaction  ----------------------  -------------------------
Announced     Value      Cash   Common  Other    1 Day   1 Week   4 Weeks
---------  -----------  ------  ------  ------  -------  -------  -------
12/21/93       120.0      0.0%  100.0%    0.0%    40.5     37.8      49
12/21/93        64.6      0.0%  100.0%    0.0%
12/17/93        71.7      0.0%  100.0%    0.0%    13.3     13.3      16
12/16/93         3.5    100.0%    0.0%    0.0%
12/13/93       325.5    100.0%    0.0%    0.0%    16.7     34.6      19
12/13/93        12.2     42.6%   41.0%   16.4%
12/08/93       122.8      0.0%  100.0%    0.0%    37.4     35.1      39
12/03/93       243.6      0.0%  100.0%    0.0%    37.1     53.2      44
12/03/93        29.0    100.0%    0.0%    0.0%
12/02/93       814.8     50.9%    0.0%   49.1%    23.3     25.0      20
12/02/93       350.8     50.9%   25.5%   23.6%    (8.3)    13.8      22
11/30/93       334.6      0.0%   50.7%   49.3%    33.8     39.3      42
11/24/93        11.5      0.0%  100.0%    0.0%    21.5     23.7      33
11/22/93       307.3      0.0%  100.0%    0.0%    28.2     36.7      35
11/18/93       403.1      0.0%   59.3%   40.7%    31.3     39.2      45
11/18/93       463.0      0.0%  100.0%    0.0%    30.6     51.4      35
11/11/93        19.0      0.0%  100.0%    0.0%     2.4      2.4       2
11/05/93       152.0      0.0%  100.0%    0.0%     5.3     (5.7)     19
11/03/93        13.2    100.0%    0.0%    0.0%    14.8     14.8      24
11/02/93        62.0      0.0%  100.0%    0.0%
10/28/93        16.2    100.0%    0.0%    0.0%    22.7     28.6      28
10/27/93        40.0     49.0%    0.0%   51.0%    34.2     46.4     130
10/26/93        21.3    100.0%    0.0%    0.0%   175.0    266.7     238
10/26/93         6.7      0.0%   52.7%   47.3%
10/25/93        31.4     33.4%    0.0%   66.6%
10/25/93        56.0      0.0%  100.0%    0.0%
10/21/93       192.5      0.0%  100.0%    0.0%     8.6     10.0      10
10/18/93        39.0      0.0%  100.0%    0.0%
10/18/93        94.3    100.0%    0.0%    0.0%    33.3     36.4      34
10/18/93       145.9    100.0%    0.0%    0.0%    46.8     41.5      38
10/14/93         5.8    100.0%    0.0%    0.0%   101.6    101.6     112
10/14/93        24.3    100.0%    0.0%    0.0%    14.9     13.1      25
10/12/93        67.8      0.0%  100.0%    0.0%    27.9     30.1      42
10/12/93        30.8    100.0%    0.0%    0.0%    23.3     29.3      39
10/07/93        11.7      0.0%   99.7%    0.3%   (45.9)   (48.9)    (54)
10/03/93     5,605.0      0.0%  100.0%    0.0%    39.6     46.9      54
10/01/93     3,923.9      0.0%  100.0%    0.0%     1.9      2.6      (0)
09/29/93       213.7      0.0%  100.0%    0.0%    22.8     25.6      49
09/28/93        67.0     24.9%   75.0%    0.1%     7.1      5.3      22
09/27/93        49.0    100.0%    0.0%    0.0%    70.0     55.4      51
09/23/93       386.7      0.0%  100.0%    0.0%    49.8     57.3      35
09/23/93       278.5      0.0%  100.0%    0.0%    25.7     21.0      37
09/21/93       226.9    100.0%    0.0%    0.0%    21.4     23.1      34
09/20/93       819.7      0.0%  100.0%    0.0%    10.7     19.0      (9)
09/16/93       193.8      4.6%   71.3%   24.1%     6.6     11.6      13
09/13/93        90.6      0.0%  100.0%    0.0%    30.3     29.6      26
09/13/93       296.0    100.0%    0.0%    0.0%    20.2     19.1      20
09/13/93       285.6     50.0%   50.0%    0.0%    27.0     21.4      31
09/13/93        93.6    100.0%    0.0%    0.0%              4.0       6
09/13/93        15.0    100.0%    0.0%    0.0%
09/10/93        69.8      0.0%  100.0%    0.0%    (4.7)     1.1      17

WERTHEIM SCHRODER & CO.
     Incorporated
Investment Banking Department

                  Analysis of Acquisitions of Public Companies

                  Premiums and Form of Consideration Paid (a)

                             (dollars in millions)


   Date       Date
Announced  Effective            Target Name                        Acquiror Name                      Target Industry
---------  ---------  ----------------------------------  --------------------------------  ----------------------------------------
09/09/93   10/13/93   A&W Brands Inc                      Cadbury Schweppes PLC             Food and Kindred Products
09/09/93   03/17/94   Chattahoochee Bancorp Inc           Bank South Corp, Atlanta, GA      Commercial Banks, Bank Holding Companies
09/09/93   03/30/94   Pacific Western Bancshares, CA      Comerica Inc, Detroit, Michigan   Commercial Banks, Bank Holding Companies
09/09/93   07/07/94   Paramount Communications            Viacom Inc (Natl Amusements)      Motion Picture Production and
                                                                                            Distribution
09/07/93   01/21/94   Baroid Corp                         Dresser Industries Inc            Machinery
09/07/93   04/11/94   Hamptons Bancshares Inc             Suffolk Bancorp                   Commercial Banks, Bank Holding Companies
09/07/93   11/10/93   Total Pharmaceutical Care Inc       Abbey Healthcare Group Inc        Health Services
09/03/93   03/07/94   KSB Financial                       Independent Bank Corp, Rockland   Commercial Banks, Bank Holding Companies
09/01/93   12/13/93   ChipSoft Inc                        Intuit                            Prepackaged Software
08/26/93   02/28/94   First Fidelity Bancorp Inc, WV      WesBanco Inc                      Commercial Banks, Bank Holding Companies
08/26/93   05/27/94   Peoples Bancorp of Worcester        Shawmut National Corp             Commercial Banks, Bank Holding Companies
08/24/93   10/15/93   Revco Scientific Inc                General Signal Corp               Machinery
08/24/93   06/14/94   West Mass Bankshares Inc            Vermont Financial Services        Savings and Loans, Mutual Savings Banks
08/20/93   06/06/94   Mid-South Bancorp Inc               Union Planters Corp               Commercial Banks, Bank Holding Companies
08/20/93   09/03/93   Premier Resources Ltd               Northern Reef Exploration Ltd     Oil and Gas; Petroleum Refining
08/19/93   02/11/94   Celutel Inc                         Century Telephone Enterprises     Telecommunications
08/19/93   11/30/93   Fisher-Price Inc                    Mattel Inc                        Miscellaneous Manufacturing
08/17/93   02/04/94   Spinnaker Software Corp             WordStar International Inc        Prepackaged Software
08/17/93   02/01/94   United Postal Bancorp               Mercantile Bancorp, St Louis, MO  Savings and Loans, Mutual Savings Banks
08/16/93   02/08/94   Dycam Inc                           Styles on Video (New Image Ind)   Measuring, Medical, Photo Equipment;
                                                                                            Clocks
08/16/93   02/11/93   Princeton Diagnostic Labs           EDITEK Inc                        Health Services
08/13/93   12/02/93   Amoskeag Co (Dumaines Trust)        Fieldcrest Cannon Inc             Transportation and Shipping (except air)
08/09/93   12/10/93   Family Health Systems Inc           Physician Corp of America         Health Services
08/09/93   03/18/94   San Diego Financial Corp            First Interstate Bancorp, CA      Commercial Banks, Bank Holding Companies
08/05/93   01/28/94   First Savings Bank FSB, SC          Southern National, Lumberton, NC  Savings and Loans, Mutual Savings Banks
08/05/93   01/28/94   Mountaineer Bankshares of WV        One Valley Bancorp of WV          Commercial Banks, Bank Holding Companies
08/05/93   01/28/94   New Line Cinema Corp                Turner Broadcasting System Inc    Motion Picture Production and
                                                                                            Distribution
08/02/93   11/23/93   American Steel & Wire Corp          Birmingham Steel Corp             Metal and Metal Products
08/02/93   03/16/94   Constellation Bancorp               CoreStates Financial Corp         Commercial Banks, Bank Holding Companies
08/02/93   02/11/94   Greenery Rehabilitation Group       Horizon Healthcare Corp           Health Services
08/02/93   01/31/94   Greenwich Financial Corp            First Fidelity Bancorporation     Savings and Loans, Mutual Savings Banks
07/30/93   12/31/93   First AmFed Corp, Huntsville, AL    Colonial BancGroup Inc            Commercial Banks, Bank Holding Companies
07/29/93   07/29/93   Merken Corp                         Management Technologies Inc       Prepackaged Software
07/28/93   11/18/93   Medco Containment Services Inc      Merck & Co                        Wholesale Trade-Nondurable Goods
07/27/93   06/17/94   First Eastern Corp, PA              PNC Bank Corp, Pittsburgh, PA     Commercial Banks, Bank Holding Companies
07/27/93   01/17/94   First United Bank Group Inc         Norwest Corp, Minneapolis, MN     Commercial Banks, Bank Holding Companies
07/27/93   12/06/93   Heritage Bankcorp Inc               Standard Federal Bank             Commercial Banks, Bank Holding Companies
07/23/93   11/30/93   First Amarillo Bancorp Inc          Boatmen's Bancshares Inc          Commercial Banks, Bank Holding Companies
07/12/93   08/18/93   Voit Corp                           Usaha Tegas Sdn Bhd               Miscellaneous Manufacturing
07/06/93   06/01/94   Cragin Financial Corp               ABN-AMRO Holding NV               Savings and Loans, Mutual Savings Banks
07/02/93   01/10/94   Elmwood Bancorp Inc                 Keystone Financial, Harrisburg    Savings and Loans, Mutual Savings Banks
07/02/93   12/23/93   Tristate Bancorp, Cincinnati, OH    Fifth Third Bancorp,
                                                          Cincinnati                        Commercial Banks, Bank Holding Companies
06/30/93   02/10/94   FloridaBank A Federal Savings       AmSouth Bancorp, Birmingham, AL   Savings and Loans, Mutual Savings Banks
06/30/93   10/01/93   Quantum Chemical Corp               Hanson PLC                        Chemicals and Allied Products
06/28/93   08/05/93   Damon Corp                          Corning Inc                       Health Services
06/25/93   04/20/94   Pennsylvania & Southern Gas Co      NUI Corp                          Electric, Gas, and Water Distribution
06/23/93   09/08/93   Costar Corp                         Corning Inc                       Measuring, Medical, Photo Equipment;
                                                                                            Clocks
06/18/93   09/23/93   Pioneer Bancorp Inc                 First Citizens Bancshares Inc     Savings and Loans, Mutual Savings Banks
06/17/93   11/10/93   Superior Teletec Inc                Alpine Group Inc                  Metal and Metal Products
06/16/93   10/22/93   Price Co                            Costco Wholesale Corp             Retail Trade-General Merchandise and
                                                                                            Apparel
06/14/93   08/31/93   Johnson Products Co Inc             IVAX Corp                         Soaps, Cosmetics and Personal Care
                                                                                            Products





                           Consideration (%)           Premium (%)
   Date    Transaction  ----------------------  -------------------------
Announced     Value      Cash   Common  Other    1 Day   1 Week   4 Weeks
---------  -----------  ------  ------  ------  -------  -------  -------
09/09/93       334.0    100.0%    0.0%    0.0%    21.0     21.0     29.8
09/09/93        46.0      0.0%  100.0%    0.0%    27.8     24.3     31.4
09/09/93       133.0      0.0%  100.0%    0.0%   194.2    176.4    168.2
09/09/93     9,600.0     68.7%   20.4%   10.8%    94.5     86.9     99.1
09/07/93       842.2      0.0%  100.0%    0.0%    19.3     21.3     25.5
09/07/93        13.1     23.6%   76.4%    0.0%    58.5     58.5     98.1
09/07/93       185.6     82.6%   17.4%   (0.0%)   73.6     67.3     87.8
09/03/93         1.0      0.0%  100.0%    0.0%
09/01/93       226.6      0.0%  100.0%    0.0%    (5.5)    (3.9)    41.2
08/26/93        75.4      0.0%  100.0%    0.0%    30.2     33.0     57.9
08/26/93       181.6      0.0%  100.0%    0.0%    66.7     70.7     79.*
08/24/93        85.0      0.0%  100.0%    0.0%
08/24/93        24.1      0.0%   99.8%    0.2%    61.5     61.5     82.*
08/20/93        23.0      0.0%  100.0%    0.0%
08/20/93         3.8     92.1%    0.0%    7.9%
08/19/93       146.8     35.0%   36.6%   28.4%
08/19/93     1,145.4      0.0%   87.4%   12.6%    36.8     35.4     43.*
08/17/93        28.3      0.0%   82.4%   17.6%    21.6     21.6     21.6
08/17/93       180.0      0.0%  100.0%    0.0%    29.0     29.0     33.*
08/16/93         6.5      0.0%   99.8%    0.2%
08/16/93         4.1      0.0%  100.0%    0.0%    36.5     36.5     36.5
08/13/93       137.6    100.0%    0.0%    0.0%    31.1     39.1     46.*
08/09/93        44.0    100.0%    0.0%    0.0%
08/09/93       362.3      0.0%  100.0%    0.0%
08/05/93       179.1      0.0%  100.0%    0.0%    70.0     96.8     96.*
08/05/93       129.5      0.0%  100.0%    0.0%    25.7     27.5     27.*
08/05/93       486.6      0.0%   73.2%   26.8%    54.9     53.6     66.*
08/02/93       130.6      6.7%   35.0%   58.2%    36.4     44.7     44.*
08/02/93       291.2      0.0%  100.0%    0.0%     3.2      4.4     25.*
08/02/93        88.0      0.0%   37.9%   62.1%    70.9     62.4     70.*
08/02/93        43.4    100.0%    0.0%    0.0%    42.2     42.2     45.*
07/30/93        44.3      0.0%   99.9%    0.1%     9.0      6.9      3.*
07/29/93         0.4      0.0%   90.0%   10.0%
07/28/93     6,225.7     40.0%   60.0%   (0.0%)   31.1     36.2     21.*
07/27/93       336.0    100.0%    0.0%    0.0%    35.0     47.9     63.*
07/27/93       413.8      0.0%  100.0%    0.0%    20.0     20.0     27.*
07/27/93       110.7    100.0%    0.0%    0.0%    56.5     60.2     78.*
07/23/93       167.4      0.0%  100.0%    0.0%    38.0     32.8     47.*
07/12/93        13.9    100.0%    0.0%    0.0%    56.5     56.5     38.*
07/06/93       501.6    100.0%    0.0%    0.0%    51.2     55.9     79.*
07/02/93        34.1      0.0%   99.9%    0.1%   102.7    122.0    111.*
07/02/93        68.4      0.0%  100.0%    0.0%    29.1     29.1     37.*
06/30/93        27.3      0.0%  100.0%    0.0%    57.2     69.6     19.*
06/30/93     3,219.7      0.0%   22.4%   77.6%    60.0     55.3     39.*
06/28/93       565.3     66.9%    0.0%   33.1%    65.8     82.2     89.*
06/25/93        16.7      0.0%  100.0%    0.0%
06/23/93       167.4      0.0%  100.0%    0.0%    37.2     35.3     42.*
06/18/93         3.8    100.0%    0.0%    0.0%    45.3     45.3     58.*
06/17/93        57.8     29.4%   70.5%    0.1%    41.3     41.3     45.*
06/16/93     1,666.2      0.0%  100.0%    0.0%    12.3     23.8     21.*
06/14/93        62.9      0.0%   99.9%    0.1%    32.9     30.3     35.*

WERTHEIM SCHRODER & CO.
     Incorporated
Investment Banking Department

                  Analysis of Acquisitions of Public Companies

                  Premiums and Form of Consideration Paid (a)

                             (dollars in millions)



   Date       Date
Announced  Effective           Target Name                        Acquiror Name                      Target Industry
---------  ---------  ----------------------------------  --------------------------------  ----------------------------------------
06/14/93   10/01/93   Vari-Care Inc                       Living Centers of America Inc     Health Services
06/10/93   10/01/93   Affiliated Publications Inc         New York Times Co                 Printing, Publishing, and Allied
                                                                                            Services
06/10/93   09/01/93   Galen Health Care Inc               Columbia Hospital Corp            Health Services
06/07/93   12/29/93   First Bancorp Indiana Inc           Huntington Bancshares, Columbus   Savings and Loans, Mutual Savings Bank
06/02/93   02/04/94   Firestone Bank, Lisbon, Ohio        Citizens Bancshares Inc           Commercial Banks, Bank Holding Companies
06/02/93   04/05/94   International Holding Capital       CB Bancshares Inc, Honolulu, HI   Savings and Loans, Mutual Savings Banks
06/01/93   10/13/93   OCOM Corp                           International CableTel Inc        Telecommunications
06/01/93   12/27/93   Railroadmen's Federal S&L Assn      Huntington Bancshares, Columbus   Savings and Loans, Mutual Savings Banks
05/25/93   11/15/93   AMAX Inc                            Cyprus Minerals Co                Metal and Metal Products
05/25/93   12/10/93   Cal Rep Bancorp Inc                 First Interstate Bancorp, CA      Commercial Banks, Bank Holding Companies
05/21/93   08/11/93   Discount Corp of New York           Zions First Natl Bk, Salt Lake    Investment & Commodity Firms, Dealers,
                                                                                            Exchange
05/19/93   11/19/93   First Natl Finl, Albuquerque, NM    First Security Corp, Utah         Commercial Banks, Bank Holding Companies
05/18/93   12/31/93   Secor Bank FSB, Birmingham, AL      First AL Bancshares, Birmingham   Savings and Loans, Mutual Savings Banks
03/14/93   09/15/93   LDDS Communications Ins             Resurgens Communications Group    Telecommunications
05/13/93   09/20/93   Atek Metals Center Inc              Rolled Alloys Inc                 Wholesale Trade-Durable Goods
05/13/93   08/31/93   HMO America Inc                     United HealthCare Corp            Health Services
05/11/93   01/03/94   Wisconsin Southern Gas Co           Wisconsin Energy Corp             Electric, Gas, and Water Distribution
05/10/93   07/30/93   Lifetime Corp                       Olsten Corp                       Health Services
05/07/93   08/27/93   HDR Power Systems Inc               Solidstate Controls Inc           Electronic and Electrical Equipment
05/07/93   12/18/93   InterFirst Bankcorp Inc             Standard Federal Bank             Savings and Loans, Mutual Savings Banks
05/05/93   12/30/93   New South Bancorp                   First Tennessee National Corp     Commercial Banks, Bank Holding Companies
05/04/93   01/21/93   United Federal Bancorp              PNC Bank Corp, Pittsburgh, PA     Savings and Loans, Mutual Savings Banks
04/29/93   06/02/93   Industrial Training Sys Corp        Westcott Communications Inc       Motion Picture Production and
                                                                                            Distribution
04/29/93   02/01/94   Regency Bancshares Inc              Southern National, Lumberton, NC  Savings and Loans, Mutual Savings Banks
04/28/93   12/15/93   BMR Financial Group                 SouthTrust Corp                   Commercial Banks, Bank Holding Companies
04/23/93   12/09/93   Mid-State Fed S&L Assn, Ocala       AmSouth Bancorp, Birmingham, AL   Savings and Loans, Mutual Savings Banks
04/22/93   10/29/93   Ameriscribe Corp                    Pitney Bowes Inc                  Printing, Publishing, and Allied
                                                                                            Services
04/20/93   07/01/93   Hall-Mark Electronics Corp          Avnet Inc                         Wholesale Trade-Durable Goods
04/14/93   12/30/93   Peoples Westchester Savings Bk      First Fidelity Bancorporation     Savings and Loans, Mutual Savings Banks
04/13/93   10/14/93   Boston Five Bancorp                 Citizens Financial Group Inc      Savings and Loans, Mutual Savings Banks
04/07/93   02/24/94   North American National Corp        Liberty Corp                      Insurance
04/01/93   07/01/93   Systems Center Inc                  Sterling Software Inc             Business Services
03/30/93   09/01/93   Commonwealth Bancshares Corp        Meridian Bancorp Inc              Commercial Banks, Bank Holding Companies
03/25/93   07/06/93   Trans Kentucky Bancorp              Trans Financial Bancorp Inc       Commercial Banks, Bank Holding Companies
03/19/93   10/18/93   First Fed Svgs Bank of NW FL        Central Bancshares of South, AL   Savings and Loans, Mutual Savings Banks
03/19/93   10/01/93   Royal Bank Group Inc                Citizens Banking Corp, Flint, MI  Commercial Banks, Bank Holding Companies
03/15/93   12/13/93   FirstSouth Bancorp Inc              BT Financial Corp                 Savings and Loans, Mutual Savings Banks
03/12/93   11/10/93   Athlone Industries Inc              Allegheny Ludlum Corp             Metal and Metal Products
03/11/93   08/02/93   Malrite Communications Group        Shamrock Broadcasting Inc         Radio and Television Broadcasting
                                                                                            Stations
03/10/93   08/06/93   Gynex Pharmaceuticals Inc           Bio-Technology General Corp       Drugs
03/08/93   07/30/93   Perception Technology Corp          Brite Voice Systems Inc           Computer and Office Equipment
03/04/93   05/26/93   Boston Digital Corp                 Charterhouse Group Intl Inc       Machinery
03/02/93   03/01/93   Medical Innovations Inc             Ballard Medical Products          Health Services
03/01/93   06/25/93   Datatronix Financial Services       FIserv Inc                        Business Services
02/23/93   08/11/93   Village Financial Services Ltd      First Fidelity Bancorporation     Savings and Loans, Mutual Savings Banks
02/22/93   08/04/93   International Broadcasting          Century Park Pictures Corp        Amusement and Recreation Services
02/19/93   08/06/93   Pioneer Fed BanCorp Inc             First Hawaiian Inc                Savings and Loans, Mutual Savings Banks
02/18/93   06/02/93   NERCO Inc                           Kennecott Corp(RTZ Corp PLC)      Mining
02/16/93   06/30/93   Equus Investments Inc               Equus II Inc                      Investment & Commodity Firms, Dealers,
                                                                                            Exchange
02/08/93   07/08/93   Goldtex Inc                         Tomen America Inc(Tomen Corp)     Textile and Apparel Products


                           Consideration (%)           Premium (%)
   Date    Transaction  ----------------------  -------------------------
Announced     Value      Cash   Common  Other    1 Day   1 Week   4 Weeks
---------  -----------  ------  ------  ------  -------  -------  -------
06/14/93        70.9     25.2%   35.3%   39.5%    39.1     33.3     18.5
06/10/93     1,092.5      0.0%  100.0%    0.0%    11.1     13.2     23.7
06/10/93     4,187.7      0.0%   76.1%   23.9%    42.6     42.6     43.9
06/07/93        48.6     38.5%   61.5%    0.0%    60.6     85.1     97.2
06/02/93         7.6      0.0%   99.7%    0.3%
06/02/93        50.9     45.0%   55.0%   (0.0%)   70.4     70.4     72.5
06/01/93        77.6      0.0%  100.0%    0.0%             (2.1)    22.4
06/01/93        82.9      0.0%  100.0%    0.0%    44.0     50.5     57.7
05/25/93     2,657.0      0.0%   46.1%   53.9%   (25.9)   (22.2)   (17.6)
05/25/93        68.0      0.0%  100.0%    0.0%
05/21/93        65.3    100.0%    0.0%    0.0%    28.0     23.1     16.4
05/19/93       201.1      0.0%  100.0%    0.0%
05/18/93       102.5      0.0%  100.0%    0.0%    52.7     61.0     77.1
05/14/93     1,961.3      0.0%  100.0%    0.0%     1.8     (0.2)    (4.4)
05/13/93        18.8    100.0%    0.0%    0.0%    56.9     56.9     50.3
05/13/93       372.2      0.0%  100.0%    0.0%    33.9     32.1     88.7
05/11/93        45.1      0.0%   99.9%    0.1%    13.7     19.8     13.7
05/10/93       607.0      0.0%   51.6%   48.4%    85.5     92.4    119.8
05/07/93         6.5    100.0%    0.0%    0.0%    62.5     52.9     44.4
05/07/93        32.5    100.0%    0.0%    0.0%    14.1      9.7      5.6
05/05/93         6.3      0.0%  100.0%    0.0%
05/04/93       154.7    100.0%    0.0%    0.0%    46.1     72.2     53.8
04/29/93         3.2    100.0%    0.0%    0.0%
04/29/93        47.4      0.0%  100.0%    0.0%    65.8     52.0     52.0
04/28/93        16.0    100.0%    0.0%    0.0%    26.0     26.0     57.5
04/23/93        91.8     29.8%   70.2%    0.0%    36.2     42.9     55.7
04/22/93        87.2      0.0%  100.0%    0.0%    45.5     47.4     27.7
04/20/93       488.9     41.8%   28.9%   29.3%    36.7     47.1     36.7
04/14/93       225.3     53.5%   46.5%    0.0%    79.2     81.2     88.3
04/13/93        92.5    100.0%    0.0%    0.0%    38.7     44.4     48.6
04/07/93        52.6    100.0%    0.0%    0.0%    31.1     40.5     37.2
04/01/93       169.7      0.0%  100.0%    0.0%    36.1     39.8     36.1
03/30/93       358.5      0.0%  100.0%    0.0%    39.4     37.3     37.3
03/25/93        18.5    100.0%    0.0%    0.0%
03/19/93        14.4    100.0%    0.0%    0.0%
03/19/93        22.5     15.1%   84.9%    0.0%
03/15/93        16.0     42.5%   57.8%   (0.3%)
03/12/93       105.6      0.0%  100.0%    0.0%    22.8     22.8     16.7
03/11/93       310.0      0.0%  100.0%    0.0%
03/10/93        58.8      0.0%  100.0%    0.0%    30.1     27.3     27.3
03/08/93        15.9      0.0%  100.0%    0.0%    72.7     90.0     81.0
03/04/93        10.4    100.0%    0.0%    0.0%    66.2     66.2     36.0
03/02/93        12.5    100.0%    0.0%    0.0%     6.9     12.9      6.9
03/01/93        11.9      0.0%   99.7%    0.3%
02/23/93        66.0     60.0%   40.0%    0.0%    66.8     77.2     58.6
02/22/93        10.0    100.0%    0.0%    0.0%
02/19/93        87.4    100.0%    0.0%    0.0%    37.4     33.3     33.3
02/18/93     1,161.9     40.4%    0.0%   59.6%   (10.3)     1.1     (4.0)
02/16/93        10.6      0.0%  100.0%    0.0%   (11.1)   (14.9)   (20.0)
02/08/93        15.7    100.0%    0.0%    0.0%    42.1     42.1     42.1
XX/XX/XX        45.1    100.0%    0.0%    0.0%    42.2     45.9     63.1

WERTHEIM SCHRODER & CO.
     Incorporated
Investment Banking Department

                  Analysis of Acquisitions of Public Companies

                  Premiums and Form of Consideration Paid (a)

                             (dollars in millions)



   Date       Date
Announced  Effective             Target Name                       Acquiror Name                        Target Industry
---------  ---------  ----------------------------------  --------------------------------  ----------------------------------------
02/02/93   08/02/93   Dahlberg Inc                        Bausch & Lomb Inc                 Measuring, Medical, Photo Equipment;
                                                                                            Clocks
02/02/93   06/30/93   Express Cash Intl Corp              Cash America International Inc    Miscellaneous Retail Trade
01/29/93   08/11/93   National Community Banks Inc        The Bank of New York Co Inc       Commerical Banks, Bank Holding Companies
01/18/93   03/31/93   Alden Press Co                      APC Holding Inc                   Printing, Publishing, and Allied
                                                                                            Services
01/14/93   07/30/93   Dakota Bancorp Inc                  South Dakota Financial Bancorp    Commercial Banks, Bank Holding Companies
01/05/93   11/18/93   Belding Heminway Co Inc             Noel Group Inc                    Textile and Apparel Products
01/04/93   05/24/94   National Medical Waste Inc          BioMedical Waste Systems Inc      Sanitary Services
12/24/92   10/15/93   Autotrol Corp                       Osmonics Inc                      Measuring, Medical, Photo Equipment;
                                                                                            Clocks
12/23/92   12/17/93   First Financial Associates          BANC ONE Corp                     Commercial Banks, Bank Holding Companies
12/22/92   11/19/93   Gateway Fed Corp, OH                PNC Bank Corp, Pittsburgh, PA     Savings and Loans, Mutual Savings Banks
12/21/92   05/14/93   CFS Financial Corp                  Crestar Financial Corp            Savings and Loans, Mutual Savings Banks
12/18/92   05/04/93   Mass Microsystems Inc               Ramtek Corp                       Computer and Office Equipment
12/18/92   04/16/93   Van Dorn Co                         Crown Cork & Seal Co              Metal and Metal Products
12/15/92   06/03/93   Immunex Corp                        American Cyanamid Co              Drugs
12/10/92   03/05/93   Clinical Homecare Ltd               Curaflex Health Services Inc      Wholesale Trade-Durable Goods
12/04/92   03/26/93   Colonial Cos Inc                    UNUM Corp                         Insurance
12/02/92   03/19/93   Heekin Can Inc                      Ball Corp                         Metal and Metal Products
12/01/92   02/25/93   Inforum Inc                         MEDSTAT Systems Inc               Business Services
11/30/92   10/06/93   Centennial Savings Bank FSB         Aspen Bancshares Inc              Savings and Loans, Mutual Savings Banks
11/25/92   06/01/93   Ben Franklin National Bank          West One Bancorp                  Commercial Banks, Bank Holding Companies
11/25/92   03/03/93   Geodyne Resources Inc               Samson Investments Co             Oil and Gas; Petroleum Refining
11/24/92   08/26/93   Decom Systems Inc                   CCI Coded Communications Inc      Communications Equipment
11/23/92   04/06/93   Central Freight Lines Inc           Roadway Services Inc              Transportation and Shipping (except air)
11/20/92   07/05/94   Arcata Corp                         Quebecor Printing Inc             Printing, Publishing, and Allied
                                                                                            Services
11/20/92   03/31/93   Northern Indiana Fuel & Light       NIPSCO Industries Inc             Electric, Gas, and Water Distribution
11/20/92   08/10/93   Preston Corp                        Yellow Freight System Inc         Transportation and Shipping (except air)
11/17/92   12/31/92   Arkla Exploration Co                Seagull Energy Corp               Oil and Gas; Petroleum Refining
11/17/92   03/24/93   EquiVest Inc                        Medical Resource Cos of Amer      Investment & Commodity Firms, Dealers,
                                                                                            Exchang
11/17/92   08/31/93   Franklin First Financial Corp       ONBANCorp Inc                     Savings and Loans, Mutual Savings Banks
11/17/92   04/21/93   Republic Capital Group Inc          TCF Financial Corp                Savings and Loans, Mutual Savings Banks
11/16/92   06/11/93   Western Financial Corp              Metropolitan Financial Corp       Savings and Loans, Mutual Savings Banks
11/12/92   06/28/93   CB&T Financial, Fairmont, WV        Huntington Bancshares, Columbus   Commercial Banks, Bank Holding Companies
11/10/92   07/14/93   Naylor Industries Inc               Insituform Technologies Inc       Construction Firms
11/09/92   06/18/93   Peoples Bancorp Inc                 Valley National Bancorp           Commercial Banks, Bank Holding Companies
10/27/92   08/24/93   Home Theater Products Inc           H&S Treat & Release Inc           Electronic and Electrical Equipment
10/23/92   03/15/93   Flagler Bank Corp                   SunTrust Banks, Inc. Atlanta, GA  Commercial Banks, Bank Holding Companies
10/22/92   06/30/93   Home Fed Svgs Bk, Fort Collins      KeyCorp, Albany, New York (OLD)   Savings and Loans, Mutual Savings Banks
10/20/92   03/12/93   First Fed Svgs Bk, Salt Lake, UT    Washington Federal Savings        Savings and Loans, Mutual Savings Banks
10/16/92   03/05/93   CF&I Steel Corp                     Oregon Steel Mills Inc            Metal and Metal Products
10/16/92   11/10/93   Mark Correctional Systems Inc       Showcase Cosmetics Inc            Metal and Metal Products
10/06/92   02/18/93   Applied Biosystems Inc              Perkin-Elmer Corp                 Measuring, Medical, Photo Equipment;
                                                                                            Clocks
10/02/92   10/26/93   Peoples Holding Co Inc              Central Bancshares of South, AL   Commercial Banks, Bank Holding Companies
10/01/92   01/31/93   First United Bancorp Inc, AL        SunTrust Banks Inc, Atlanta, GA   Commercial Banks, Bank Holding Companies
09/30/92   02/15/93   Chuska Resources Corp               Harken Energy Corp                Oil and Gas; Petroleum Refining
09/28/92   03/10/93   Waste Processor Industries Inc      American Ecology Corp             Sanitary Services
09/24/92   04/01/93   Montclair Bancorp Inc               Collective Bancorp                Commercial Banks, Bank Holding Companies
09/23/92   03/08/93   Unibancorp Inc. Chicago, IL         GAB Bancorp                       Commercial Banks, Bank Holding Companies
09/21/92   03/01/93   Dominion Bankshares, Roanoke, VA    First Union Corp, Charlotte, NC   Commercial Banks, Bank Holding Companies
09/17/92   10/30/92   CONSTAR International Inc           Crown Cork & Seal Co              Rubber and Miscellaneous Plastic
                                                                                            Products
09/17/92   12/23/92   Trans-National leasing Inc          Associates Corp of N America      Repair Services
09/09/92   07/13/93   Multibank Financial Corp            Bank of Boston Corp               Commercial Banks, Bank Holding Companies





                           Consideration (%)           Premium (%)
   Date    Transaction  ----------------------  -------------------------
Announced     Value      Cash   Common  Other    1 Day   1 Week   4 Weeks
---------  -----------  ------  ------  ------  -------  -------  -------
02/02/93       139.0    100.0%    0.0%    0.0%    44.8     42.4     37.7
02/02/93        12.8     49.2%    0.0%   50.8%    31.4     26.9     93.7
01/29/93       591.6      0.0%  100.0%    0.0%
01/18/93       151.0     73.5%    0.0%   26.5%    13.2     20.0     15.4
01/14/93        20.4    100.0%    0.0%    0.0%    37.6     27.6     27.6
01/05/93        59.0    100.0%    0.0%    0.0%     5.2      8.5      8.5
01/04/93         5.8      0.0%  100.0%    0.0%   (64.0)   (64.0)   (64.0)
12/24/92        44.4      0.0%  100.0%    0.0%    (7.1)    (0.8)    17.0
12/23/92        76.1      0.0%  100.0%    0.0%
12/22/92        59.8    100.0%    0.0%    0.0%   111.0     94.3    112.9
12/21/92        60.6     10.7%   89.3%    0.0%   267.8    259.6    478.0
12/18/92         4.2      0.0%   99.0%    1.0%    12.8      7.2     (6.8)
12/18/92       176.5     20.3%   79.7%    0.0%    95.3     95.3    100.0
12/15/92       736.3     43.5%   56.5%   (0.0%)    7.8      8.7     (3.5)
12/10/92        25.7      0.0%  100.0%    0.0%    61.3     29.0      7.5
12/04/92       576.7      0.0%  100.0%    0.0%    32.3     37.1     41.0
12/02/92        88.3      0.0%  100.0%    0.0%     2.9      3.3     35.0
12/01/92       103.4      0.0%  100.0%    0.0%    16.2     19.7     25.3
11/30/92        17.4    100.0%    0.0%    0.0%
11/25/92         5.1      0.0%  100.0%    0.0%
11/25/92        20.3      9.9%    0.0%   90.1%    39.4     50.2     62.7
11/24/92         1.5      0.0%   98.3%    1.7%
11/23/92       101.6    100.0%    0.0%    0.0%
11/20/92       192.0    100.0%    0.0%    0.0%
11/20/92        29.5      0.0%  100.0%    0.0%
11/20/92       108.8     21.9%    0.0%   78.1%   (37.7)   (40.0)   (23.3)
11/17/92       397.0    100.0%    0.0%    0.0%
11/17/92         7.4      0.0%  100.0%    0.0%    60.0     50.0     65.5
11/17/92       173.7      0.0%  100.0%    0.0%    65.0     72.2     88.6
11/17/92        68.8      0.0%  100.0%    0.0%    67.2     61.8     69.0
11/16/92        21.5     23.7%   76.3%    0.0%    53.8     66.7    122.2
11/12/92       131.2      0.0%  100.0%    0.0%    27.5     30.8     32.5
11/10/92        23.0    100.0%    0.0%    0.0%    11.4     32.9     47.1
11/09/92        10.7      0.0%  100.0%    0.0%
10/27/92         9.7      0.0%   99.7%    0.3%
10/23/92        50.3      0.0%  100.0%    0.0%    66.3     64.6     71.7
10/22/92        19.6      0.0%  100.0%    0.0%    61.8     63.7     69.5
10/20/92        35.7    100.0%    0.0%    0.0%    15.3      9.7     11.5
10/16/92       109.3      5.7%   15.6%   78.7%
10/16/92        12.6      0.0%   99.6%    0.4%
10/06/92       295.8      0.0%  100.0%    0.0%    20.1     38.4     38.4
10/02/92         5.0    100.0%    0.0%    0.0%
10/01/92        48.4      0.0%  100.0%    0.0%
09/30/92        27.6      0.0%   99.9%    0.1%
09/28/92         6.4     45.0%   55.0%    0.0%             20.0    (14.3)
09/24/92        61.7    100.0%    0.0%    0.0%    24.1     24.1     27.4
09/23/92        10.6      0.0%   99.8%    0.2%
09/21/92       934.3      0.0%   96.9%    3.1%    34.6     67.9     76.3
09/17/92       528.9    100.0%    0.0%    0.0%    33.3     39.0     46.9
09/17/92         6.1    100.0%    0.0%    0.0%   183.3    183.3    183.3
09/09/92       203.7      0.0%  100.0%    0.0%    35.9     44.8     38.0

WERTHEIM SCHRODER & CO.
     Incorporated
Investment Banking Department

                  Analysis of Acquisitions of Public Companies

                  Premiums and Form of Consideration Paid (a)

                             (dollars in millions)




   Date       Date
Announced  Effective           Target Name                         Acquiror Name                        Target Industry
---------  ---------  ----------------------------------  --------------------------------  ----------------------------------------
09/04/92   12/24/92   Autodie Corp                        Progressive Tool & Industry Co    Machinery
09/02/92   04/01/93   DCB Corp                            Old Natl Bancorp, Evansville, IN  Commercial Banks, Bank Holding Companies
08/31/92   07/09/93   Society for Savings Bancorp         Bank of Boston Corp               Savings and Loans, Mutual Savings Banks
08/31/92   12/30/92   Sun Electric Corp                   Snap-On Tools Corp                Measuring, Medical, Photo Equipment;
                                                                                            Clocks
08/20/92   02/10/93   Lincoln Financial Corp, IN          Norwest Corp, Minneapolis, MN     Commercial Banks, Bank Holding Companies
08/20/92   03/01/93   Pioneer Savings                     Washington Mutual Svgs, Seattle   Savings and Loans, Mutual Savings Banks
08/17/92   12/18/92   American Biodyne Inc                Medco Containment Services Inc    Health Services
08/13/92   12/31/92   Fourth National Corp                Fourth Financial Corp             Commercial Banks, Bank Holding Companies
08/12/92   08/12/92   Bennett Petroleum Corp              Abraxas Petroleum Corp            Oil and Gas; Petroleum Refining
08/10/92   09/17/92   American CDI Inc                    PolyMedica Industries Inc         Drugs
07/31/92   11/20/92   Hipotronics Inc                     Hubbell Inc                       Electronic and Electrical Equipment
07/30/92   07/30/92   Atlantic Mortgage & Investment      Pitney Bowes Credit Corp          Real Estate; Mortgage Bankers and
                                                                                            Brokers
07/30/92   01/15/93   Equimark Corp, Pittsburgh, PA       Integra Financial Corp            Commercial Banks, Bank Holding Companies
07/30/92   02/17/93   Prime Bancshares Inc                SouthTrust Corp                   Commercial Banks, Bank Holding Companies
07/27/92   10/23/92   Horizon Industries Inc              Mohawk Industries Inc             Textile and Apparel Products
07/24/92   10/19/92   Fleer Corp                          Marvel Entertainment Group Inc    Food and Kindred Products
07/22/92   05/03/93   First Community Bancorp Inc         BANC ONE Corp                     Commercial Banks, Bank Holding Companies
07/20/92   01/22/93   First Fed S&L Assn, Ft Myers, FL    Society Corp                      Savings and Loans, Mutual Savings Banks
07/20/92   10/29/92   Vivigen Inc                         Genzyme Corp                      Health Services
07/16/92   07/16/92   Sterling Optical Corp               Sterling Vision Inc               Wholesale Trade-Durable Goods
07/15/92   07/15/92   Basic American Medical Inc          Columbia Hospital Corp            Health Services
07/14/92   10/26/92   ANADAC                              Identix Inc                       Business Services
07/13/92   03/19/93   Apollo Savings and Loan Co          Mid Am Inc                        Savings and Loans, Mutual Savings Banks
07/13/92   10/15/92   Century MediCorp Inc                Foundation Health Corp            Health Services
07/10/92   07/10/92   Quantum Learning Systems Inc        CCR Inc-Education Division        Prepackaged Software
07/09/92   04/16/93   Cherry Hill National Bank, NJ       Meridian Bancorp Inc              Commercial Banks, Bank Holding Companies
07/08/92   05/20/93   Tago Inc                            BioSource Industries Inc          Drugs
07/05/92   01/29/93   FedFirst Bancshares Inc             Southern National, Lumberton, NC  Commercial Banks, Bank Holding Companies
07/01/92   11/25/92   Micron Products Inc                 Arrhythmia Research Technology    Measuring, Medical, Photo Equipment;
                                                                                            Clocks
07/01/92   01/04/93   MidAmerican Corp                    Mercantile Bancorp, St Louis, MO  Commercial Banks, Bank Holding Companies
07/01/92   02/26/93   National Savings Bank, Albany       KeyCorp, Albany, New York (OLD)   Savings and Loans, Mutual Savings Banks
06/29/92   01/15/93   DF Southeastern Inc                 First Union Corp, Charlotte, NC   Savings and Loans, Mutual Savings Banks
06/29/92   02/01/93   First Chattanooga Financial         AmSouth Bancorp, Birmingham, AL   Savings and Loans, Mutual Savings Banks
06/29/92   07/02/92   General Sciences Corp               Science Applications Intl Corp    Prepackaged Software
06/22/92   08/31/92   TMBR/Sharp Drilling Inc             State Farm Mutual Auto Ins Co     Oil and Gas; Petroleum Refining
06/18/92   12/11/92   CK Federal Savings, Concord, NC     SouthTrust Corp                   Savings and Loans, Mutual Savings Banks
06/17/92   09/09/92   Critical Care America Inc           Medical Care International Inc    Health Services
06/17/92   12/02/92   Tyler Cabot Mortgage Sec Fund       Capstead Mortgage Corp            Investment & Commodity Firms, Dealers,
                                                                                            Exchang
06/16/92   10/05/92   Arctic Alaska Fisheries Corp        Tyson Foods Inc                   Agriculture, Forestry, and Fishing
06/12/92   01/15/93   Harmonia Bancorp                    Sovereign Bancorp                 Savings and Loans, Mutual Savings Banks
06/11/92   01/15/93   South Carolina Federal Corp         First Union Corp, Charlotte, NC   Savings and Loans, Mutual Savings Banks
06/09/92   10/29/92   Wetterau Inc                        Super Valu Stores Inc             Wholesale Trade-Nondurable Goods
06/08/92   12/31/93   Gulf States Utilities Co            Entergy Corp                      Electric, Gas, and Water Distribution
06/05/92   05/03/93   Key Centurion Bancshares, WV        BANC ONE Corp                     Commercial Banks, Bank Holding Companies
06/03/92   12/04/92   Advanced Telecommunications         LDDS Communications Inc           Telecommunications
05/27/92   03/09/93   Centel Corp                         Sprint Corp                       Telecommunications
05/18/92   12/07/92   First Florida Banks Inc             Barnett Banks, Jacksonville, FL   Commercial Banks, Bank Holding Companies
05/15/92   12/11/92   Patlex Corp                         AutoFinance Group Inc             Investment & Commodity Firms, Dealers,
                                                                                            Exchang
05/13/92   09/04/92   Nova Pharmaceutical Corp            Scios Inc                         Business Services
05/13/92   06/01/92   Syntrex Inc                         Phoenix Technologies Inc          Computer and Office Equipment
05/04/92   09/30/92   Wiland Services Inc                 Neodata Corp (Hicks Muse & Co)    Business Services




                           Consideration (%)           Premium (%)
   Date    Transaction  ----------------------  -------------------------
Announced     Value      Cash   Common  Other    1 Day   1 Week   4 Weeks
---------  -----------  ------  ------  ------  -------  -------  -------
09/04/92          33.9  100.0%    0.0%    0.0%
09/02/92          57.0    0.0%  100.0%    0.0%
08/31/92         205.4    0.0%  100.0%    0.0%
08/31/92         110.7  100.0%    0.0%    0.0%    13.9     23.3     40.6
08/20/92         163.9    0.0%  100.0%    0.0%   (16.7)    (8.2)    31.7
08/20/92         170.0    0.0%  100.0%    0.0%    10.7      9.6     14.3
08/17/92         120.2    0.0%  100.0%    0.0%    38.1     37.1     49.8
08/13/92          43.1    0.0%   99.9%    0.1%
08/12/92           2.0   44.6%   55.4%    0.0%
08/10/92           2.6    0.0%   99.6%    0.4%
07/31/92          39.9  100.0%    0.0%    0.0%    20.1     17.7     15.4
07/30/92          38.6   40.4%    0.0%   59.6%
07/30/92         287.9    0.0%  100.0%    0.0%    40.0     36.9     31.1
07/30/92          38.7    2.1%   97.8%    0.2%    55.0     53.8     71.9
07/27/92          86.5   74.0%   26.0%    0.0%    69.0     64.4     81.8
07/24/92         264.2  100.0%    0.0%    0.0%     9.8     20.4     21.7
07/22/92         137.9    0.0%  100.0%    0.0%    86.8     81.8     84.3
07/20/92         141.3  100.0%    0.0%    0.0%    32.4     26.8     36.4
07/20/92          39.3    0.0%  100.0%    0.0%    15.0     35.5     19.5
07/16/92           6.0  100.0%    0.0%    0.0%
07/15/92         150.4   33.0%   67.0%    0.0%     1.6      2.3     (0.5)
07/14/92           6.3    0.0%   99.4%    0.6%
07/13/92          12.7    0.0%   99.9%    0.1%    95.6     95.6    100.4
07/13/92         164.1    0.0%  100.0%    0.0%    66.3     94.1    127.8
07/10/92           8.4    0.0%  100.0%    0.0%
07/09/92          18.7    0.0%  100.0%    0.0%
07/08/92           1.0    0.0%   98.0%    2.0%   (76.0)   (74.2)   (66.4)
07/05/92          89.1    0.0%   84.8%   15.2%    55.9     70.8     84.4
07/01/92           5.4   40.7%   59.1%    0.2%
07/01/92         110.9    0.0%  100.0%    0.0%
07/01/92          64.6    0.0%  100.0%    0.0%    29.4     29.4     34.7
06/29/92         145.7    0.0%  100.0%    0.0%    71.8     74.1     89.7
06/29/92         109.7    2.6%   97.4%    0.0%    67.2     57.2     67.2
06/29/92          10.1  100.0%    0.0%    0.0%             (7.0)   (10.8)
06/22/92          11.4    0.0%    0.0%  100.0%
06/18/92          32.7    0.0%  100.0%    0.0%    38.4     25.8     38.4
06/17/92         846.3    0.0%  100.0%    0.0%     0.9      6.3     (5.4)
06/17/92         259.4    0.0%    0.0%  100.0%
06/16/92         412.3    9.0%   42.5%   48.5%    85.5    104.0    100.0
06/12/92          92.2   11.6%   88.4%    0.0%    44.9     55.4     81.6
06/11/92          78.2    0.0%  100.0%    0.0%    66.7     70.6     80.2
06/09/92       1,084.3   59.4%    0.0%   40.6%    26.0     33.0     27.4
06/08/92       2,281.0   11.0%   89.0%    0.0%    64.9     64.9     63.3
06/05/92         583.9    0.0%  100.0%    0.0%    28.0     26.3     29.7
06/03/92         585.6    0.0%  100.0%    0.0%    34.6     43.8     75.0
05/27/92       3,967.0    0.0%   72.3%   27.7%    (9.3)    (6.1)     4.9
05/18/92         882.6    0.0%  100.0%    0.0%    77.0     75.6     72.2
05/15/92          45.0    0.0%  100.0%    0.0%    26.7     15.7     40.0
05/13/92         166.4    0.0%  100.0%    0.0%     0.9     (6.0)   (13.8)
05/13/92          13.6   23.5%    0.0%   76.5%
05/04/92          25.0  100.0%    0.0%    0.0%   (10.5)   (12.0)    20.0

WERTHEIM SCHRODER & CO.
     Incorporated
Investment Banking Department

                  Analysis of Acquisitions of Public Companies

                  Premiums and Form of Consideration Paid (a)

                             (dollars in millions)




   Date       Date
Announced  Effective            Target Name                        Acquiror Name                         Target Industry
---------  ---------  ----------------------------------  --------------------------------  ----------------------------------------
04/30/92   03/30/93   Home Federal Svgs Bank of AL        Colonial BancGroup Inc            Savings and Loans, Mutual Savings Banks
04/21/92   02/26/93   First Fincorp Inc                   BB & T Financial Corp             Savings and Loans, Mutual Savings Banks
04/14/92   03/31/93   Valley National Corp, Phoenix       BANC ONE Corp                     Commercial Banks, Bank Holding Companies
04/07/92   12/31/92   First Coml Bancshares Inc, AL       Synovus Financial Corp            Commercial Banks, Bank Holding Companies
04/06/92   08/24/92   Wicat Systems Inc                   Jostens Inc                       Computer and Office Equipment
04/03/92   12/30/92   Thermascan Inc                      Virology Testing Sciences         Drugs
04/02/92   09/01/92   Volunteer Bancshares Inc            Bancorp of Mississippi, Tupelo    Commercial Banks, Bank Holding Companies
03/31/92   06/30/93   Horizon Financial Services Inc      Republic Bancorp Inc              Savings and Loans, Mutual Savings Banks
03/25/92   06/30/92   OW Office Warehouse                 OfficeMax Inc                     Wholesale Trade-Durable Goods
03/18/92   10/15/92   INB Financial Corp                  NBD Bancorp, Detroit, Michigan    Commercial Banks, Bank Holding Companies
03/13/92   07/27/93   The Circle K Corp                   CK Acquisitions Corp              Retail Trade-Food Stores
03/12/92   06/29/92   MIPS Computer Systems Inc           Silicon Graphics Inc              Electronic and Electrical Equipment
03/09/92   08/19/92   First American BanCorp, Ohio        Charter One Financial Inc         Commercial Banks, Bank Holding Companies
03/05/92   10/01/92   Sunwest Finl Svcs, Albuquerque      Boatmen's Bancshares Inc          Commercial Banks, Bank Holding Companies
03/04/92   01/15/93   Puget Sound Bancorp, Tacoma, WA     KeyCorp, Albany, New York(OLD)    Commercial Banks, Bank Holding Companies
03/04/92   07/08/92   Stuart Hall Co Inc                  Newell Co                         Paper and Allied Products
03/04/92   08/04/92   Worldwide Computer Svcs Inc         Computer Horizons Corp            Business Services
03/02/92   03/26/92   Unity Healthcare Holding Co         Star Multi Care Services Inc      Business Services
02/27/92   09/30/92   First Savings Bancorp, Ohio         Tristate Bancorp, Cincinnati, OH  Savings and Loans, Mutual Savings Banks
02/21/92   08/03/92   First Centennial Corp               Citizens Inc                      Insurance
02/21/92   02/26/92   Sterling Optical Corp               Cohen Fashion Optical Inc         Wholesale Trade-Duarable Goods
02/20/92   10/13/92   Preferred Homecare of America       Home Intensive Care Inc           Health Services
02/18/92   08/27/92   Niagara Exchange Corp               Selective Insurance Group Inc     Insurance
02/17/92   09/30/92   Security Financial Group Inc        Metropolitan Financial Corp       Commercial Banks, Bank Holding Companies
02/14/92   09/03/92   First Peoples Financial Corp        CoreStates Financial Corp         Commercial Banks, Bank Holding Companies
02/12/92   06/19/92   Commtron Corp                       Ingram Entertainment              Wholesale Trade-Durable Goods
02/11/92   08/07/92   First Federal S & L, Lenawee        Standard Federal Bank             Savings and Loans, Mutual Savings Banks
02/10/92   05/29/92   Salem Carpet Mills Inc              Shaw Industries Inc               Textile and Apparel Products
01/30/92   03/31/92   Flight Dynamics Inc                 Hughes Flight Dynamics Inc        Measuring, Medical, Photo Equipment;
                                                                                            Clocks
01/27/92   07/01/92   FB & T Corp                         Dauphin Deposit Corp              Commercial Banks, Bank Holding Companies
01/22/92   01/22/92   Academy Computing Corp              Investor                          Business Services
01/17/92   11/20/92   Flagship Financial Corp             PNC Financial, Pittsburgh, PA     Commercial Banks, Bank Holding Companies
01/13/92   10/05/92   Quantronix Corp                     Excel Technology Inc              Electronic and Electric Equipment





                           Consideration (%)           Premium (%)
   Date    Transaction  ----------------------  -------------------------
Announced     Value      Cash   Common  Other    1 Day   1 Week   4 Weeks
---------  -----------  ------  ------  ------  -------  -------  -------
04/30/92         7.9      0.0%  100.0%    0.0%                      42.5
04/21/92        18.5      0.0%  100.0%    0.0%    26.5     38.0     38.0
04/14/92     1,186.0      0.0%  100.0%    0.0%    48.8     66.9     68.8
04/07/92       118.7      0.0%  100.0%    0.0%    36.2     41.1     41.1
04/06/92        97.3      0.0%  100.0%    0.0%    45.9     65.3     51.8
04/03/92         7.3      0.0%   38.4%   61.6%
04/02/92        56.2      0.0%  100.0%    0.0%
03/31/92        28.7      0.0%   99.9%    0.1%    47.9     61.4     69.0
03/25/92        74.8    100.0%    0.0%    0.0%    22.2     51.7     57.1
03/18/92       883.3      0.0%  100.0%    0.0%    32.2     30.4     31.3
03/13/92       399.5    100.0%    0.0%    0.0%
03/12/92       217.7      0.0%  100.0%    0.0%   (22.6)   (25.1)   (23.5)
03/09/92        41.9      0.0%  100.0%    0.0%    69.4     77.3     81.5
03/05/92       327.9      0.0%  100.0%    0.0%    32.5     35.8     37.8
03/04/92       889.8      0.0%  100.0%    0.0%    49.3     54.4     64.1
03/04/92        62.6      0.0%  100.0%    0.0%    51.4     72.3     47.4
03/04/92         3.6      0.0%  100.0%    0.0%    (9.9)    12.7     69.0
03/02/92         0.5    100.0%    0.0%    0.0%
02/27/92        14.1      0.0%  100.0%    0.0%     2.5      2.5      2.5
02/21/92         5.4      0.0%   99.4%    0.6%    76.0    105.3     76.0
02/21/92        15.0     50.0%    0.0%   50.0%
02/20/92        14.0      0.0%   76.6%   23.4%    38.0     47.2     69.8
02/18/92        31.9    100.0%    0.0%    0.0%   130.0    130.0    119.0
02/17/92        12.8      0.0%  100.0%    0.0%    70.7     94.4     66.7
02/14/92       107.4      0.0%  100.0%    0.0%    11.9      5.7     21.4
02/12/92        78.3    100.0%    0.0%    0.0%    19.2     21.6     14.8
02/11/92        46.2    100.0%    0.0%    0.0%    55.2     59.7     54.2
02/10/92       138.2     47.2%    0.0%   52.8%    45.1     38.8     72.5
01/30/92        14.5    100.0%    0.0%    0.0%
01/27/92        74.6      0.0%  100.0%    0.0%    26.0     27.1     27.1
01/22/92         0.9    100.0%    0.0%    0.0%
01/17/92        45.5    100.0%    0.0%    0.0%    45.0     51.3     45.0
01/13/92         7.3      0.0%   99.5%    0.5%   (12.5)             27.3

           -----------------------------------------------------
      (a) Screening criteria: completed friendly mergers or acquisitions of public companies where 100% of the target company was acquired in the transaction.

                               ROPAK CORPORATION
                         Discounted Cash Flow Analysis
                                   Base Case
                             (dollars in thousands)



                                    1999                Discount Rate
                                   EBITDA      --------------------------------
                                  Multiple      14.0%       15.0%       16.0%
                                  --------     --------    --------    --------
Present Value of Terminal Value     5.5x        $76,481     $73,213     $70,111
                                    6.0x         83,434      79,869      76,485
                                    6.5x         90,387      86,524      82,859


Present Value of Free Cash Flow                 $19,327     $18,701     $18,102

--------------------------------------------------------------------------------
Enterprise Value                    5.5x        $95,808     $91,914     $88,213
                                    6.0x        102,761      98,570      94,587
                                    6.5x        109,714     105,226     100,961
--------------------------------------------------------------------------------

Less: Total Debt                               ($33,757)   ($33,757)   ($33,757)
Plus: Cash and Equivalents                        2,653       2,653       2,653
--------------------------                     --------    --------    --------
Net Debt                                        (31,104)    (31,104)    (31,104)

--------------------------------------------------------------------------------
Equity Value                        5.5x        $64,704     $60,810     $57,109
                                    6.0x         71,657      67,466      63,483
                                    6.5x         78,610      74,122      69,857
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Per Share Equity Value              5.5x         $12.56      $11.83      $11.14
                                    6.0x         $13.86      $13.08      $12.33
                                    6.5x         $15.16      $14.32      $13.52
--------------------------------------------------------------------------------

                               ROPAK CORPORATION
                         Discounted Cash Flow Analysis
                                   Base Case
                             (dollars in thousands)



                                          Year Ended December 31,
                           -----------------------------------------------------
                                                  Projected
                           -----------------------------------------------------
                             1995       1996       1997       1998       1999
                           --------   --------   --------   --------   --------
Total Revenue              $133,467   $150,739   $167,338   $167,338   $167,338
  Costs of Sales           (103,531)  (114,381)  (125,816)  (125,504)  (125,504)
  Operating Expenses        (11,046)   (12,797)   (14,369)   (15,060)   (15,060)
-------------------------  --------   --------   --------   --------   --------
EBITDA                       18,890     23,561     27,153     26,774     26,774

Depreciation                 (8,370)    (8,430)    (8,733)    (8,989)    (9,175)
Amortization of Goodwill       (365)      (365)      (365)      (365)      (365)
-------------------------  --------   --------   --------   --------   --------
EBIT                         10,155     14,766     18,055     17,420     17,235

Plus: Non-Deductible
  Goodwill Amortization         365        365        365        365        365
Plus: Total Book
  Depreciation and
  Amortization                8,735      8,795      9,098      9,354      9,540
Less: Total Normal Tax
  Depreciation and
  Amortization               (8,735)    (8,795)    (9,098)    (9,354)    (9,540)
-------------------------  --------   --------   --------   --------   --------
Total Taxable EBIT           10,520     15,131     18,420     17,785     17,600

Cash Income Taxes            (4,310)    (6,316)    (7,741)    (7,470)    (7,392)
-------------------------  --------   --------   --------   --------   --------
Tax-Adjusted EBIT             5,845      8,450     10,314      9,950      9,843

Plus: Depreciation            8,370      8,430      8,733      8,989      9,175
Plus: Amortization of
  Goodwill                      365        365        365        365        365
Less: Capital
  Expenditures              (16,602)    (8,260)    (9,460)    (9,000)    (9,000)
Less: Working Capital
  Requirements                  766     (3,504)    (3,061)       113          0
-------------------------  --------   --------   --------   --------   --------

Free Cash Flow of the
  Unlevered Firm            ($1,256)    $5,481     $6,891    $10,417    $10,382
                           ========   ========   ========   ========   ========
Terminal Value (EBITDA
  Multiple)
-------------------------
                    5.5x                                               $147,257
                    6.0x                                                160,644
                    6.5x                                                174,032

                               ROPAK CORPORATION
                         Discounted Cash Flow Analysis
                                   Base Case
                             (dollars in thousands)



                                                                          Fiscal Year Ended December 31,
                                                   ---------------------------------------------------------------------------------
                                                                            Pro                          Projected
                                                   Historical Estimated    form      -----------------------------------------------
Operating Assumptions                                 1993      1994       1994       1995       1996      1997      1998      1999
---------------------------------------------      ---------- ---------   -------    -------    ------    ------    ------    ------
Revenue Growth                                                  18.3%      18.3%       7.3%     12.9%      11.0%      0.0%      0.0%
Gross Margin                                          20.7%     21.6%      21.6%      22.4%     24.1%      24.8%     25.0%     25.0%
EDITDA Margin                                         13.2%     12.2%      12.2%      14.2%     15.6%      16.2%     16.0%     16.0%
Tax Rate                                              29.2%     40.0%      40.0%      41.0%     41.7%      42.0%     42.0%     42.0%

Interest Rate Assumptions
---------------------------------------------
Existing Revolver                                                                      8.5%      8.5%       8.5%      8.5%      8.5%
Blended Term Debt                                                                      9.2%      7.4%       7.6%      7.6%      7.6%

Balance Sheet Data
---------------------------------------------
Accounts Receivable
  Days                                                 54.3       40.5      40.5       40.6      42.6       43.6      44.0      44.0
  Turns                                                6.7x       9.0x      9.0x       9.0x      8.6x       8.4x      8.3x      8.3x
Inventory
  Days                                                 74.2       70.3      70.3       73.3      73.8       74.0      74.0      74.0
  Turns                                                4.9x       5.2x      5.2x       5.0x      4.9x       4.9x      4.9x      4.9x
Accounts Payable
  Days                                                 40.2       33.7      33.7       44.7      43.6       43.7      44.0      44.0
  Turns                                                9.1x      10.8x     10.8x       8.2x      8.4x       8.4x      8.3x      8.3x
Other Current Assets                                  1,383        867       867        867       867        867       867       867
Other Current Liabilities (% of Sales)                 2.0%       1.7%      1.7%       1.7%      1.9%       1.9%      2.0%      2.0%

Cash Flow Data
---------------------------------------------
Capital Expenditures                                 $6,005    $11,357   $11,357    $16,602    $8,260     $9,460    $9,000    $9,000

                               ROPAK CORPORATION
                         Discounted Cash Flow Analysis
                                 Downside Case
                             (dollars in thousands)



                                    1999                Discount Rate
                                   EBITDA      --------------------------------
                                  Multiple      14.0%       15.0%       16.0%
                                  --------     --------    --------    --------
Present Value of Terminal Value     5.5x        $61,142     $58,529     $56,049
                                    6.0x         66,700      63,850      61,145
                                    6.5x         72,258      69,171      66,240


Present Value of Free Cash Flow                 $12,844     $12,408     $11,991

--------------------------------------------------------------------------------
Enterprise Value                    5.5x        $73,986     $70,938     $68,041
                                    6.0x         79,544      76,258      73,136
                                    6.5x         85,103      81,579      78,231
--------------------------------------------------------------------------------

Less: Total Debt                               ($33,757)   ($33,757)   ($33,757)
Plus: Cash and Equivalents                        2,653       2,653       2,653
--------------------------                     --------    --------    --------
Net Debt                                        (31,104)    (31,104)    (31,104)

--------------------------------------------------------------------------------
Equity Value                        5.5x        $42,882     $39,834     $36,937
                                    6.0x         48,440      45,154      42,032
                                    6.5x         53,999      50,475      47,127
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Per Share Equity Value              5.5x          $8.48       $7.91       $7.37
                                    6.0x          $9.52       $8.91       $8.32
                                    6.5x         $10.56       $9.90       $9.28
--------------------------------------------------------------------------------

                               ROPAK CORPORATION
                         Discounted Cash Flow Analysis
                                 Downside Case
                             (dollars in thousands)



                                                                                        Year Ended December 31,
                                                                     ------------------------------------------------------------
                                                                                               Projected
                                                                     ------------------------------------------------------------
                                                                       1995         1996         1997         1998         1999
                                                                     --------     --------     --------     --------     --------
Total Revenue                                                        $127,245     $137,350     $145,607     $145,607     $145,607
   Costs of Sales                                                    (100,613)    (106,281)    (111,661)    (111,680)    (111,680)
   Operating Expenses                                                 (10,531)     (11,660)     (12,503)     (12,522)     (12,522)
-----------------------------------------------------                --------     --------     --------     --------     --------
EBITDA                                                                 16,101       19,408       21,443       21,404       21,404

Depreciation                                                           (8,370)      (8,430)      (8,733)      (8,989)      (9,175)
Amortization of Goodwill                                                 (365)        (365)        (365)        (365)        (365)
-----------------------------------------------------                --------     --------     --------     --------     --------
EBIT                                                                    7,366       10,613       12,345       12,050       11,865

Plus:  Non-Deductible Goodwill Amortization                               365          365          365          365          365
Plus:  Total Book Depreciation and Amortization                         8,735        8,795        9,098        9,354        9,540
Less:  Total Normal Tax Depreciation and Amortization                  (8,735)      (8,795)      (9,098)      (9,354)      (9,540)
-----------------------------------------------------                --------     --------     --------     --------     --------
Total Taxable EBIT                                                      7,731       10,978       12,710       12,415       12,230

Cash Income Taxes                                                      (3,167)      (4,583)      (5,341)      (5,214)      (5,136)
-----------------------------------------------------                --------     --------     --------     --------     --------
Tax-Adjusted EBIT                                                       4,199        6,031        7,003        6,836        6,728

Plus:  Depreciation                                                     8,370        8,430        8,733        8,989        9,175
Plus:  Amortization of Goodwill                                           365          365          365          365          365
Less:  Capital Expenditures                                           (16,602)      (8,260)      (9,460)      (9,000)      (9,000)
Less:  Working Capital Requirements                                     1,581       (2,340)      (1,681)          76            0
-----------------------------------------------------                --------     --------     --------     --------     --------

Free Cash Flow of the Unlevered Firm                                  ($2,088)      $4,225       $4,960       $7,266       $7,268
                                                                     ========     ========     ========     ========     ========
Terminal Value (EBITDA Multiple)
----------------------------------------------------------------
                                                            5.5x                                                         $117,723
                                                            6.0x                                                          128,425
                                                            6.5x                                                          139,127

                               ROPAK CORPORATION
                         Discounted Cash Flow Analysis
                                 Downside Case
                             (dollars in thousands)



                                                                     Fiscal Year Ended December 31,
                                     ----------------------------------------------------------------------------------------------
                                                                                                     Projected
                                      Historical     Estimated     Pro forma    ---------------------------------------------------
OPERATING ASSUMPTIONS                    1993           1994         1994         1995       1996       1997       1998       1999
---------------------------------     ----------     ---------     ---------    -------     ------     ------     ------     ------
Revenue Growth                                           18.3%        18.3%         2.3%       7.9%       6.0%       0.0%       0.0%

Gross Margin                              20.7%          21.6%        21.6%        20.9%      22.6%      23.3%      23.3%      23.3%

EBITDA Margin                             13.2%          12.2%        12.2%        12.7%      14.1%      14.7%      14.7%      14.7%

Tax Rate                                  29.2%          40.0%        40.0%        41.0%      41.7%      42.0%      42.0%      42.0%

INTEREST RATE ASSUMPTIONS
---------------------------------
Existing Revolver                                                                   8.5%       8.5%       8.5%       8.5%       8.5%

Blended Term Debt                                                                   9.2%       7.4%       7.6%       7.6%       7.6%

BALANCE SHEET DATA
---------------------------------
Accounts Receivable
   Days                                   54.3           40.5         40.5         40.6       42.6       43.6       44.0       44.0
   Turns                                   6.7x           9.0x         9.0x         9.0x       8.6x       8.4x       8.3x       8.3x

Inventory
   Days                                   74.2           70.3         70.3         73.3       73.8       74.0       74.0       74.0
   Turns                                   4.9x           5.2x         5.2x         5.0x       4.9x       4.9x       4.9x       4.9x

Accounts Payable
   Days                                   40.2           33.7         33.7         44.7       43.6       43.7       44.0       44.0
   Turns                                   9.1x          10.8x        10.8x         8.2x       8.4x       8.4x       8.3x       8.3x

Other Current Assets                     1,383            867          867          867        867        867        867        867

Other Current Assets (% of Sales)          2.0%           1.7%         1.7%         1.7%       1.9%       1.9%       2.0%       2.0%

CASH FLOW DATA
---------------------------------
Capital Expenditures                    $6,005        $11,357      $11,357      $16,602     $8,260     $9,460     $9,000     $9,000

                               ROPAK CORPORATION
                         Discounted Cash Flow Analysis
                                  Upside Case
                             (dollars in thousands)



                                                            Discount Rate
                                   1999 EBITDA     ------------------------------
                                     Multiple        14.0%      15.0%      16.0%
                                   -----------     --------   --------   --------
Present Value of Terminal Value           5.5x      $84,320    $80,717    $77,298
                                          6.0x       91,986     88,055     84,325
                                          6.5x       99,651     95,393     91,352

Present Value of Free Cash Flow                     $19,070    $18,452    $17,861

----------------------------------------------------------------------------------
Enterprise Value                          5.5x     $103,390    $19,169    $95,158
                                          6.0x      111,056    106,507    102,185
                                          6.5x      118,721    113,845    109,212
----------------------------------------------------------------------------------

Less:  Total Debt                                  ($33,757)  ($33,757)  ($33,757)
Plus:  Cash and Equivalents                           2,653      2,653      2,653
-------------------------------                    --------   --------   --------
Net Debt                                            (31,104)   (31,104)   (31,104)

----------------------------------------------------------------------------------
Equity Value                              5.5x      $72,286    $68,065    $64,054
                                          6.0x       79,952     75,403     71,081
                                          6.5x       87,617     82,741     78,108
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Per Share Equity Value                    5.5x       $13.98     $13.19     $12.44
                                          6.0x       $15.41     $14.56     $13.75
                                          6.5x       $16.84     $15.93     $15.07
----------------------------------------------------------------------------------

                               ROPAK CORPORATION
                         Discounted Cash Flow Analysis
                                  Upside Case
                             (dollars in thousands)



                                                                            Year Ended December 31,
                                                           ----------------------------------------------------
                                                                                 Projected
                                                           ----------------------------------------------------
                                                             1995       1996       1997       1998       1999
                                                           --------   --------   --------   --------   --------
Total Revenue                                              $133,467   $150,739   $167,338   $175,705   $184,490
  Costs of Sales                                           (103,531)  (114,381)  (125,816)  (131,779)  (138,368)
  Operating Expenses                                        (11,046)   (12,797)   (14,369)   (15,813)   (16,604)
-----------------------------------------------------      --------   --------   --------   --------   --------
EBITDA                                                       18,890     23,561     27,153     28,113     29,518

Depreciation                                                 (8,370)    (8,430)    (8,733)    (8,989)    (9,175)
Amortization of Goodwill                                       (365)      (365)      (365)      (365)      (365)
-----------------------------------------------------      --------   --------   --------   --------   --------
EBIT                                                         10,155     14,766     18,055     18,759     19,979

Plus:  Non-Deductible Goodwill Amortization                     365        365        365        365        365
Plus:  Total Book Depreciation and Amortization               8,735      8,795      9,098      9,354      9,540
Less:  Total Normal Tax Depreciation and Amortization        (8,735)    (8,795)    (9,098)    (9,354)    (9,540)
-----------------------------------------------------      --------   --------   --------   --------   --------
Total Taxable EBIT                                           10,520     15,131     18,420     19,124     20,344

Cash Income Taxes                                            (4,310)    (6,316)    (7,741)    (8,032)    (8,544)
-----------------------------------------------------      --------   --------   --------   --------   --------
Tax-Adjusted EBIT                                             5,845      8,450     10,314     10,727     11,434

Plus:  Depreciation                                           8,370      8,430      8,733      8,989      9,175
Plus:  Amortization of Goodwill                                 365        365        365        365        365
Less:  Capital Expenditures                                 (16,602)    (8,260)    (9,460)    (9,000)    (9,000)
Less:  Working Capital Requirements                             766     (3,504)    (3,061)    (1,244)    (1,425)
-----------------------------------------------------      --------   --------   --------   --------   --------

Free Cash flow of the Unlevered Firm                        $(1,256)    $5,481     $6,891     $9,837    $10,549
-----------------------------------------------------      --------   --------   --------   --------   --------



Terminal Value (EBITDA Multiple)
-----------------------------------------------------
                                                 5.5x                                                  $162,351
                                                 6.0x                                                   177,111
                                                 6.5x                                                   191,870

                               ROPAK CORPORATION
                         Discounted Cash Flow Analysis
                                  Upside Case
                             (dollars in thousands)





                                                                          Fiscal Year Ended December 31,
                                              -------------------------------------------------------------------------------
                                                                                                   Projected
                                              Historical  Estimated    Pro form   -------------------------------------------
OPERATING ASSUMPTIONS                            1993        1994        1994       1995     1996     1997     1998     1999
--------------------------------------------  ----------  ---------    --------   -------   ------   ------   ------   ------
Revenue Growth                                                18.3%       18.3%      7.3%     12.9%    11.0%     5.0%     5.0%

Gross Margin                                      20.7%       21.6%       21.6%     22.4%     24.1%    24.8%    25.0%    25.0%

EBITDA Margin                                     13.2%       12.2%       12.2%     14.2%     15.6%    16.2%    16.0%    16.0%

Tax Rate                                          29.2%       40.0%       40.0%     41.0%     41.7%    42.0%    42.0%    42.0%

INTEREST RATE ASSUMPTIONS
--------------------------------------------

Existing Revolver                                                                    8.5%      8.5%     8.5%     8.5%     8.5%

Blended Term Debt                                                                    9.2%      7.4%     7.6%     7.6%     7.6%

BALANCE SHEET DATA
--------------------------------------------

Accounts Receivable
  Days                                            54.3        40.5        40.5      40.6      42.6     43.6     44.0     44.0
  Turns                                            6.7x        9.0x        9.0x      9.0x      8.6x     8.4x     8.3x     8.3x

Inventory
  Days                                            74.2        70.3        70.3      73.3      73.8     74.0     74.0     74.0
  Turns                                            4.9x        5.2x        5.2x      5.0x      4.9x     4.9x     4.9x     4.9x

Accounts Payable
  Days                                            40.2        33.7        33.7      44.7      43.6     43.7     44.0     44.0
  Turns                                            9.1x       10.8x       10.8x      8.2x      8.4x     8.4x     8.3x     8.3x

Other Current Assets                             1,383         867         867       867       867      867      867      867

Other Current Liabilities (% of Sales)             2.0%        1.7%        1.7%      1.7%      1.9%     1.9%     2.0%     2.0%

CASH FLOW DATA
--------------------------------------------

Capital Expenditures                            $6,005     $11,357     $11,357   $16,602    $8,260   $9,460   $9,000   $9,000

                               ROPAK CORPORATION
                                   LBO Model
                              Transaction Summary
                             (dollars in thousands)


SOURCES OF CASH                           Amount              Percent
----------------------------              -------             -------
Existing Revolver                              $0                0.0%
Existing Senior Term Debt                       0                0.0%
Senior Subordinated Debt                   41,652               71.0%
Junior Subordinate Debt                         0                0.0%
New Preferred                                   0                0.0%
New Equity                                 17,013               29.0%
----------------------------              -------              ------
TOTAL SOURCES                             $58,665              100.0%
                                          =======              ======


USES OF CASH                              Amount              Percent
---------------------------------         -------            ---------
Purchase Price of Existing Equity         $56,352               96.1%
Repay Debt                                      0                0.0%
Working Capital                                 0                0.0%
Other Intangibles                               0                0.0%
Cash                                            0                0.0%
Transaction Costs                           2,313                3.9%
---------------------------------         -------              ------
TOTAL USES                                $58,665              100.0%
                                          =======              ======


ENTERPRISE VALUE                          Amount              Percent
-----------------------------             -------            ---------
Existing and Remaining Common                  $0                0.0%
New Equity                                 17,013               19.0%
New Preferred                                   0                0.0%
Exiting Debt                               33,757               37.6%
Senior Subordinated Debt                   41,652               46.4%
Junior Subordinate Debt                         0                0.0%
Less: Cash                                 (2,653)             (3.0)%
-----------------------------             -------              ------
IMPLIED ENTERPRISE VALUE                  $89,769              100.0%
                                          =======              ======


PURCHASE ADJUSTMENT                       Amount
----------------------------------        -------
Purchase Price per Share                   $11.00
Fully Diluted Share                         5,351
Net Option Exercise Price                  (2,515)
Purchase Price of Existing Equity          56,352
Less: Existing Tangible Book Value        (21,411)
Plus: Change in Deferred Taxes                  0
----------------------------------        -------
GOODWILL/INTANGIBLES                      $34,941
                                          =======


                                                     Pro Forma
                                 ---------------------------------------------
MULTIPLE ANALYSIS                  1994      Multiple       1995     Multiple
------------------------------   ---------------------------------------------
Enterprise Value (EV)             $89,769
EV /EBITDA                         15,207        5.9x       16,101      5.6x
EV /EBIT                            5,840       15.4x        5,826     15.4x
EV /Revenues                      124,439        0.7x      127,245      0.7x


                                                      Coupon/Dividend
INTEREST RATES             Term (Yrs.)    Amount     Book   Cash (PIK=0)
-----------------------   ------------  ---------  -------  ------------
Senior Subordinate Debt           7.0    $41,652     13.5%     13.5%
Junior Subordinate Debt          10.0          0     15.0%     15.0%
New Preferred                                  0        NA        NA
Additional Cash                                0      0.0%      0.0%


                              Common Shares           Percent Ownership
                          ------------------------  -----------------------
OWNERSHIP                  Primary   Fully Diluted   Primary  Fully Diluted
------------------------  ---------  -------------  --------- -------------
New Equity                  1,000         1,000       100.0%       85.0%
Senior Term Debt                0             0         0.0%        0.0%
Senior Subordinate Debt         0            59         0.0%        5.0%
New Preferred                   0             0         0.0%        0.0%
Junior Subordinate Debt         0             0         0.0%        0.0%
Management                      0           118         0.0%       10.0%
------------------------    -----         -----       ------      ------
TOTAL                       1,000         1,176       100.0%      100.0%
                            =====         =====       ======      ======





TRANSACTION COSTS                       Spread          Amount          Fees
----------------------                  ------          ------         ------
Debt Issuance Costs                      3.0%                          $1,250
Advisory fees                            1.0%                             564
Legal, Accounting, & Printing Fees                       $500             500
----------------------                                                 ------
TOTAL TRANSACTION COSTS                                                $2,313
                                                                       ======

                               ROPAK CORPORATION
                                   LBO Model
                    Summary Projected Financial Information
                             (dollars in thousands)



Summary Financials

                                                                    Fiscal Year Ended December 31,
                                     ----------------------------------------------------------------------------------------------
                                                                                                        Projected
                                     Historical  Estimated              Pro Forma  ------------------------------------------------
                                        1993       1994                   1994       1995      1996      1997      1998      1999
                                     ----------  ---------              ---------  --------  --------  --------  --------  --------
Revenues                              $105,193    $124,439               $124,439  $127,245  $137,350  $145,607  $145,607  $145,607
EBITDA                                  13,860      15,207                 15,207    16,101    19,408    21,443    21,404    21,404
EBITA                                    7,415       8,688                  8,688     8,674    12,101    14,184    14,176    14,276
EBIT                                     6,966       8,239                  5,840     5,826     9,253    11,586    11,577    11,677
EBT                                      5,064       6,073                 (1,949)   (2,773)    1,060     3,381     3,542     3,946
Net Income Available to Common           3,126       3,135                 (2,101)   (2,591)     (355)      981     1,076     1,311

Cash                                         0       2,653                  2,653        (0)       (0)       (0)        0        (0)

Existing Revolver                       16,271      18,529                 18,529    20,361    23,509    24,033    21,029    17,601
Senior Term Debt                        10,253      11,342                 11,342     7,700     6,357     4,215     3,605     2,995
Senior Subordinate Debt                      0           0                 41,652    41,652    41,652    41,652    41,652    41,652
Junior Subordinate Debt                      0           0                      0         0         0         0         0         0
Minority Interest                        5,765       5,200                      0         0         0         0         0         0
Common Shareholders' Equity             26,401      29,419                 22,213    19,621    19,267    20,248    21,324    22,635
---------------------------------    ---------    --------               --------  --------  --------  --------  --------  --------
Total Capitalization                   $58,690     $64,490                $93,736   $89,335   $90,785   $90,148   $87,610   $84,883

Existing Revolver                        27.7%       28.7%                  19.8%     22.8%     25.9%     26.7%     24.0%     20.7%
Senior Term Debt                         17.5%       17.6%                  12.1%      8.6%      7.0%      4.7%      4.1%      3.5%
Senior Subordinate Debt                   0.0%        0.0%                  44.4%     46.6%     45.9%     46.2%     47.5%     49.1%
Junior Subordinate Debt                   0.0%        0.0%                   0.0%      0.0%      0.0%      0.0%      0.0%      0.0%
Minority Interest                         9.8%        8.1%                   0.0%      0.0%      0.0%      0.0%      0.0%      0.0%
Common Shareholders' Equity              45.0%       45.6%                  23.7%     22.0%     21.2%     22.5%     24.3%     26.7%
---------------------------------    ---------    --------               --------  --------  --------  --------  --------  --------
Total Capitalization                    100.0%      100.0%                 100.0%    100.0%    100.0%    100.0%    100.0%    100.0%



INTEREST COVERAGE

                                                                    Fiscal Year Ended December 31,
                                     ----------------------------------------------------------------------------------------------
                                                                                                        Projected
                                     Historical  Estimated              Pro Forma  ------------------------------------------------
                                        1993       1994                   1994       1995      1996      1997      1998      1999
                                     ----------  ---------              ---------  --------  --------  --------  --------  --------
EBITDA/Total Interest                     6.2x        6.1x                   2.0x      1.9x      2.4x      2.6x      2.7x      2.8x

Total Debt/EBITDA                         2.5x        2.6x                   5.0x      4.6x      3.8x      3.3x      3.1x      2.9x

                               ROPAK CORPORATION
                                   LBO Model
                           Investment Return Summary
                             (dollars in thousands)



                                                                    Fiscal Year Ended December 31,
                                       --------------------------------------------------------------------------------------------
                                                                                                    Projected
                                       Historical  Estimated            Pro Forma  ------------------------------------------------
                                          1993       1994                 1994       1995      1996      1997      1998      1999
                                       ----------  ---------            ---------  --------  --------  --------  --------  --------
EBITDA                                   $13,860     $15,207              $15,207   $16,101   $19,408   $21,443   $21,404   $21,404

ENTERPRISE VALUE
------------------------------------
EBITDA Multiple                5.5x      $76,230     $83,639              $83,639   $88,554  $106,744  $117,935  $117,723  $117,723
                               6.0x       83,160      91,242               91,242    96,604   116,448   128,656   128,425   128,425
                               6.5x       90,090      98,846               98,846   104,655   126,152   139,377   139,127   139,127

Less: Total Debt                         (29,488)    (33,757)             (75,409)  (73,355)  (72,842)  (70,542)  (66,896)  (62,859)
Less: Preferred + Minority Interests      (5,765)     (5,200)                   0         0         0         0         0         0
Plus: Cash and Equivalents                     0       2,653                2,653        (0)       (0)       (0)        0        (0)
Plus: Proceeds From Warrant Exercise           0           0                    0         0         0     1,001     1,001     1,001
------------------------------------    --------    --------             --------  --------  --------  --------  --------  --------
Net Debt                                 (35,253)    (36,304)            ($72,756) ($73,355) ($72,842) ($69,541) ($65,895) ($61,858)


EQUITY VALUE (FULLY DILUTED)
------------------------------------
EBITDA Multiple                5.5x      $40,977     $47,335              $10,882   $15,199   $33,902   $48,394   $51,828   $55,865
                               6.0x       47,907      54,938               18,486    23,249    43,606    59,115    62,530    66,567
                               6.5x       54,837      62,542               26,089    31,300    53,310    69,836    73,232    77,269



                                       Common Equity Ownership                Projected IRR
                                       -----------------------           -----------------------
                                       1997      1998     1999            1997     1998     1999
                                       -----    -----    -----           -----    -----    -----
Equity Investors
------------------------------------   -----------------------           -----------------------
                               5.5x    85.0%    85.0%    85.0%           34.2%    26.9%    22.8%
                               6.0x    85.0%    85.0%    85.0%           43.5%    32.9%    27.2%
                               6.5x    85.0%    85.0%    85.0%           51.7%    38.3%    31.0%
                                       -----------------------           -----------------------
Senior Subordinated Debt
------------------------------------   -----------------------           -----------------------
                               5.5x     5.0%     5.0%     5.0%           14.5%    14.3%    14.1%
                               6.0x     5.0%     5.0%     5.0%           14.9%    14.5%    14.3%
                               6.5x     5.0%     5.0%     5.0%           15.2%    14.8%    14.5%
                                       -----------------------           -----------------------

                               ROPAK CORPORATION
                                   LBO MODEL
                                Income Statement
                             (dollars in thousands)



                                                                    Fiscal Year Ended December 31,
                                     ----------------------------------------------------------------------------------------------
                                                                                                        Projected
                                       Actual    Estimated              Pro Forma  ------------------------------------------------
                                        1993       1994     Adjustment    1994       1995      1996      1997      1998      1999
                                     ----------  ---------  ----------  ---------  --------  --------  --------  --------  --------
Net Sales                             $105,193    $124,439         $0    $124,439  $127,245  $137,350  $145,607  $145,607  $145,607

  Cost of Sales                        (83,453)    (97,620)         0     (97,620) (100,613) (106,281) (111,661) (111,680) (111,680)
---------------------------------     --------    --------   --------    --------  --------  --------  --------  --------  --------
GROSS PROFIT                            21,740      26,819          0      26,819    26,632    31,068    33,946    33,926    33,926

  Operating Expenses (excl. D&A)        (7,880)    (11,612)         0     (11,612)  (10,531)  (11,660)  (12,503)  (12,522)  (12,522)
---------------------------------     --------    --------   --------    --------  --------  --------  --------  --------  --------
EBITDA                                  13,860      15,207          0      15,207    16,101    19,408    21,443    21,404    21,404

  Total Depreciation                    (6,445)     (6,519)         0      (6,519)   (7,427)   (7,307)   (7,259)   (7,229)   (7,129)
---------------------------------     --------    --------   --------    --------  --------  --------  --------  --------  --------
EBITA                                    7,415       8,688          0       8,688     8,674    12,101    14,184    14,176    14,276

  Amortization of Goodwill                (449)       (449)    (1,880)     (2,329)   (2,329)   (2,329)   (2,329)   (2,329)   (2,329)
  Amortization of Transaction Costs          0           0       (363)       (363)     (363)     (363)     (113)     (113)     (113)
  Amortization of Debt Issuance Cost         0           0       (156)       (156)     (156)     (156)     (156)     (156)     (156)
---------------------------------     --------    --------   --------    --------  --------  --------  --------  --------  --------
EBIT                                     6,966       8,239     (2,399)      5,840     5,826     9,253    11,586    11,577    11,677

  Interest Income                            0           0          0           0         0         0         0         0         0
  Revolving Bank Debt                   (1,012)     (1,306)         0      (1,306)   (1,575)   (1,731)   (1,998)   (2,043)   (1,787)
  Senior Term Debt                        (890)       (860)         0        (860)   (1,401)     (839)     (584)     (369)     (320)
  Senior Subordinate Debt                    0           0     (5,623)     (5,623)   (5,623)   (5,623)   (5,623)   (5,623)   (5,623)
  Junior Subordinate Debt                    0           0          0           0         0         0         0         0         0
---------------------------------     --------    --------   --------    --------  --------  --------  --------  --------  --------
Net Interest Income/(Expense)           (1,902)     (2,166)    (5,623)     (7,789)   (8,599)   (8,193)   (8,205)   (8,035)   (7,731)

EBT                                      5,064       6,073     (8,022)     (1,949)   (2,773)    1,060     3,381     3,542     3,946

  Income Tax Expense                    (1,609)     (2,609)     2,457        (152)      182    (1,415)   (2,400)   (2,466)   (2,636)
---------------------------------     --------    --------   --------    --------  --------  --------  --------  --------  --------
Net Income                               3,455       3,464     (5,565)     (2,101)   (2,591)     (355)      981     1,076     1,311

  Preferred Dividends                     (329)       (329)       329           0         0         0         0         0         0
---------------------------------     --------    --------   --------    --------  --------  --------  --------  --------  --------
Net Income Available to Common        $  3,126    $  3,135   ($ 5,236)   ($ 2,101) ($ 2,591) ($   355) $    981  $  1,076  $  1,311
                                      ========    ========   ========    ========  ========  ========  ========  ========  ========

                               ROPAK CORPORATION
                                   LBO MODEL
                                Margin Analysis
                             (dollars in thousands)



                                                                    Fiscal Year Ended December 31,
                                     ----------------------------------------------------------------------------------------------
                                                                                                        Projected
                                     Historical  Estimated              Pro Forma  ------------------------------------------------
                                        1993       1994                   1994       1995      1996      1997      1998      1999
                                     ----------  ---------              ---------  --------  --------  --------  --------  --------
Net Sales                               100.0%      100.0%                 100.0%    100.0%    100.0%    100.0%    100.0%    100.0%

  Cost of Sales                        (79.3)%     (78.4)%                (78.4)%   (79.1)%   (77.4)%   (76.7)%   (76.7)%   (76.7)%
---------------------------------     --------    --------               --------  --------  --------  --------  --------  --------
Gross Profit                             20.7%       21.6%                  21.6%     20.9%     22.6%     23.3%     23.3%     23.3%

  Operating Expenses (excl. D&A)        (7.5)%      (9.3)%                 (9.3)%    (8.3)%    (8.5)%    (8.6)%    (8.6)%    (8.6)%
---------------------------------     --------    --------               --------  --------  --------  --------  --------  --------
EBITDA                                   13.2%       12.2%                  12.2%     12.7%     14.1%     14.7%     14.7%     14.7%

  Total Depreciation                    (6.1)%      (5.2)%                 (5.2)%    (5.8)%    (5.3)%    (5.0)%    (5.0)%    (4.9)%
---------------------------------     --------    --------               --------  --------  --------  --------  --------  --------
EBITA                                     7.0%        7.0%                   7.0%      6.8%      8.8%      9.7%      9.7%      9.8%

  Amortization of Goodwill              (0.4)%      (0.4)%                 (1.9)%    (1.8)%    (1.7)%    (1.6)%    (1.6)%    (1.6)%
  Amortization of Transaction Costs       0.0%        0.0%                 (0.3)%    (0.3)%    (0.3)%    (0.1)%    (0.1)%    (0.1)%
  Amortization of Debt Issuance Cost      0.0%        0.0%                 (0.1)%    (0.1)%    (0.1)%    (0.1)%    (0.1)%    (0.1)%
---------------------------------     --------    --------               --------  --------  --------  --------  --------  --------
EBIT                                      6.6%        6.6%                   4.7%      4.6%      6.7%      8.0%      8.0%      8.0%

  Interest Income                         0.0%        0.0%                   0.0%      0.0%      0.0%      0.0%      0.0%      0.0%
  Revolving Bank Debt                   (1.0)%      (1.0)%                 (1.0)%    (1.2)%    (1.3)%    (1.4)%    (1.4)%    (1.2)%
  Senior Term Debt                      (0.8)%      (0.7)%                 (0.7)%    (1.1)%    (0.6)%    (0.4)%    (0.3)%    (0.2)%
  Senior Subordinate Debt                 0.0%        0.0%                 (4.5)%    (4.4)%    (4.1)%    (3.9)%    (3.9)%    (3.9)%
  Junior Subordinate Debt                 0.0%        0.0%                   0.0%      0.0%      0.0%      0.0%      0.0%      0.0%
---------------------------------     --------    --------               --------  --------  --------  --------  --------  --------
Net Interest Income/(Expense)           (1.8)%      (1.7)%                 (6.3)%    (6.8)%    (6.0)%    (5.6)%    (5.5)%    (5.3)%

EBT                                       4.8%        4.9%                 (1.6)%    (2.2)%      0.8%      2.3%      2.4%      2.7%

  Income Tax Expense                    (1.5)%      (2.1)%                 (0.1)%      0.1%    (1.0)%    (1.6)%    (1.7)%    (1.8)%
---------------------------------     --------    --------               --------  --------  --------  --------  --------  --------
Net Income                                3.3%        2.8%                 (1.7)%    (2.0)%    (0.3)%      0.7%      0.7%      0.9%

  Preferred Dividends                   (0.3)%      (0.3)%                   0.0%      0.0%      0.0%      0.0%      0.0%      0.0%
---------------------------------     --------    --------               --------  --------  --------  --------  --------  --------
Net Income Available to Common            3.0%        2.5%                 (1.7)%    (2.0)%    (0.3)%      0.7%      0.7%      0.9%
                                      ========    ========               ========  ========  ========  ========  ========  ========

                               ROPAK CORPORATION
                                   LBO MODEL
                                 Balance Sheet
                             (dollars in thousands)



                                                                    Fiscal Year Ended December 31,
                                     ----------------------------------------------------------------------------------------------
                                                                                                        Projected
                                     Historical  Estimated              Pro Forma  ------------------------------------------------
ASSETS                                  1993       1994     Adjustment    1994       1995      1996      1997      1998      1999
                                     ----------  ---------  ----------  ---------  --------  --------  --------  --------  --------
Current Assets
  Cash and Cash Equivalents                 $0      $2,653         $0      $2,653       ($0)      ($0)      ($0)       $0       ($0)
  Accounts Receivable, Net              15,641      13,800          0      13,800    14,154    16,030    17,393    17,553    17,553
  Inventories                           16,959      18,800          0      18,800    20,205    21,489    22,638    22,642    22,642
  Other Current Assets                   1,383         867          0         867       867       867       867       867       867
---------------------------------      -------     -------    -------    --------  --------  --------  --------  --------  --------
Total Current Assets                    33,983      36,120          0      36,120    35,226    38,387    40,898    41,062    41,062

Investments                               $580        $580          0         580       580       580       580       580       580
PP&E, Net                               31,342      36,180          0      36,180    38,753    38,447    38,188    37,960    37,831
Transaction Costs, Net                       0           0      1,064       1,064       701       338       225       113         0
Goodwill, Net                            8,436       8,008     26,933      34,941    32,611    30,282    27,953    25,623    23,294
Debt Issuance Cost, Net                      0           0      1,250       1,250     1,093       937       781       625       469
Other Assets                             2,839       2,818          0       2,818     2,818     2,818     2,818     2,818     2,818

Total Assets                           $77,180     $83,706    $29,246    $112,952  $111,783  $111,789  $111,443  $108,780  $106,053
                                       =======     =======    =======    ========  ========  ========  ========  ========  ========
LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
  Short-Term Borrowing                  $2,964      $3,886         $0      $3,886    $3,642    $1,323      $642      $610      $610
  Accounts/Trade Payable                 9,187       9,000          0       9,000    12,322    12,696    13,369    13,463    13,463
  Income Taxes Payable                     727         718          0         718       718       718       718       718       718
  Other Current Liabilities              2,145       2,145          0       2,145     2,300     2,800     3,100     2,912     2,912
---------------------------------      -------     -------    -------    --------  --------  --------  --------  --------  --------
Total Current Liabilities               15,023      15,749          0      15,749    18,982    17,537    17,829    17,703    17,703

Revolving Bank Debt                     16,271      18,529          0      18,529    20,361    23,509    24,033    21,029    17,601
Senior Term Debt                        10,253      11,342          0      11,342     7,700     6,357     4,215     3,605     2,995
Senior Subordinate Debt                      0           0     41,652      41,652    41,652    41,652    41,652    41,652    41,652
Junior Subordinate Debt                      0           0          0           0         0         0         0         0         0
Minority Interest                        5,765       5,200     (5,200)          0         0         0         0         0         0
Deferred Income Taxes                    3,467       3,467          0       3,467     3,467     3,467     3,467     3,467     3,467

Total Liabilities                       50,779      54,287     36,452      90,739    92,162    92,522    91,196    87,456    83,419
                                       =======     =======    =======    ========  ========  ========  ========  ========  ========

Shareholders' Equity                    26,401      29,419     (7,206)     22,213    19,621    19,267    20,248    21,324    22,635

Total Liabilities and Shareholders'
  Equity                               $77,180     $83,706    $29,246    $112,952  $111,783  $111,789  $111,443  $108,780  $106,053
                                       =======     =======    =======    ========  ========  ========  ========  ========  ========

                               ROPAK CORPORATION
                                   LBO MODEL
                              Cash Flow Statement
                             (dollars in thousands)



                                                                    Fiscal Year Ended December 31,
                                     ----------------------------------------------------------------------------------------------
                                                                                                        Projected
                                     Historical  Estimated              Pro forma  ------------------------------------------------
                                        1993       1994     Adjustment    1994       1995      1996      1997      1998      1999
                                     ----------  ---------  ----------  ---------  --------  --------  --------  --------  --------
EBITDA                                             $15,207          0     $15,207   $16,101   $19,408   $21,443   $21,404   $21,404

(Incr.)/Decr. in Working Capital
  Accounts Receivable                                1,841                             (354)   (1,877)   (1,363)     (160)        0
  Inventory                                         (1,841)                          (1,405)   (1,284)   (1,149)       (4)        0
  Other Current Assets                                 516                                0         0         0         0         0
  Accounts Payable                                    (187)                           3,322       374       673        94         0
  Other Current Liabilities                             (9)                             155       500       300      (188)        0
---------------------------------                  -------     ------     -------   -------   -------   -------   -------   -------
Net (Incr.)/Decr. in Working Capital                   320          0         320     1,717    (2,287)   (1,538)     (257)        0

Cash From Investing
  Capital Expenditures                             (11,357)         0               (10,000)   (7,000)   (7,000)   (7,000)   (7,000)
  Proceeds from Sale of Assets                           0          0                     0         0         0         0         0
  Increase in Other Assets                              21          0                     0         0         0         0         0
  Increase in Investments                                0          0                     0         0         0         0         0
---------------------------------                  -------     ------     -------   -------   -------   -------   -------   -------
Cash Flow From Investing                           (11,336)         0     (11,336)  (10,000)   (7,000)   (7,000)   (7,000)   (7,000)

Cash For Interest, Taxes and
  Dividends
  Cash Interest Paid                                (2,166)    (5,623)     (7,789)   (8,599)   (8,193)   (8,205)   (8,035)   (7,731)
  Preferred Dividends - Cash                          (329)         0        (329)        0         0         0         0         0
  Cash Taxes Paid                                   (2,609)     2,457        (152)      182    (1,415)   (2,400)   (2,466)   (2,636)
---------------------------------                  -------     ------     -------   -------   -------   -------   -------   -------
Cash Flow For Interest and Taxes                    (5,104)    (3,166)     (8,270)   (8,417)   (9,608)  (10,605)  (10,501)  (10,367)

Cash Flow Available for Debt
  Amortization                                        (913)    (3,166)     (4,079)     (599)      514     2,300     3,646     4,037

Cash Provided/(Used) by Financing
  Common Stock                                        (703)                               0         0         0         0         0
  Revolving Bank Debt                                2,258                            1,832     3,148       523    (3,004)   (3,427)
  Senior Term Debt                                   2,011                           (3,886)   (3,662)   (2,823)     (642)     (610)
  Senior Subordinate Debt                                0                                0         0         0         0         0
  Junior Subordinate Debt                                0                                0         0         0         0         0
---------------------------------                  -------     ------     -------   -------   -------   -------   -------   -------
Cash Flow From Financing                             3,566          0       3,566    (2,054)     (514)   (2,300)   (3,646)   (4,037)

Increase/(Decrease) in Cash                         $2,653                  ($513)  ($2,653)       $0        $0        $0       ($0)
                                                   =======                =======   =======   =======   =======   =======   =======

Beginning Cash Balance                                  $0                           $2,653       ($0)      ($0)      ($0)       $0
Net Cash Flow                                        2,653                           (2,653)        0         0         0        (0)
---------------------------------                  -------                          -------   -------   -------   -------   -------
Ending Cash Balance                                 $2,653                              ($0)      ($0)      ($0)       $0       ($0)
                                                   =======                          =======   =======   =======   =======   =======

                               ROPAK CORPORATION
                                   LBO Model
                                  Debt Summary
                             (dollars in thousands)


DEBT REPAYMENT SUMMARY                                               1995        1996        1997        1998        1999
--------------------------------------------                       -------     -------     -------     -------     -------
Cash Flow Available for Debt Amortization                            ($599)       $514      $2,300      $3,646      $4,037
Cash in Excess of Minimum Balance                                    2,653          (0)         (0)         (0)          0
Total Scheduled Debt Repayment                                      (3,886)     (3,662)     (2,823)       (642)       (610)
---------------------------------------------                      -------     -------     -------     -------     -------
Cash Available for existing Revolver                               ($1,832)    ($3,148)      ($523)     $3,004      $3,427

DEBT SUMMARY
---------------------------------------------
Revolving Bank Debt                                                  1995        1996        1997        1998        1999
                                                                   -------     -------     -------     -------     -------
Debt Year-Start                                                    $18,529     $20,361     $23,509     $24,033     $21,029
 + Book Interest expense                                             1,575       1,731       1,998       2,043       1,787
 - Cash Interest expense                                            (1,575)     (1,731)     (1,998)     (2,043)     (1,787)
 (Repayment)/Drawdown                                                1,832       3,148         523      (3,004)     (3,427)
 - Amortization                                                          0           0           0           0           0
---------------------------------------------                      -------     -------     -------     -------     -------
Debt Year-End                                                      $20,361     $23,509     $24,033     $21,029     $17,601

Senior Term Debt                                                     1995        1996        1997        1998        1999
                                                                   -------     -------     -------     -------     -------
Debt Year-Start                                                    $15,228     $11,342      $7,680      $4,857      $4,215
 + Book Interest expense                                             1,401         839         584         369         320
 - Cash Interest expense                                            (1,401)       (839)       (584)       (369)       (320)
 - Amortization                                                     (3,886)     (3,662)     (2,823)       (642)       (610)
 - Sweep                                                                 0           0           0           0           0
--------------------------------------------                       -------     -------     -------     -------     -------
Debt Year-End                                                      $11,342      $7,680      $4,857      $4,215      $3,605

Senior Subordinate Debt                                 Rate         1995        1996        1997        1998        1999
                                                     ----------    -------     -------     -------     -------     -------
Debt Year-Start                                                    $41,652     $41,652     $41,652     $41,652     $41,652
 + Book Interest expense                                             5,623       5,623       5,623       5,623       5,623
 - Cash Interest expense                                            (5,623)     (5,623)     (5,623)     (5,623)     (5,623)
 - Scheduled Amortization                                                0           0           0           0           0
 - Sweep                                                                 0           0           0           0           0
---------------------------------------------                      -------     -------     -------     -------     -------
Debt Year-End                                                      $41,652     $41,652     $41,652     $41,652     $41,652
Cash Interest rate                                       13.5%
Book Interest rate                                       13.5%

                               ROPAK CORPORATION
                                   LBO Model
                       Book Depreciation and Amortization
                             (dollars in thousands)



                                                     CapEx &
BOOK DEPRECIATION                           Year   Cap. Leases    Rate        1995     1996     1997     1998     1999
----------------------------------------    ----   -----------   ------      ------   ------   ------   ------   ------
Depreciation from Capital Expenditures      1995     $10,000      14.3%      $1,429   $1,429   $1,429   $1,429   $1,429
  (7-yr. Depreciation Schedule)             1996       7,000      14.3%                1,000    1,000    1,000    1,000
                                            1997       7,000      14.3%                         1,000    1,000    1,000
                                            1998       7,000      14.3%                                  1,000    1,000
                                            1999       7,000      14.3%                                           1,000
                                                     -------     ------      ------   ------   ------   ------   ------
                                                     $38,000      71.4%      $1,429   $2,429   $3,429   $4,429   $5,429

BOOK AMORTIZATION                                    Amount       Term        1995     1996     1997     1998     1999
----------------------------------------           -----------   ------      ------   ------   ------   ------   ------
Goodwill                                             $34,941      15.0  yr.  $2,329   $2,329   $2,329   $2,329   $2,329
Other Intangibles                                          0       0.0  yr.       0        0        0        0        0
Advisory Fees                                            564       5.0  yr.     113      113      113      113      113
Legal Fees                                               500       2.0  yr.     250      250        0        0        0
Debt Issuance Costs                                    1,250       8.0  yr.     156      156      156      156      156
----------------------------------------             -------     ------------------   ------   ------   ------   ------
Total Book Amortization                              $37,254       6.0  yr.  $2,848   $2,848   $2,598   $2,598   $2,598



EXISTING DEPRECIATION AND AMORTIZATION
----------------------------------------
Existing Depreciation of Fixed Assets                                        $5,998   $4,878   $3,830   $2,800   $1,700
Existing Non-Goodwill Amortization                                                0        0        0        0        0
----------------------------------------                                     ------   ------   ------   ------   ------
Total Existing Depreciation and Amortization                                 $5,998   $4,878   $3,830   $2,800   $1,700


TOTAL BOOK DEPRECIATION AND AMORTIZATION                                    $10,275  $10,155   $9,857   $9,827   $9,727
                                                                            =======  =======   ======   ======   ======

                               ROPAK CORPORATION
                                   LBO Model
                    Normal Tax Depreciation and Amortization
                             (dollars in thousands)



                                                     CapEx &
NORMAL TAX DEPRECIATION                     Year   Cap. Leases    Rate        1995     1996     1997     1998     1999
----------------------------------------    ----   -----------   ------      ------   ------   ------   ------   ------
Depreciation from Maintenance Capital
  Expenditures                              1995     $10,000      14.3%      $1,429   $1,429   $1,429   $1,429   $1,429
  (7-yr. Depreciation Schedule)             1996       7,000      14.3%                1,000    1,000    1,000    1,000
                                            1997       7,000      14.3%                         1,000    1,000    1,000
                                            1998       7,000      14.3%                                  1,000    1,000
                                            1999       7,000      14.3%                                           1,000
                                                     -------     ------      ------   ------   ------   ------   ------
                                                     $38,000      71.4%      $1,429   $2,429   $3,429   $4,429   $5,429

NORMAL TAX AMORTIZATION                              Amount       Term        1995     1996     1997     1998     1999
----------------------------------------           -----------   ------      ------   ------   ------   ------   ------
Goodwill                                             $34,941      15.0  yr.  $2,329   $2,329   $2,329   $2,329   $2,329
Other Intangibles                                          0       0.0  yr.       0        0        0        0        0
Advisory Fees                                            564       5.0  yr.     113      113      113      113      113
Legal Fees                                               500       2.0  yr.     250      250        0        0        0
Debt Issuance Costs                                    1,250       8.0  yr.     156      156      156      156      156
----------------------------------------             -------     ------------------   ------   ------   ------   ------
Total Normal Tax Amortization                        $37,254       6.0  yr.  $2,848   $2,848   $2,598   $2,598   $2,598

EXISTING DEPRECIATION AND AMORTIZATION
----------------------------------------
Existing Depreciation of Fixed Assets                                        $5,998   $4,878   $3,830   $2,800   $1,700
Existing Non-Goodwill Amortization                                                0        0        0        0        0
----------------------------------------                                     ------   ------   ------   ------   ------
Total Existing Depreciation and Amortization                                 $5,998   $4,878   $3,830   $2,800   $1,700


TOTAL NORMAL TAX DEPRECIATION AND AMORTIZATION                              $10,275  $10,155   $9,857   $9,827   $9,727
                                                                            =======  =======   ======   ======   ======


                               ROPAK CORPORATION
                                   LBO Model
                              Summary Tax Schedule
                             (dollars in thousands)





BOOK INCOME TAXES                               Adjustment         1995         1996          1997          1998          1999
-----------------------------------------       ----------      ---------    --------      --------       --------      --------
EBT                                              ($8,022)        ($2,773)     $1,060        $3,381         $3,542        $3,946
Plus: Non-Deductible Goodwill Amortization         1,880           2,329       2,329         2,329          2,329         2,329
Less: Net Operating Loss Carry Forwards                0               0           0             0              0             0
-----------------------------------------        -------         -------      ------        ------         ------        ------
Taxable Income for Financial Reporting            (6,142)           (444)      3,389         5,710          5,872         6,276
Tax Rate                                           40.0%           41.0%       41.7%         42.0%          42.0%         42.0%

Book Income Taxes                                ($2,457)          ($182)     $1,415        $2,400         $2,466        $2,636
                                                 =======         =======      ======        ======         ======        ======
CASH INCOME TAXES
-----------------------------------------

EBT                                                              ($2,773)   $  1,060       $ 3,381        $ 3,542       $ 3,946
Plus: Non-Deductible Goodwill Amortization                         2,329       2,329         2,329          2,329         2,329
Plus: Total Book Depreciation and Amortization                    10,275      10,155         9,857          9,827         9,727
Less: Total Normal Tax Depreciation and Amortization             (10,275)    (10,155)       (9,857)        (9,827)       (9,727)
Less: Net Operating Loss                                               0           0             0              0             0
-----------------------------------------                        -------    --------       -------        -------       -------
Taxable Income (for tax reporting)                                  (444)      3,389         5,710          5,872         6,276
Tax Rate                                                           41.0%       41.7%         42.0%          42.0%         42.0%
-----------------------------------------                        -------    --------       -------        -------       -------
Normal Income Taxes                                                 (182)      1,415         2,400          2,466         2,636

Cash Income Taxes                                                  ($182)   $  1,415       $ 2,400        $ 2,466       $ 2,636
                                                                 =======    ========       =======        =======       =======

Deferred Income Taxes                                                ($0)        ($0)           $0             $0            $0

                               ROPAK CORPORATION
                                   LBO Model
                               Model Assumptions
                             (dollars in millions)




                                                                  Fiscal Year Ended December 31,
                                  --------------------------------------------------------------------------------------------------
                                                                                                         Projected
                                  Historical   Estimated               Pro forma      ----------------------------------------------
OPERATING ASSUMPTIONS                1993        1994     Adjustment     1994          1995      1996      1997      1998      1999
-------------------------------   ----------   ---------  ----------  -----------     ------   --------- --------- --------- -------
Revenue Growth                                  18.3%                     18.3%          2.3%     7.9%      6.0%      0.0%      0.0%

Gross Margin                        20.7%       21.6%                     21.6%         20.9%    22.6%     23.3%     23.3%     23.3%

EBITDA Margin                       13.2%       12.2%                     12.2%         12.7%    14.1%     14.7%     14.7%     14.7%

Tax Rate                            29.2%       40.0%                     40.0%         41.0%    41.7%     42.0%     42.0%     42.0%

INTEREST RATE ASSUMPTIONS
-------------------------------

Existing Revolver Interest Rate                                                          8.5%     8.5%      8.5%      8.5%      8.5%

Blended Term Debt Interest Rate                                                          9.2%     7.4%      7.6%      7.6%      7.6%

BALANCE SHEET DATA
-------------------------------

Accounts Receivable
  Days                              54.3        40.5                      40.5          40.6     42.6      43.6      44.0      44.0
  Turns                              6.7x        9.0x                      9.0x          9.0x     8.6x      8.4x      8.3x      8.3x

Inventory
  Days                              74.2        70.3                      70.3          73.3     73.8      74.0      74.0      74.0
  Turns                              4.9x        5.2x                      5.2x          5.0x     4.9x      4.9x      4.9x      4.9x

Accounts Payable
  Days                              40.2        33.7                      33.7          44.7     43.6      43.7      44.0      44.0
  Turns                              9.1x       10.8x                     10.8x          8.2x     8.4x      8.4x      8.3x      8.3x

Other Current Assets               1,383         867                      867            867      867       867       867       867

Other Current Liabilities            2.0%        1.7%                     1.7%           1.7%     1.9%      1.9%      2.0%      2.0%
  (% of Sales)

CASH FLOW DATA
-------------------------------

Capital Expenditures              $6,005     $11,357                  $11,357        $10,000   $7,000    $7,000    $7,000    $7,000

                               ROPAK CORPORATION
       Valuation Based on Comparable Merger and Acquisition Transactions
                             (amounts in thousands)





                                  Ropak
                                   LTM        Average
Valuation Multiple              30-Sep-94   Multiples(A)   Implied Enterprise Value    Implied Equity Value    Price Per Share
--------------------------      ---------   ------------   ------------------------    --------------------    ---------------
Enterprise Value/EBIT            $7,039         11.6x                $81,623                  $49,265                $9.68
Enterprise Value/EBITDA          14,551          8.1x                118,113                   85,755                16.49
Purchase Price/Net Income         2,978         15.5x                 78,507                   46,149                 9.09



(a) Includes Mr. Coffee -- Health O Meter, Motor Coach -- Grupo Dina, Aladdin -- Mohawk, Rexnard -- BTR, Carriage -- Dixie Yarns.

                  SELECTED MERGER AND ACQUISITION TRANSACTIONS
                             (amounts in thousands)

ANNOUNCE-
  MENT/                                                                                                                  LTM
EFFECTIVE                                                                                      PURCHASE    ENTERPRISE  REVENUES
  DATE             TARGET/ACQUIRER                         TARGET DESCRIPTION                 PRICE (PP)   VALUE (EV)   EV/REV.
---------  -------------------------------  ------------------------------------------------  -----------  ----------  --------
28-Sep-94  Ropak Corporation                Ropak Corporation designs, manufactures, and      $ 53,676(a)   $ 86,034   $120,520
                                            markets a broad range of plastic shipping
           Linpac Mouldings Limited         containers and material handling products.                                      0.7x

26-Oct-94  RB&W Corporation                 RB&W Corporation is engaged in the manufac-       $ 59,565(a)   $ 86,372   $161,196
                                            ture and distribution of cold formed parts,
           Park-Ohio Industries, Inc.       industrial products and value-added services.                                   0.5x
                                            The product line includes steel and alloy
                                            nuts and screws and other fasteners.

21-Jan-94  Mr. Coffee                       Mr. Coffee manufactured coffee makers.            $129,164      $156,422   $175,045

19-Aug-94  Health O Meter                                                                                                   0.9x

18-May-94  Motor Coach Industries           Motor Coach manufactured transit buses.           $333,546      $473,425   $417,711

 5-Aug-94  Grupo Dina S.A. de C.V.                                                                                          1.1x

23-Feb-94  Premix/E.M.S. Inc.               Premix/E.M.S. was engaged in the business of      $ 25,855(a)   $ 31,699   $ 57,553
                                            the molding of thermoplastic components and
 3-Aug-94  Bailey Corporation               the manufacture of compression-molded parts                                     0.6x
                                            for use in automotive and transportation
                                            industries.

17-May-94  Advanced Plastics, Inc.          Advanced Plastics was an Ohio-based S corpora-    $ 10,100(a)   $ 12,000   $ 10,907
                                            tion that manufactured a variety of injection
20-May-94  Atlantis Group, Inc.             molded plastic automotive market.                                               1.1x

 6-Dec-93  Aladdin Mills                    Aladdin manufactured carpets and bath rugs.       $386,761      $464,115   $463,013

25-Feb-94  Mohawk Industries                                                                                                1.0x




ANNOUNCE-
  MENT/                                                                                                           BOOK
EFFECTIVE                                                            LTM EBIT     LTM EBITDA   LTM NET INCOME    VALUE       CASH
  DATE             TARGET/ACQUIRER                                    EV/EBIT     EV/EBITDA    PP/NET INCOME     PP/BV       DEBT
---------  -------------------------------                          -----------   ----------   --------------   --------   --------
28-Sep-94  Ropak Corporation                                          $  7,039     $ 14,551       $ 2,978       $ 29,347   $  1,970

           Linpac Mouldings Limited                                       12.2x         5.9x         18.0x           1.8x    34,328

26-Oct-94  RB&W Corporation                                           $  5,183     $  6,572       $ 1,737 (b)   $ 22,555   $    576

           Park-Ohio Industries, Inc.                                     16.7x        13.1x         34.3x           2.6x    27,383

21-Jan-94  Mr. Coffee                                                 $ 14,496     $ 19,432       $ 6,677       $ 59,770   $    373

19-Aug-94  Health O Meter                                                 10.8x         8.0x         19.3x           2.2x    27,631

18-May-94  Motor Coach Industries                                     $ 47,372     $ 51,867       $27,853       $101,627   $  7,244

 5-Aug-94  Grupo Dina S.A. de C.V.                                        10.0x         9.1x         12.0x           3.3x   147,123

23-Feb-94  Premix/E.M.S. Inc.                                         $ (4,820)    $ (2,323)      $(3,421)      $ 20,269         $0

 3-Aug-94  Bailey Corporation                                               NM           NM            NM            1.3x     5,844

17-May-94  Advanced Plastics, Inc.                                    $  1,818     $  2,211       $ 1,750 (b)   $  1,755         $0

20-May-94  Atlantis Group, Inc.                                            6.6x         5.4x          5.8x           5.8x     1,900

 6-Dec-93  Aladdin Mills                                              $ 37,175     $ 48,871       $19,405       $ 75,303   $  2,571

25-Feb-94  Mohawk Industries                                              12.5x         9.5x         19.9x           5.1x    79,925

                  SELECTED MERGER AND ACQUISITION TRANSACTIONS
                             (amounts in thousands)

ANNOUNCE-
  MENT/                                                                                                                  LTM
EFFECTIVE                                                                                      PURCHASE    ENTERPRISE  REVENUES
  DATE             TARGET/ACQUIRER                         TARGET DESCRIPTION                 PRICE (PP)   VALUE (EV)   EV/REV.
---------  -------------------------------  ------------------------------------------------  -----------  ----------  --------
 2-Dec-93  Rexnord                          Rexnord manufactured power transmission           $200,549      $599,550   $533,919
                                            products.
27-Jan-94  BRT Holdings                                                                                                     1.1x

15-Sep-93  Robinson/Fuzere (a)              The companies were involved in the thermo-        $ 13,207(b)   $ 13,428   $ 16,928 (c)
                                            forming industry as manufacturers of thermo-
 4-Oct-93  Filtertek, Inc.                  formed plastic packaging and parts. They are                                    0.8x
                                            also involved in printing labels on the thermo-
                                            formed parts.

 1-Jul-93  Boler Co. - Contour Division     The Contour Technologies Division of Boler        $  6,200(a)   $  7,600   $ 13,553
                                            Company manufactures molded plastic exterior
 1-Jul-93  Bailey Corporation               components for automobile and truck manu-                                       0.6x
                                            facturers.

26-May-93  Styrex Industries, Inc.          Styrex produced custom designed injection         $  4,500(a)   $ 12,687   $ 25,264
                                            molded thermoplastic parts and sub-assemblies.
26-May-93  Pure Tech International, Inc.    Its customers were in the industrial products,                                  0.5x
                                            consumer goods, telecommunication and recrea-
                                            tion industries.

10-Jan-92  Van Dorn Company - Plastics      This division manufactured injunction molding     $ 81,000(a)   $ 81,000   $ 94,767
            Div.                            machines.

20-Apr-93  Mannesmann Demag. AG                                                                                             0.9x

10-Jan-92  Van Dorn Company                 Van Dorn manufactured metal, plastic, and         $177,000(a)   $209,829   $312,894
                                            composite containers for the paint, chemical,
16-Apr-93  Crown Cork & Seal Company, Inc.  automotive, food, pharmaceutical and household                                  0.7x
                                            products industries. The company also manu-
                                            factured injection molding machines.

 4-Sep-93  Carriage Industries (a)          Carriage Industries manufactured carpets.         $ 59,503      $ 91,483   $123,079

12-Mar-93  Dixie Yarns                                                                                                      0.7x




ANNOUNCE-
  MENT/                                                                                                           BOOK
EFFECTIVE                                                         LTM EBIT      LTM EBITDA     LTM NET INCOME    VALUE       CASH/
  DATE             TARGET/ACQUIRER                                 EV/EBIT      EV/EBITDA      PP/NET INCOME     PP/BV       DEBT
---------  -------------------------------                       -----------    ----------     --------------   --------   --------
 2-Dec-93  Rexnord                                                $ 79,728 (a)   $106,435 (a)     $24,007 (b)   $104,031   $  4,037

27-Jan-94  BRT Holdings                                                7.5x           5.6x            8.4x           1.9x   403,038

15-Sep-93  Robinson/Fuzere (a)                                    $    409 (c)   $  1,666 (c)     $   520 (c)   $ 13,333   $     24

 4-Oct-93  Filtertek, Inc.                                            32.9x           8.1x           25.4x           1.0x       245

 1-Jul-93  Boler Co. - Contour Division                           $   (393)      $    365         $(1,533)            NM   $      0

 1-Jul-93  Bailey Corporation                                           NM           20.8x             NM             NM      1,400

26-May-93  Styrex Industries, Inc.                                $     53       $  1,197         $  (433)(b)   $   (111)  $      5

26-May-93  Pure Tech International, Inc.                             237.5x          10.6x             NM             NM      8,192

10-Jan-92  Van Dorn Company - Plastics                                  NM             NM              NM             NM   $      0
            Div.

20-Apr-93  Mannesmann Demag. AG                                         NM             NM              NM             NM          0

10-Jan-92  Van Dorn Company                                       $ 12,862 (b)   $ 21,578 (b)     $ 5,442 (c)   $ 89,703   $ 21,566

16-Apr-93  Crown Cork & Seal Company, Inc.                            16.3x           9.7x           32.5x           2.0x    54,395

 4-Sep-93  Carriage Industries (a)                                $  5,322       $ 11,051         $ 3,330       $ 34,319   $    28?

12-Mar-93  Dixie Yarns                                                17.2x           8.3x           17.9x           1.7x    32,26?

                  SELECTED MERGER AND ACQUISITION TRANSACTIONS
                             (amounts in thousands)

ANNOUNCE-
  MENT/                                                                                                                  LTM
EFFECTIVE                                                                                      PURCHASE    ENTERPRISE  REVENUES
  DATE             TARGET/ACQUIRER                         TARGET DESCRIPTION                 PRICE (PP)   VALUE (EV)   EV/REV.
---------  -------------------------------  ------------------------------------------------  -----------  ----------  --------
17-Sep-92  CONSTAR International Inc.       CONSTAR manufactured and sold plastic containers  $519,000(a)   $605,222   $623,460
                                            in the US and Europe. The company focused on the
21-Oct-92  Crown Cork & Seal Company, Inc.  soft drink, wine, automotive, food, household                                   1.0x
                                            products, and industrial chemical industries.

21-Sep-92  Filtertek, Inc.                  Filtertek develops designs, manufactures          $ 53,423(a)   $ 60,265   $ 29,850
                                            and sells specialty filtration elements used
21-Sep-92  Schawk, Inc.                     in automotive, industrial, and consumer markets.                                2.0x
                                            The company utilizes insert injection molding
                                            techniques. The company specializes in filters
                                            made from plastic resins.




ANNOUNCE-
  MENT/                                                                                                          BOOK
EFFECTIVE                                                           LTM EBIT    LTM EBITDA    LTM NET INCOME     VALUE      CASH/
  DATE             TARGET/ACQUIRER                                   EV/EBIT    EV/EBITDA     PP/NET INCOME      PP/BV      DEBT
---------  -------------------------------                          -------     ----------    --------------   --------   --------
17-Sep-92  CONSTAR International Inc.                                $39,279      $64,096         $22,477      $169,040    $ 5,086

21-Oct-92  Crown Cork & Seal Company, Inc.                              15.4x         9.4x           23.1x          3.1x    91,308

21-Sep-92  Filtertek, Inc.                                           $ 3,138      $ 5,617         $ 2,632      $ 20,352    $   607

21-Sep-92  Schawk, Inc.                                                 19.2x        10.7x           20.3x          2.6x     7,448

                  Selected Merger and Acquisition Transactions
                             (amounts in thousands)

NOTES:
General
(1) Net income figures are from continuing operations, before extraordinary items and cumulative effects of changes in accounting principals, and after minority interests and preferred dividends.

Ropak
(a) Purchase price consists of $10.50 per share plus purchase of options.

RW&B Corporation
(a) RB&W shareholders will receive 4,293,000 Park-Ohio common shares for all the outstanding stock of RW&B. Park-Ohio's common stock closed at $13.875 on October 25, 1994.
(b) Excludes a $700,000 restructuring charge, a special gain of $1.156 million and a $1.76 million charge from the write-down of real estate assets. Charges are tax effected for NOL carryforwards.

Premix/E.M.S. Inc.
(a) Purchase price consists of $7 million in promissory notes, $9 million in debentures, and $9.855 million in cash.

Advanced Plastics, Inc.
(a) The purchase price is given as $12 million less the Advanced Plastic's debt plus the company's cash plus an amount up to $1.5 million if Advanced Plastic's 1994 EBITDA is greater than $2786 thousand. Based on first quarter results, it is assumed that Advanced Plastic does not exceed
    $2786 in 1994 EBITDA.
(b) Excludes a one-time loss on the sale of fixed assets of $31 thousand.

Rexnord Corporation
(a) Exclude restructuring charge of $11 million ($6.8 million, $0.37 per share)
(b) FY 1993 net income results used to calculate LTM N.I. are pro forma data reflecting the recapitalization.

Standard Packaging, Inc.
(a) The purchase price consists of $15.0 million in cash and $2.25 million in a note payable over 3 years.
(b) No income tax was attributed to this division.

Robinson/Fuzere
(a) Includes Fuzere Manufacturing Company, Inc., Robinson Industries, and Fuzere Midwest.
(b) The purchase price consists of $8.207 million in cash and $5 million in Filtertek common stock.
(c) LTM data based on nine months ended September 30, 1993 annualized data.

Boler
(a) The purchase price was based on 85% of the carrying value of the fixed assets, subject to adjustments.

Styrex
(a) The purchase price consists of $2,150,000 in cash, $1,430,330 in Pure Tech common stock, $945,000 in marketable securities, and less $25,000 in warrants received by Pure Tech.
(b) Excludes $270 thousand charge for write-off of deferred offering costs.

Van Dorn/Mannesmann
(a) The purchase price for the Plastic Machinery Division was $81 million in cash.

                  Selected Merger and Acquisition Transactions
                             (amounts in thousands)

Van Dorn/Crown
(a) The purchase price consists of $140 million in newly issued Crown common stock and $37 million in cash.
(b) Excludes one-time charges relating to Crown Cork & Seal's merger offer, shareholder litigation, commitments to repurchase equipment, and estimates relating to inventory totaling $4144.
(c) Excludes gain on sale of equipment of $884,000.

Carriage Industries, Inc.
(a) FY 1993 income statement results used to calculate LTM results are pro forma data reflecting the acquisition of Bretlin, Inc.

CONSTAR
(a) On September 17, 1992, Crown Cork and Seal made a tender offer of 32.50 for the shares of Constar. The acquisition was consummated at $34.875 per share.

Filtertek
(a) Schawk paid the purchase price in cash for 56.3% of Filtertek. The LTM numbers are adjusted for this percentage.

                               GRAPHICS APPENDIX


            The following Standard OTC Stock Reports were included:

    1. Ropak Corp., Vol. 60/No. 114/Sec. 38 (October 5, 1994)

    2. AEP Industries, Vol. 60/No. 106/Sec. 2 (September 16, 1994)

    3. Furon Co., Vol. 60/No. 116/Sec. 22 (October 12, 1994)

    4. Intertape Polymer Group, Vol. 29/No. 75/Sec. 18 (September 20, 1994)

    5. Liqui-Box, Vol. 60/No. 95/Sec. 24 (August 19, 1994)

    6. Park-Ohio Industries, Vol. 60/No. 126/Sec. 42 (November 4, 1994)

    7. Sealright Co., Vol. 60/No. 97/Sec. 21 (August 24, 1994)